UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Syntroleum Corporation

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 29, 2004

To Our Stockholders:

You are cordially invited to attend the 2004 annual meeting of stockholders of Syntroleum Corporation. On the following pages you will find a proxy statement that provides detailed information concerning the annual meeting, including the following matters to be acted upon at the meeting:

•	the election of three directors to serve three-year terms;

•	a proposal to approve the issuance of warrants to purchase up to 1,170,000 shares of our common stock to Mr. Ziad Ghandour, one of our directors and a business consultant to us;

•	a proposal to approve the grant of options to purchase up to 25,000 shares of our common stock to Mr. James R. Seward, one of our directors;

•	a proposal to approve the issuance of warrants to purchase up to 500,000 shares of our common stock pursuant to a Joint Development Agreement with Sovereign Oil & Gas Company II, LLC; and

•	a proposal to ratify the appointment of Grant Thornton LLP as our independent public accountants for the year ending December 31, 2004.

The record date for determining stockholders entitled to notice of and to vote at the annual meeting is March 22, 2004. The date, time and place of the annual meeting are:

April 26, 2004

10:00 a.m. local time

Tulsa Community College, West Campus

7505 West 41st Street

Tulsa, Oklahoma 74107

A copy of our 2003 annual report to stockholders is enclosed.

I hope you will be able to attend the annual meeting in person. Whether or not you plan to attend, please be sure to date, sign and return the proxy card in the enclosed envelope as promptly as possible so that your shares may be represented at the meeting and voted in accordance with your wishes. Your vote is important regardless of the number of shares you own.

Sincerely,

Kenneth L. Agee
Chief Executive Officer
and Chairman of the Board

SYNTROLEUM CORPORATION

4322 South 49th West Avenue

Tulsa, Oklahoma 74107

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held April 26, 2004

To the Stockholders:

The 2004 annual meeting of stockholders of Syntroleum Corporation will be held at Tulsa Community College, West Campus, 7505 West 41st Street, Tulsa, Oklahoma 74107, on April 26, 2004, at 10:00 a.m. local time. At the annual meeting, the following matters will be voted upon:

(1)	A proposal to elect three Class B directors as members of our board of directors to serve until the 2007 annual meeting of stockholders or until their respective successors have been duly elected and qualified (Proposal 1);

(2)	A proposal to approve the issuance of warrants to purchase up to 1,170,000 shares of our common stock to Mr. Ziad Ghandour, one of our directors and a business consultant to us (Proposal 2);

(3)	A proposal to approve the grant of options to purchase up to 25,000 shares of our common stock to Mr. James R. Seward, one of our directors (Proposal 3);

(4)	A proposal to approve the issuance of warrants to purchase up to 500,000 shares of our common stock pursuant to a Joint Development Agreement with Sovereign Oil & Gas Company II, LLC (Proposal 4);

(5)	A proposal to ratify the appointment of Grant Thornton LLP as our independent public accountants for the year ending December 31, 2004 (Proposal 5); and

(6)	Such other business as may properly come before the meeting or any adjournment of the meeting.

These matters are described more fully in the accompanying proxy statement.

Only stockholders of record at the close of business on March 22, 2004, are entitled to notice of and to vote at the annual meeting.

Your vote is important—as is the vote of every stockholder—and the board of directors appreciates the cooperation of stockholders in directing proxies to vote at the meeting. It is important that your shares be represented at the meeting by your signing and returning the enclosed proxy card in the accompanying envelope as promptly as possible, whether or not you expect to be present in person.

You may revoke your proxy at any time by following the procedures set forth in the accompanying proxy statement.

By Order of the Board of Directors,

Richard L. Edmonson
Vice President, General Counsel and Corporate Secretary

March 29, 2004

SYNTROLEUM CORPORATION

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by our board of directors for use at our 2004 annual meeting of stockholders to be held at the time and place set forth in the accompanying notice. This proxy statement and accompanying proxies are initially being mailed to our stockholders on or about March 26, 2004. As used in this Proxy Statement, the terms “we,” “our” or “us” mean Syntroleum Corporation, a Delaware corporation, unless the context indicates otherwise.

GENERAL INFORMATION

Voting

Only stockholders of record at the close of business on March 22, 2004 are entitled to notice of, and to vote at, the annual meeting. As of such date, 39,616,456 shares of common stock were outstanding. Each outstanding share entitles the holder to one vote on each matter submitted to a vote of stockholders at the meeting. No other class of stock with voting rights is outstanding. Cumulative voting is not allowed in the election of directors.

Stockholders may vote in person or by proxy at the annual meeting. All properly executed proxies received prior to the commencement of voting at the annual meeting will be voted in accordance with the specification made on the proxy. Proxies submitted without specification will be voted (except to the extent that authority to vote has been withheld) (1) FOR Proposal 1 to elect the nominees for director proposed by the board of directors, (2) FOR Proposal 2 to approve the issuance of warrants to purchase up to 1,170,000 shares of our common stock to Mr. Ziad Ghandour, one of our directors and a business consultant to us, (3) FOR Proposal 3 to approve the grant of options to purchase up to 25,000 shares of our common stock to Mr. James R. Seward, one of our directors, (4) FOR Proposal 4 to approve the issuance of warrants to purchase up to 500,000 shares of our common stock pursuant to a Joint Development Agreement with Sovereign Oil & Gas Company II, LLC, and (5) FOR Proposal 5 to ratify the appointment of Grant Thornton LLP as our independent public accountants for the year ending December 31, 2004. In connection with any other business that may properly come before the meeting, proxies will be voted in the discretion of the persons named in the proxy, except that proxies voted against the proposal to elect each of the three nominees as directors will not be voted in favor of any adjournment of the annual meeting for the purpose of soliciting additional proxies. The persons named as proxies were designated by the board of directors and are officers.

Quorum

The holders of a majority of the shares entitled to vote at the annual meeting, represented in person or by proxy, constitute a quorum for the transaction of business at the annual meeting. Abstentions and broker “non-votes” will be counted as present for purposes of determining whether there is a quorum at the annual meeting. The term broker “non-votes” refers to shares held by brokers and other nominees or fiduciaries that are present at the annual meeting but are not voted on a particular matter because those persons are precluded from exercising their voting authority because of the matter’s “non-routine” nature.

Matters to be Voted Upon

At the annual meeting, the following matters will be voted upon:

(1)	A proposal to elect three Class B directors as members of our board of directors to serve until the 2007 annual meeting of stockholders or until their respective successors have been duly elected and qualified (Proposal 1);

(2)	A proposal to approve the issuance of warrants to purchase up to 1,170,000 shares of our common stock to Mr. Ziad Ghandour, one of our directors and a business consultant to us (Proposal 2);

(3)	A proposal to approve the grant of options to purchase up to 25,000 shares of our common stock to Mr. James R. Seward, one of our directors (Proposal 3);

(4)	A proposal to approve the issuance of warrants to purchase up to 500,000 shares of our common stock pursuant to a Joint Development Agreement with Sovereign Oil & Gas Company II, LLC (Proposal 4);

(5)	A proposal to ratify the appointment of Grant Thornton LLP as our independent public accountants for the year ending December 31, 2004 (Proposal 5); and

(6)	Such other business as may properly come before the meeting or any adjournment of the meeting.

We know of no other matters that are likely to be brought before the annual meeting.

Votes Required

Proposal 1 — Election of Directors. In accordance with our bylaws, the directors will be elected by a plurality of the votes cast in person or by proxy at the annual meeting. Accordingly, abstentions and broker “non-votes” marked on proxy cards will not be included in the tabulation of the votes cast.

Proposal 2 — Approval of the Issuance of Warrants to Mr. Ziad Ghandour. In accordance with our bylaws and the rules of the Nasdaq Stock Market, the approval of the proposal to approve the issuance of warrants to purchase up to 1,170,000 shares of our common stock to Mr. Ziad Ghandour requires the affirmative vote of a majority of the shares of common stock present in person or by proxy at the meeting and entitled to vote on the matter. Accordingly, abstentions will have the effect of a vote against the proposal. Broker “non-votes” will be treated as not present and entitled to vote and will therefore not be included in determining the percentage of shares voting in favor of the proposal.

Proposal 3 — Approval of the Grant of Stock Options to Mr. James R. Seward. In accordance with our bylaws and the rules of the Nasdaq Stock Market, the approval of the proposal to approve the grant of options to purchase up to 25,000 shares of our common stock to Mr. James R. Seward requires the affirmative vote of a majority of the shares of common stock present in person or by proxy at the meeting and entitled to vote on the matter. Accordingly, abstentions will have the effect of a vote against the proposal. Broker “non-votes” will be treated as not present and entitled to vote and will therefore not be included in determining the percentage of shares voting in favor of the proposal.

Proposal 4 — Approval of the Issuance of Warrants pursuant to a Joint Development Agreement with Sovereign Oil & Gas Company II, LLC. In accordance with our bylaws and the rules of the Nasdaq Stock Market, the approval of the proposal to approve the issuance of warrants to purchase up to 500,000 shares of our common stock pursuant to a Joint Development Agreement with Sovereign Oil & Gas Company II, LLC requires the affirmative vote of a majority of the shares of common stock present in person or by proxy at the meeting and entitled to vote on the matter. Accordingly, abstentions will have the effect of a vote against the proposal. Broker “non-votes” will be treated as not present and entitled to vote and will therefore not be included in determining the percentage of shares voting in favor of the proposal.

Proposal 5 — Ratification of Appointment of Independent Public Accountants. In accordance with our bylaws, the approval of the proposal to ratify the appointment of Grant Thornton LLP as our independent public accountants for the year ending December 31, 2004 requires the affirmative vote of a majority of the shares of common stock present in person or by proxy at the meeting and entitled to vote on the matter. Accordingly, abstentions will have the effect of a vote against the proposal. Broker “non-votes” will be treated as not present and entitled to vote and will therefore not be included in determining the percentage of shares voting in favor of the proposal.

Revoking a Proxy

Any stockholder may revoke his or her proxy at any time before it is voted at the meeting by (1) duly executing and delivering to our corporate secretary a proxy bearing a later date, (2) filing with our corporate secretary a written notice of revocation or (3) voting in person at the meeting. The mailing address of our executive office is 4322 South 49th West Avenue, Tulsa, Oklahoma 74107. A stockholder’s presence without voting at the annual meeting will not automatically revoke a previously delivered proxy, and any revocation during the meeting will not affect votes previously taken.

Solicitation

Solicitation of proxies will be primarily by mail. In addition to solicitation by mail, our officers, directors and employees may solicit proxies in person or by telephone and facsimile transmission, for which such persons will receive no additional compensation. We will pay all costs of soliciting proxies. We will reimburse brokerage houses, banks and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy material to beneficial owners of our common stock. We may engage third parties to assist in the solicitation of proxies, and in that event would incur additional costs.

PROPOSAL 1—ELECTION OF DIRECTORS

Our certificate of incorporation divides the board of directors into three classes, with each class serving three-year terms. The members of each class serve until the annual meeting of stockholders in the third year following their election, with one class being elected each year. In February 2004, in accordance with our bylaws, the board of directors adopted a resolution increasing the size of the board from nine to ten members. To fill the vacancy created by the increase in the size of the board, in February 2004 the board appointed Mr. Ziad Ghandour to serve as a Class A director.

The persons named in the accompanying proxy intend to vote such proxy in favor of the election of the nominees named below, who are currently directors, unless authority to vote for the director is withheld in the proxy. Although the board of directors has no reason to believe that the nominees will be unable to serve as directors, if a nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the board of directors, unless contrary instructions are given in the proxy.

The board of directors recommends that stockholders vote FOR the election of the three Class B directors.

Nominees — Class B Directors

Set forth below is certain information with respect to each nominee for election as a director. Except as indicated, each nominee has served as a director of our company since the closing of the merger of Syntroleum Corporation and SLH Corporation on August 7, 1998 and, before the merger, as a director of our predecessor company, Syntroleum Corporation, an Oklahoma corporation.

Name and Business Experience	Age
Kenneth L. Agee	47

Mr. Agee is our Chief Executive Officer and Chairman of the Board. Mr. Agee founded our company in 1984 and initially served as President and a director. He became Chief Executive Officer in February 1996 and Chairman of the Board in November 1995. He also served as President from June 2002 to September 2002. He is a graduate of Oklahoma State University with a degree in Chemical Engineering. He has over 23 years of experience in the energy industry and is listed as inventor on several U.S. and foreign patents, with several more patent applications pending, all of which have been assigned to us by Mr. Agee.

P. Anthony Jacobs	62

Mr. Jacobs has served as a director since December 1996. Mr. Jacobs also served as the Chairman of the Board of SLH Corporation from December 1996 through the closing date of the merger of Syntroleum Corporation and SLH Corporation. Mr. Jacobs served as President and Chief Executive Officer of Lab Holdings, Inc., a company principally engaged in the laboratory testing business, a position he held from September 1997 until August of 1999 when the company merged with Lab One, Inc. From 1990 to 1993, he served as Executive Vice President and Chief Operating Officer of Lab Holdings, and from May 1993 to September 1997, he served as President and Chief Operating Officer of Lab Holdings. Mr. Jacobs holds an M.B.A. from the University of Kansas and is also a Chartered Financial Analyst.

James R. Seward	51

Mr. Seward has served as a director since December 1988. Mr. Seward also served as the President, Chief Executive Officer and director of SLH Corporation from February 1997 through the closing date of the merger of Syntroleum Corporation and SLH Corporation. From 1990 to September 1997, Mr. Seward served as Chief Financial Officer and a director of Lab Holdings. From 1990 to May 1993, he served as Senior Vice President of Lab Holdings, and from May 1993 to September 1997, he served as Executive Vice President. He also serves as a director of Tamarack Funds, Lab One, Inc. and Concorde Career Colleges. Mr. Seward holds an M.B.A. in Finance and a M.P.A. from the University of Kansas and is also a Chartered Financial Analyst.

Continuing Directors

Set forth below is comparable information for those directors whose terms will expire in 2005 and 2006. Unless otherwise noted, each of such directors has served as a director since August 7, 1998, the closing date of the merger of Syntroleum Corporation and SLH Corporation, and before the merger, as a director of our predecessor company, Syntroleum Corporation, an Oklahoma corporation. References to positions held with us before the date of the merger refer to positions held with our predecessor company.

2005 — Class C Directors

Name and Business Experience	Age
Alvin R. Albe, Jr.	50

Mr. Albe became a director in December 1988. Mr. Albe is currently Executive Vice President of the TCW Group, Inc., a capital management firm. Prior to joining TCW in 1991, Mr. Albe was President of Oakmont Corporation, a privately held corporation that administers and manages assets for several families and individuals. Mr. Albe was associated with Oakmont Corporation from 1982 to 1991. Before that time, he was Manager of Accounting at McMoRan Oil and Gas Co., and a Certified Public Accountant with Arthur Andersen & Co. in New Orleans. Mr. Albe graduated from the University of New Orleans with a B.S. in Accounting.

Robert A. Day	60

Mr. Day became a director in March 2000. He is currently Chairman of the Board and Chief Executive Officer of Oakmont Corporation, an investment management company, Chairman of the Board and Chief Executive Officer of Trust Company of the West, an investment management company, and Chairman and President of W.M. Keck Foundation, a philanthropic organization. Mr. Day also serves on the board of directors of Fisher Scientific International, Inc., Freeport-McMoRan, Inc., McMoRan Exploration Company, Freeport-McMoRan Copper & Gold, Inc. and Société Générale. Mr. Day is also the founder of Cypress Funds, LLC, an investment management company founded in 1998. Mr. Day holds a B.S. in Economics from Claremont McKenna College.

J. Edward Sheridan	69

Mr. Sheridan became a director in November 1995. In 1985, Mr. Sheridan founded and since that time has served as President of Sheridan Management Corporation, a company whose purpose is to provide support services to businesses in industries with global markets for their products and services. From 1973 to 1975, he was Chief Financial Officer at Fairchild Industries, and from 1975 to 1985, he was Chief Financial Officer at AMF, Inc. Mr. Sheridan is also a director of AuthentiDate Holding Corp. Mr. Sheridan holds an M.B.A. from Harvard University with an emphasis on Finance and International Operations and a B.A. from Dartmouth College.

2006 — Class A Directors

Name and Business Experience	Age
Frank M. Bumstead	62

Mr. Bumstead became a director in May 1993. He has served as the President of Flood, Bumstead, McCready & McCarthy, Inc., a financial and business management firm, since 1990. Mr. Bumstead has served as Vice Chairman of the Board of Response Oncology, Inc., a health care services firm, since 1986. He has served as a director of First Union National Bank of Tennessee since 1996. Mr. Bumstead has also served as a director of American Retirement Corp. and as a director of Imprint Records, Inc. since 1995 and as a director of TBA Entertainment, Inc. since 1994.

Ziad Ghandour	36

Mr. Ghandour became a director in February 2004. Mr. Ghandour is principal and founder of TI Capital, a Los Angeles-based venture capital firm founded in 2002, and since 1990 has served as Vice President of Falcon International, a transporter and marketer of oil and oil-related products in Europe and the Middle East. Mr. Ghandour has been a business consultant to us since October 2003. Mr. Ghandour holds a B.S. in Business Administration and a B.A. in Political Science from Pepperdine University.

John B. Holmes, Jr.	57

Mr. Holmes is our President, Chief Operating Officer and a director. Prior to joining Syntroleum in October 2002, Mr. Holmes was Chief Operating Officer of El Paso Merchant Energy Company, beginning in January 2001, where he had operating responsibility for all assets, including power generation, refining and chemical terminals and marine assets throughout the U.S. and overseas. Before becoming the Chief Operating Officer of El Paso, Mr. Holmes was the President of Oil and Gas Operations from 1999 to 2001. Prior to joining El Paso in 1999, he was President and Chief Operating Officer of Zilkha Energy Company from 1986 to 1998 and, upon its merger with Sonat, Inc. in 1998, he served as President and Chief Executive Officer of Sonat Exploration until 1999. He holds a B.S. in Chemical Engineering from the University of Mississippi.

Robert B. Rosene, Jr.	50

Mr. Rosene became a director in March 1985. Mr. Rosene is President of Seminole Energy Services, L.L.C., a natural gas marketing and gathering company. From 1984 to August 1998, he was Vice President of Boyd Rosene and Associates, Inc., a natural gas consulting and marketing firm which he co-founded. From 1976 to 1984, he was employed with Transok Pipeline Company, where he served in various positions, including Manager of Rates and Contract Administration and director of Gas Acquisitions. In 1987, Mr. Rosene co-founded MBR Resources, an oil and gas production company with operations in Arkansas, New Mexico, Oklahoma and Texas. Mr. Rosene holds a B.A. in Accounting from Oklahoma Baptist University.

There are no family relationships, of first cousin or closer, among our directors and executive officers, by blood, marriage or adoption.

Affirmative Determinations Regarding Director Independence and Other Matters

Our board of directors has determined each of the following directors to be an “independent director” as such term is defined in Marketplace Rule 4200A(a)(14) of the National Association of Securities Dealers (the “NASD”):

Alvin R. Albe, Jr.
Frank M. Bumstead
Robert A. Day
P. Anthony Jacobs
Robert B. Rosene, Jr.
J. Edward Sheridan

In this proxy statement these six directors are each referred to individually as an “independent director” and collectively as the “independent directors.”

The board of directors has also determined that each member of the two committees of the board meets the independence requirements applicable to those committees prescribed by the NASD, the Securities and Exchange Commission (“SEC”) and the Internal Revenue Service. The board of directors has further determined that each of Messrs. Albe and Sheridan, members of the audit committee of the board of directors, is an “audit committee financial expert” as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC.

The nominating and compensation committee reviewed the applicable legal standards for board member and board committee independence and the criteria applied to determine “audit committee financial expert” status. On the basis of this review, the nominating and compensation committee delivered a report to the full board of directors and the board made its independence and “audit committee financial expert” determinations based upon the nominating and compensation committee’s report and each member’s review of the information made available to the nominating and compensation committee.

Board Compensation

During 2003, the board of directors held a total of six meetings and took action by unanimous written consent on six occasions. No director attended fewer than 75 percent of the aggregate of board meetings and meetings of any committee on which he served in 2003.

We do not pay our outside directors a cash retainer. All directors are reimbursed for their travel and other expenses involved in attendance at board and committee meetings. Directors who are employees are not paid any fees or additional remuneration for services as members of the board of directors or any committee.

Non-employee directors are participants in our Stock Option Plan for Outside Directors. Under this plan, each nonemployee director is granted, on January 1 of each year, an option to purchase a number of shares of our common stock determined by dividing $18,000 by the fair market value of our common stock on that date. Except for the initial grant of options to an outside director under the plan, which is 100% vested, the vesting of options granted is based on the percentage of total board meetings attended by a director during the preceding year. The exercise price per share of each option equals the fair market value of a share of our common stock on the date the option is granted.

Board Committees

The board of directors has two standing committees: the audit committee and the nominating and compensation committee.

Audit Committee

The audit committee consists of Messrs. Albe (Chairman), Bumstead, Rosene and Sheridan. The committee met four times during 2003. The board of directors has determined that each of Messrs. Albe, Bumstead, Rosene and Sheridan meets the independence criteria prescribed by applicable law and the rules of the SEC for audit committee membership and is an “independent director” as defined in NASD Rule 4200A(a)(14). Each committee member meets the NASD’s financial knowledge requirements, and Messrs. Albe and Sheridan, designated by the board of directors as the “audit committee financial experts” under SEC rules, meet the NASD’s professional experience requirements as well. The audit committee operates pursuant to a written charter, a copy of which is attached as Appendix A to this Proxy Statement. As more fully described in the charter, the committee recommends to the board of directors independent public accountants as auditors and reviews the scope, plan and findings of the annual audit, recommendations of the independent public accountants, the adequacy of internal accounting controls and audit procedures, our audited financial statements, non-audit services performed by the independent public accountants and fees paid to the independent public accountants for audit and non-audit services. The audit committee expects to adopt an amended and restated charter that includes provisions required by the NASD Rules on the date of the annual meeting of stockholders.

Nominating and Compensation Committee

The nominating and compensation committee consists of Messrs. Albe (Chairman), Rosene and Sheridan. The committee did not meet during 2003, but took action by unanimous written consent on 11 occasions. The board of directors has determined that each director who served on the nominating and compensation committee during 2003 qualifies as an “outside director” under Section 162(m) of the Internal Revenue Code (the “Code”), a “non-employee director” as such term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and an “independent director” as such term is defined in NASD Rule 4200A(a)(14). The nominating and compensation committee operates pursuant to a written charter, a copy of which is attached as Appendix B to this Proxy Statement. As more fully described in the charter, the committee establishes and reports to the full board with respect to compensation plans under which officers and directors are eligible to participate, and recommends to the board for approval the salary for the chief executive officer and other executive officers. The committee administers our 1993 Stock Option and Incentive Plan and 1997 Stock Incentive Plan, and reviews our compensation program on a regular basis. The committee also recommends policies concerning director compensation to the board of directors.

Director Nominations Process

The nominating and compensation committee is responsible for searching for, identifying, evaluating the qualifications of and recommending to the board of directors and our stockholders the slate of qualified director nominees to be elected by the stockholders in connection with each annual meeting, and any directors to be elected by the board to fill vacancies of newly created directorships between annual meetings. As noted earlier, one of our current directors, Mr. Ziad Ghandour, was appointed by the board in February 2004 to fill a newly created board vacancy and has not been previously elected by the stockholders. Mr. Ghandour was recommended by one of our executive officers.

In assessing the qualifications of prospective nominees to the board, the nominating and compensation committee considers each nominee’s personal and professional integrity, experience, skills, ability and willingness to devote the time and effort necessary to be an effective board member, and commitment to acting in the best interests of our company and our stockholders. The nominating and compensation committee also considers whether candidates provide an appropriate mix of backgrounds and skills to the board.

Internal Process for Identifying Candidates

The nominating and compensation committee has two primary methods for identifying candidates (other than those proposed by our stockholders, as discussed below). First, on a periodic basis, the nominating and compensation committee solicits ideas for possible candidates from a number of sources, including members of the board, our senior level executives and individuals personally known to the members of the board.

Second, the nominating and compensation committee may from time to time use its authority under its charter to retain at our expense one or more search firms to identify candidates (and to approve such firms’ fees and other retention terms). If the nominating and compensation committee retains one or more search firms, they may be asked to identify possible candidates, to interview and screen such candidates (including conducting appropriate background and reference checks), to act as a liaison among the board, the nominating and compensation committee and each candidate during the screening and evaluation process and thereafter to be available for consultation as needed by the nominating and compensation committee.

Nominations by Stockholders

The nominating and compensation committee will consider nominees for director recommended by our stockholders. Please submit your recommendation in writing along with:

•	a resume of the candidate’s qualifications and business and educational experience;

•	a signed statement of the proposed candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director;

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the nominating and compensation committee;

•	the name of and contact information for the candidate;

•	information regarding the qualifications and qualities described under “Director Nominations Process” above;

•	a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors;

•	financial and accounting background, to enable the nominating and compensation committee to determine whether the candidate would be suitable for audit committee membership; and

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate.

Submit recommendations to Richard L. Edmonson, Vice President, General Counsel and Corporate Secretary, Syntroleum Corporation, 4322 South 49th West Avenue, Tulsa, Oklahoma 74107.

In addition to recommending director nominees to the nominating and compensation committee, any stockholder may nominate one or more persons for election as one of our directors at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our bylaws, as described under “Stockholder Proposals” elsewhere in this proxy statement.

Evaluation of Candidates

The nominating and compensation committee will consider all candidates identified through the processes described above. The extent to which the committee dedicates time and resources to the consideration and evaluation of any potential nominee brought to its attention depends on the information available to the committee about the qualifications and suitability of the individual, viewed in light of the needs of the board, and is at the committee’s discretion. The committee evaluates the desirability for incumbent directors to continue on the board following the expiration of their respective terms, taking into account their contributions as board members and the benefit that results from increasing insight and experience developed over a period of time. Although the committee will consider candidates for director recommended by stockholders, it may determine not to recommend that the board, and the board may determine not to, nominate those candidates for election to our board.

Timing of the Identification and Evaluation Process

The nominating and compensation committee usually meets at the first regularly scheduled meeting of the board in a calendar year to consider, among other things, candidates to be recommended to the board for inclusion in our recommended slate of director nominees for the next annual meeting and our proxy statement. The board usually meets each February to vote on, among other things, the slate of director nominees to be submitted to and recommended for election by stockholders at the annual meeting, which is typically held in April of that year.

Communication with Directors

Interested persons may send written communications to the board by mailing those communications to the audit committee at:

Syntroleum Corporation

c/o Audit Committee of the Board of Directors

4322 South 49th West Avenue

Tulsa, Oklahoma 74107

The audit committee will forward communications to individual directors, as appropriate.

We do not maintain a policy regarding director attendance at our annual meeting of stockholders. There were nine directors at the time of the 2003 Annual Meeting of Stockholders, and four directors attended the meeting.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the number of shares of our common stock beneficially owned as of March 1, 2004, by (1) each director and nominee for director, (2) each of the executive officers named in the Summary Compensation Table under the caption “Executive Compensation” in this proxy statement, (3) all directors and executive officers as a group and (4) all persons known by us to be the beneficial owners of at least five percent of our outstanding common stock. As of March 1, 2004, 39,591,078 shares of our common stock were issued and outstanding.

Name (1)(2)	Shares	Percentage of Class
Kenneth L. Agee(3)	4,082,721	10.3
John B. Holmes, Jr.	699,531	1.8
Larry J. Weick(4)	525,024	1.3
Jeffrey M. Bigger	104,714	*
Kenneth R. Roberts	101,554	*
Alvin R. Albe, Jr.	146,307	*
Frank M. Bumstead(5)	117,412	*
Robert A. Day	7,216,143	18.2
Ziad Ghandour	1,440,000	3.6
P. Anthony Jacobs(6)	446,186	1.1
Robert B. Rosene, Jr.(7)	193,938	*
James R. Seward(8)	363,697	*
J. Edward Sheridan	48,983	*
All directors and executive officers as a group (18 persons)	15,708,367	39.7

*	Represents ownership of less than 1%.

(1)	Except as otherwise noted and subject to applicable community property laws, each stockholder has sole voting and investment power with respect to the shares beneficially owned. The business address of each director and executive officer is c/o Syntroleum Corporation, 4322 South 49th West Avenue, Tulsa, Oklahoma 74107.

(2)	Shares of common stock subject to options that are exercisable within 60 days of the date of this proxy statement are deemed outstanding for purposes of determining the beneficial ownership and computing the percentage ownership of such person, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Accordingly, the following shares of common stock subject to stock options are included in the table: Kenneth L. Agee—125,000; John B. Holmes, Jr.—666,667; Larry J. Weick—251,597; Jeffrey M. Bigger—94,667; Kenneth R. Roberts—96,307; Alvin R. Albe, Jr.—22,007; Frank M. Bumstead—22,007; Robert A. Day—14,403; P. Anthony Jacobs—117,007; Robert B. Rosene, Jr.—22,007; James R. Seward—30,341; J. Edward Sheridan—22,007; and all directors and executive officers as a group—1,920,562.

(3)	Includes 82,956 shares of common stock owned by two of Mr. Agee’s children.

(4)	Includes 12,200 shares of common stock held by Mr. Weick as custodian for his daughters.

(5)	Includes 13,847 shares of common stock held by Mr. Bumstead’s wife, as to which he disclaims beneficial ownership.

(6)	Includes 1,500 shares of common stock held by Mr. Jacobs’ wife, as to which he disclaims beneficial ownership.

(7)	Includes 10,200 shares of common stock owned by trusts the beneficiaries of which are Mr. Rosene’s children, as to which Mr. Rosene disclaims beneficial ownership.

(8)	Includes 2,250 shares of common stock held in a family trust for which Mr. Seward serves as a co-trustee with his mother (and in that capacity shares voting and investment powers).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and owners of 10% or more of our common stock to file with the SEC and the Nasdaq Stock Market initial reports of ownership and reports of changes in ownership of common stock. Based solely on a review of the copies of reports furnished to us and representations that no other reports were required, we believe that all of our directors, executive officers and 10% or more stockholders during the fiscal year ended December 31, 2003 complied on a timely basis with all applicable filing requirements under Section 16(a) of the Exchange Act, except that Alvin R. Albe, Jr., Jeffrey M. Bigger, Frank M. Bumstead, Robert A. Day, P. Anthony Jacobs, Kenneth R. Roberts, Robert B. Rosene, Jr., James R. Seward, J. Edward Sheridan and Larry J. Weick each failed to timely file one report on Form 4 with respect to one transaction each.

EXECUTIVE COMPENSATION

The following tables show the compensation for our chief executive officer and each of our other four most highly compensated executive officers serving as such on December 31, 2003.

Summary Compensation Table

Name and Principal Position	Year	Annual Compensation (1)		Long Term Compensation
		Salary ($)	Bonus ($)	Securities Underlying Options
Kenneth L. Agee Chairman of the Board and Chief Executive Officer	2003 2002 2001	$255,000 255,000 255,000	— — —	— 300,000 —

John B. Holmes, Jr.(2) President and Chief Operating Officer	2003 2002 2001	$230,000 57,500 —	— — —	— 1,000,000 —

Larry J. Weick Senior Vice President and Chief Financial Officer	2003 2002 2001	$215,000 203,750 200,000	— — —	50,000 100,000 20,000

Jeffrey M. Bigger Senior Vice President and Chief Technology Officer	2003 2002 2001	$185,000 167,292 160,000	— — —	50,000 60,000 27,500

Kenneth R. Roberts Senior Vice President of Licensing and Business Development	2003 2002 2001	$185,000 149,583 135,000	— — 35,000	50,000 100,000 16,750

(1)	The named executive officers did not receive any annual compensation not properly categorized as salary or bonus, except for certain perquisites and other personal benefits that are not shown because the aggregate amount of such compensation, if any, for the named executive officers during the fiscal year did not exceed the lesser of $50,000 or 10% of total salary and bonus reported for such executive officer.

(2)	Mr. Holmes joined Syntroleum as our President and Chief Operating Officer on October 1, 2002. See “—Executive Employment Agreements.”

The following table provides information concerning grants of stock options made to the named executive officers during 2003.

Option Grants in Last Fiscal Year

Name	Individual Grants
	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)(1)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
					5%($)	10%($)
Kenneth L. Agee	—	—	—	—	—	—
John B. Holmes, Jr.	—	—	—	—	—	—
Larry J. Weick	50,000	1.58	2.17	3/14/13	68,235	172,921
Jeffrey M. Bigger	50,000	1.58	2.17	3/14/13	68,235	172,921
Kenneth R. Roberts	50,000	1.58	2.17	3/14/13	68,235	172,921

(1)	The exercise price of the options granted is equal to the market value of the common stock on the date of grant.

(2)	Potential realizable value of each grant assumes that the market prices of the underlying security appreciates at annualized rates of 5% and 10% over the term of the award. These rates are specified by the SEC. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock and overall market conditions. There can be no assurance that the amounts reflected on this table will be achieved.

The following table provides information concerning each stock option exercised during 2003 by each of the named executive officers and the value of unexercised options held by such officers at the end of 2003.

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year-End Option Values

Name	Shares Acquired on Exercise(#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In- the-Money Options at Fiscal Year-End ($)(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Kenneth L. Agee	—	—	160,000	200,000	278,000	556,000
John B. Holmes, Jr.	—	—	666,667	333,333	1,846,668	923,332
Larry J. Weick	—	—	234,930	116,666	87,335	282,165
Jeffrey M. Bigger	—	—	78,000	90,000	52,400	212,300
Kenneth R. Roberts	—	—	76,307	119,999	87,335	282,165

(1)	Value realized is calculated based on the difference between the option exercise price and the closing market price of the common stock on the date of exercise, multiplied by the number of shares underlying the options.

(2)	Based on the closing price of the common stock of $4.32 on December 31, 2003, the last trading day of 2003.

Board Compensation Committee Report on Executive Compensation

Our executive compensation programs are designed to attract and retain highly qualified executives and to motivate them to maximize stockholder returns by achieving our short- and long-term strategic goals. The compensation programs are designed to link each executive’s compensation directly to individual and company performance.

There are three basic components to our compensation system:

•	base pay,

•	cash bonuses, and

•	long-term equity-based incentive compensation.

We address each of these components within the context of individual and company performance and competitive conditions. In determining competitive compensation levels, we consider data that includes information regarding other companies engaged in the development of new technologies, including energy companies engaged in technology development. Some, but not all of these companies, are engaged in the development of gas-to-liquids technologies. In determining executive compensation, the nominating and compensation committee does not compare our financial and operating performance with that of the companies and indices shown in the performance graph.

The nominating and compensation committee determines bonuses and stock option and restricted stock awards and changes in remuneration to our executive officers. Bonuses and grants or awards of stock options and restricted stock are individually determined and administered by the nominating and compensation committee. The nominating and compensation committee takes into account our financial position, including the need to conserve cash resources in order to satisfy anticipated capital and operating expenses, in determining executive compensation and places more emphasis on stock-based compensation as a result. The chief executive and chief operating officers work with the nominating and compensation committee in the design of the plans and make recommendations to the committee regarding the salaries and bonuses of executive officers that report directly to them as well as the salaries and bonuses and the award of options and restricted stock to other employees.

Base Pay

Base pay is designed to be competitive with salary levels for comparable executive positions at other companies engaged in the development of new technologies. The nominating and compensation committee reviews such comparable salary information as one factor to be considered in determining the base pay for our executive officers. The nominating and compensation committee also considers other factors, including that officer’s responsibilities, experience, leadership, potential future contribution and demonstrated individual performance (measured against strategic business objectives such as achieving commercial application of our gas-to-liquids technology and continued development of improvements to that technology designed to improve performance and reduce capital costs). The nominating and compensation committee also considers internal pay equity among the executive officers and employees generally. The types and relative importance of the strategic business objectives and financial objectives vary among our executives depending on their positions and the particular operations and functions for which they are responsible. Our philosophy and practice is to place a significant emphasis on the incentive component of compensation. The compensation committee reviews base salaries annually. Annual base salaries for Messrs. Kenneth L. Agee, John B. Holmes, Jr., Larry J. Weick, Jeffrey M. Bigger and Kenneth R. Roberts are currently $255,000, $230,000, $215,000, $185,000, and $185,000, respectively.

Cash Bonuses

Our cash bonuses are designed to reward executive officers for individual performance and for contributing to the attainment of strategic business objectives and certain financial objectives. The amount each executive officer receives is determined by the nominating and compensation committee and depends on the individual’s performance and level of responsibility, as well as our financial position. No particular formula is used in determining the amount of the awards. No cash bonuses were paid during 2003.

Long-Term Equity-Based Compensation

Long-term equity-based compensation is tied directly to stockholder return. Long-term incentive compensation consists of stock options and restricted stock, which generally vest in one-third increments in each of the three years following the date of the grant, although vesting can be accelerated if deemed appropriate by the nominating and compensation committee. The exercise price of stock options and restricted stock granted is generally equal to the fair market value of the common stock on the date of grant. Accordingly, executives receiving stock options and restricted stock are rewarded only if the market price of the common stock appreciates. Stock options and restricted stock are thus designed to align the interests of our executive officers and other employees with those of our stockholders by encouraging executives to enhance our value and, hence, the price of the common stock and stockholder return. In determining whether to grant stock options or restricted stock to executive officers, the nominating and compensation committee considers a variety of factors, including that executive’s current ownership stake in our company, the degree to which increasing that ownership stake would provide the executive with additional incentives for future performance, the likelihood that the grant of those options or restricted stock would encourage the executive to remain with our company, prior option grants (including the size of previous grants and the number of options and shares of restricted stock held) and the value of the executive’s service to our company. The compensation committee also considers these factors when determining whether to grant stock options or restricted stock to other employees. Options were granted to Messrs. Larry J. Weick, Jeffrey M. Bigger and Kenneth R. Roberts during 2003. No restricted stock awards were made during 2003.

Compensation of the Chief Executive Officer

The nominating and compensation committee designs Mr. Kenneth L. Agee’s compensation package using the same components and methodology as apply to other executive officers, taking into account his high level of importance and accountability. In reviewing Mr. Agee’s performance in 2003, the nominating and compensation committee focused primarily on our attainment of certain strategic goals, including progress in the development of certain of our technologies, progress in certain of our commercial projects, implementation of certain corporate reorganization plans and achievement of certain cost control objectives.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code generally disallows a deduction to public companies to the extent of excess annual compensation over one million dollars paid to the chief executive officer or to any of the four other most highly compensated executive officers, except for qualified performance-based compensation. We had no non-deductible compensation expense for fiscal year 2003. We plan to review executive compensation as appropriate and take action as may be necessary to preserve the deductibility of compensation payments to the extent reasonably practical and consistent with our compensation objectives.

Determination of executive compensation is an evolving discipline. The nominating and compensation committee monitors trends in this area, as well as changes in law, regulation and accounting practices, that may affect either its compensation practices or its philosophy. Accordingly, the nominating and compensation committee reserves the right to alter its approach in response to changing conditions.

Nominating and Compensation Committee

Alvin R. Albe, Jr. (Chairman)

Robert B. Rosene, Jr.

J. Edward Sheridan

Compensation Committee Interlocks and Insider Participation

Our nominating and compensation committee consists of Messrs. Albe, Rosene and Sheridan, each of whom is a non-employee director. None of our executive officers has served as a member of a compensation committee or board of directors of any other entity which has an executive officer serving as a member of our board of directors, and there are no other matters relating to interlocks or insider participation that we are required to report.

Performance Graph

The following performance graph compares the performance of our common stock during the period beginning on December 31, 1998 and ending on December 31, 2003 to the Nasdaq Stock Market index consisting of United States companies (the “Nasdaq Composite”) and an index consisting of 116 publicly traded companies having a segment of business with SIC code 1321 for the same period. SIC code 1321 covers establishments primarily engaged in producing hydrocarbons from oil and gas field gases. The graph assumes a $100 investment in our common stock and in each of the indexes at the beginning of the period and a reinvestment of dividends paid on such investments throughout the period.

VALUE OF $100 INVESTMENT

ASSUMING REINVESTMENT OF DIVIDENDS AT DECEMBER 31, 1998,

AND AT THE END OF EVERY FISCAL YEAR, AND THROUGH DECEMBER 31, 2003

Executive Employment Agreements

We have entered into employment agreements with each of our executive officers. These agreements provide for annual base salaries that we may increase from time to time. In addition, each employment agreement entitles the employee to participate in employee benefit plans that we may offer to our employees from time to time.

The employment agreement with Mr. John B. Holmes, Jr., our President and Chief Operating Officer, provides that Mr. Holmes will be paid an annual base salary of $230,000 in 2004. As an inducement to his employment, we granted Mr. Holmes stock options to purchase one million shares of our common stock, one third of which vested immediately, one third of which vested on October 1, 2003 and one third of which will vest on October 1, 2004.

Each agreement provides for an initial term of 12 months and is automatically renewed for successive terms of 12 months unless sooner terminated. Under each agreement, employment may be terminated as follows:

•	by us upon the employee’s death, disability or retirement;

•	by us upon the dissolution and liquidation of our company (unless our business is thereafter continued);

•	by us for just cause;

•	by the mutual agreement of the employee and us; and

•	by either us or the employee upon 60 days’ written notice.

If we terminate the employee’s employment for any reason other than as noted in the first three items above, the employee is entitled to receive his monthly salary for a period of one or two years, as applicable, following the date of termination. In addition, if there is a change in control of our company and

•	we terminate the employee’s employment for any reason other than the employee’s death, disability, retirement or just cause during the one-year period immediately following the change of control,

•	the employee terminates his employment for good reason, or

•	during the 60-day period immediately following the lapse of one year after any change of control, we or the employee terminate the employee’s employment for any reason,

then, in lieu of any further payments for periods subsequent to the date of termination, we or our successor will pay the employee an amount equal to one or two times, as applicable, the employee’s full base salary in effect on the date of termination payable in equal monthly installments for a period of 12 or 24 months, as applicable. Mr. Holmes will be entitled to receive his monthly salary for a period of two years following the date of termination, in accordance with the provisions described above, as well as for the following reasons:

•	we terminate Mr. Holmes’ employment for any reason other than just cause;

•	Mr. Holmes is assigned to duties materially inconsistent with his position, authority, duties or responsibilities without his agreement; or

•	we require Mr. Holmes to be based at any office outside the Tulsa metropolitan area without his agreement.

Pursuant to each agreement, the employee is prohibited from disclosing to third parties, directly or indirectly, our trade secrets, either during or after the employee’s employment with our company, other than as required in the performance of the employee’s duties. The agreement also provides that the employee will not have or claim any right, title or interest in any trademark, service mark or trade name that we own or use. The employee also agrees to irrevocably assign to us all of the employee’s right, title and interest in and to any and all inventions and works of authorship made, generated or conceived by the employee during his or her period of employment with us and which related to our business or which were not developed on the employee’s own time. Each employee further agrees that during the period of employment with us and for a period of two years following the termination of employment, the employee will not engage in certain activities related to our business, including a covenant not to compete.

Equity Compensation Plan Information

The following table provides information concerning securities authorized for issuance under our equity compensation plans as of December 31, 2003.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans Approved by Security Holders (1)(2)	3,627,640	$6.30	1,737,770

Equity Compensation Plans Not Approved by Security Holders (3) (4)	1,025,198	$1.72	—

Total	4,652,838	$5.29	1,737,770

(1)	Includes the 1993 Stock Option and Incentive Plan, the 1997 Stock Incentive Plan, and the Stock Option Plan for Outside Directors.

(2)	Includes 346,253 shares to be issued upon exercise of options with a weighted average exercise price of $12.45 that were granted under our 1993 Stock Option and Incentive Plan and our Stock Option Plan for Outside Directors assumed by us in connection with the merger of Syntroleum Corporation and SLH Corporation on August 7, 1998, which were approved by our stockholders.

(3)	On August 31, 2002, we granted options to purchase 1,000,000 shares of our common stock at an exercise price of $1.55 to our President and Chief Operating Officer, John B. Holmes, Jr., as an inducement to his employment with Syntroleum. The rights to exercise the options and purchase 333,334 shares vested on October 1, 2002, the rights to exercise the options and purchase an additional 333,333 shares vested on October 1, 2003, and the rights to exercise the options and purchase an additional 333,333 shares will vest on October 1, 2004. Vesting of the options will accelerate upon termination of Mr. Holmes’ employment for any reason other than just cause. The ability to exercise the options will terminate upon the earliest of: (a) the tenth anniversary of the date of the grant; (b) 12 months after the date of the termination of Mr. Holmes’ employment by reason of death or disability; (c) the third annual anniversary of Mr. Holmes’ retirement; or (d) the date 12 months following the date upon which Mr. Holmes’ employment terminates for any reason other than those described in (b) or (c) above.

(4)	On June 30, 1997 and on February 3, 1999, we granted options to purchase 17,198 and 8,000 shares of common stock at exercise prices of $9.30 and $6.88, respectively, to our Business Development Consultant, John Hutton. The rights to exercise the options and purchase shares vest in three equal installments each year on the anniversary of each grant.

On December 20, 2002, subject to stockholder approval, we granted options to purchase up to 25,000 shares of our common stock to Mr. James R. Seward, one of our directors. See “Proposal 3—Approval of the Grant of Stock Options to Mr. James R. Seward” for a description of these options.

In October 2003, subject to stockholder approval, we granted options to purchase up to 600,000 shares of our common stock to Mr. Ziad Ghandour, a consultant to us and now a member of our board of directors, at an exercise price of $4.50 per share. These options were to vest upon the occurrence of certain events specified in the consulting agreement between us and Mr. Ghandour and expire two years from the date of vesting.

In February 2004, subject to stockholder approval, we issued warrants to purchase up to 1,170,000 shares of our common stock to Mr. Ghandour pursuant to an amended and restated consulting agreement. See “Proposal 2—Approval of the Issuance of Warrants to Mr. Ziad Ghandour” for a description of these warrants. These warrants replace the 600,000 options that were granted to Mr. Ghandour in October 2003.

In March 2004, subject to stockholder approval, we issued warrants to purchase up to 50,000 shares of our common stock to Sovereign Oil & Gas Company II, LLC (“Sovereign”), a consulting firm that we have retained to assist us in acquiring stranded natural gas fields worldwide, pursuant to a joint development agreement. See “Proposal 4—Approval of the Issuance of Warrants Pursuant to a Joint Development Agreement with Sovereign Oil & Gas II, LLC” for a description of these warrants.

CERTAIN TRANSACTIONS

In June 1995, Larry J. Weick, our Senior Vice President of Finance, Planning and Administration and Chief Financial Officer, purchased 200,000 shares of our predecessor company’s common stock for a purchase price of $0.50 per share, paid by delivery of promissory notes totaling $100,000, the amount of the aggregate purchase price. In September 1997, our predecessor company loaned Mr. Weick $117,000, the proceeds of which were used to repay his previously outstanding note and accrued interest. To secure his note, Mr. Weick pledged to us shares of our common stock with a market value equal to no less than two times the indebtedness under his note. Mr. Weick’s currently outstanding note bears interest at the rate of 6.1% per year and matures in May 2004. The largest aggregate amount outstanding at any time during 2003 pursuant to this note was $169,000. As of March 1, 2004, Mr. Weick owed approximately $170,000 pursuant to this note.

In February 1999, we loaned $29,000 to Paul F. Schubert, previously our Vice President of Research and Development. In September 1999, we loaned Mr. Schubert an additional $30,000. These notes were unsecured and bore interest rates of 5.18% and 5.98%, respectively. The initial note matured on February 25, 2003, on which date Mr. Schubert settled the note by paying $35,000 in principal and interest. On April 11, 2003, Mr. Schubert left Syntroleum and in connection with his separation, the second note was forgiven. The largest aggregate amount outstanding at any time during 2003 pursuant to each of these notes was $35,000 and $37,000, respectively.

During 2001, we loaned Kenneth L. Agee, our Chairman and Chief Executive Officer, $300,000 under a loan agreement that allowed up to $1,100,000 in loan advances and which matured on June 25, 2002. In May and June 2002, we made additional advances of $683,000 to Mr. Agee. On June 25, 2002, the promissory note was renewed for an additional year with an interest rate of 3.75%. The renewal of the promissory note increased to $1,460,000 the amount available to be borrowed. On June 26 and July 6, 2002, we loaned an additional $458,000 to Mr. Agee. At the maturity of the promissory note on June 25, 2003, Mr. Agee paid us $1,513,000, which represented the entire outstanding balance of the loans, including accrued interest. As a result of this transaction, we have no additional loans outstanding with Mr. Agee. The largest amount outstanding at any time during 2003 pursuant to this note was $1,513,000.

In October 2003, Ziad Ghandour, one of our directors and a business consultant to us, purchased 400,000 shares of our common stock for a purchase price of $4.50 per share, for an aggregate purchase price of $1.8 million, paid in cash, pursuant to a consulting agreement. In February 2004, pursuant to an amendment to the consulting agreement, we issued to Mr. Ghandour warrants to purchase up to 1,170,000 shares of our common stock. The warrants are exercisable beginning on the later of stockholder approval and the date the warrants vest in accordance with the agreement and ending on November 4, 2007. The exercise prices of the warrants range from $4.50 to $5.25 per share.

PROPOSAL 2—APPROVAL OF THE ISSUANCE OF

WARRANTS TO MR. ZIAD GHANDOUR

The board of directors recommends that stockholders vote FOR the proposal to approve the issuance of warrants to purchase up to 1,170,000 shares of our common stock to Mr. Ziad Ghandour.

Mr. Ghandour is one of our directors and provides consulting services to us pursuant to a consulting agreement we entered into with him in October 2003, which was amended and restated in February 2004. The warrants to purchase 170,000 shares at an exercise price of $5.00 per share are exercisable from the date of stockholder approval. The warrants to purchase 500,000 shares at an exercise price of $5.25 per share are exercisable upon the later of October 1, 2004 and the execution of an agreement with Repsol YPF, S.A., Saudi Aramco or another company approved by us with terms that we and Mr. Ghandour mutually agree will result in the exercisability of the warrants. The warrants to purchase 500,000 shares at an exercise price of $4.50 per share are exercisable upon the execution of an agreement with Dragados Industrial S.A. or another company approved by us with terms that we and Mr. Ghandour mutually agree will result in the exercisability of the warrants. All warrants will expire on November 4, 2007. Copies of the Amended and Restated Letter Agreement and the Warrant Agreement with Mr. Ghandour are attached as Annex C to this Proxy Statement.

On March 1, 2004, the market value of the common stock underlying these warrants was $9,090,900.

PROPOSAL 3—APPROVAL OF THE GRANT OF

STOCK OPTIONS TO MR. JAMES. R. SEWARD

The board of directors recommends that stockholders vote FOR the proposal to approve the grant of options to purchase up to 25,000 shares of our common stock to Mr. James R. Seward. Mr. Seward is one of our directors.

On December 20, 2002, subject to stockholder approval, we granted the options to Mr. Seward. The board determined to make this grant to provide additional compensation to Mr. Seward for his services as a director, including an increased time commitment, during the period following the resignation in June 2002 of Mr. Mark Agee, our former President and Chief Operating Officer, and the appointment in October 2002 of Mr. John B. Holmes, Jr. as our President and Chief Operating Officer. The options have an exercise price of $1.40. The rights to exercise the options and purchase shares vest on the first anniversary of the grant and remain exercisable until the tenth anniversary of the grant unless Mr. Seward ceases to be a director. A copy of the stock option agreement with Mr. Seward is attached as Annex D to this Proxy Statement.

On March 1, 2004, the market value of the common stock underlying these options was $194,250.

PROPOSAL 4—APPROVAL OF THE ISSUANCE OF WARRANTS PURSUANT TO A JOINT

DEVELOPMENT AGREEMENT WITH SOVEREIGN OIL & GAS COMPANY II, LLC

The board of directors recommends that stockholders vote FOR the proposal to approve the issuance of warrants to purchase up to 500,000 shares of our common stock pursuant to a Joint Development Agreement with Sovereign Oil & Gas Company II, LLC.

Under this agreement, which is attached as Annex E to this Proxy Statement, Sovereign will work exclusively with us to acquire and develop stranded natural gas fields worldwide using our proprietary GTL synthetic fuels technology. We expect that the agreement will enhance our ability to identify and license proven gas fields in remote locations for use as feedstock to supply one or more petrochemical plants mounted on an inland barge employing our GTL technology. We anticipate that the barge will produce environmentally friendly synthetic fuels from natural gas at a competitive price to replace high-sulfur diesel and other conventional fuel.

Under the agreement, we agreed to issue warrants to purchase 50,000 shares of our common stock at an exercise price of $6.40 upon stockholder approval of the agreement. These warrants are exercisable for five years beginning on the date of stockholder approval. In addition, under the agreement we are required to issue warrants to purchase 25,000 shares upon our acquisition of an interest in a property proposed by Sovereign, the acquisition from us by another company of such property or the execution of an agreement by us and another company regarding joint participation in the project involving such a property, exercisable five years from the acquisition or agreement date. If we and Sovereign do not receive a cash bonus or overriding royalty interest in connection with the acquisition from us by another company of such property or the execution of an agreement by us and another company regarding our joint participation in the project involving such a property, we will issue an additional 25,000 warrants exercisable for five years from the acquisition or agreement date plus an additional 50,000 warrants exercisable for five years from the date of first production of hydrocarbons from the property. We are required under the agreement to issue warrants to purchase 12,500 shares upon our acquisition of an interest in a property proposed by us and accepted by Sovereign or for which we initiated negotiations, the acquisition from us by another company of such property or the execution of an agreement by us and another company regarding participation in the project involving such a property, exercisable for five years from the acquisition or agreement date. Warrants issued in connection with properties acquired or third-party participation achieved between March 1, 2004 and March 1, 2005 will have an exercise price of $6.40. Warrants issued in connection with properties acquired or third-party participation achieved after March 1, 2005 will have exercise prices per share to be determined based on the price for our common stock on March 1 of the contract year stated in the agreement during which the project commences.

The exercisability of all of the warrants issuable pursuant to the agreement is subject to stockholder approval of the agreement. No more than 2,000,000 shares of our common stock are issuable upon exercise of the warrants issued pursuant to the agreement. We are seeking stockholder approval at the annual meeting of the issuance of warrants to purchase up to 500,000 shares of our common stock pursuant to the agreement.

On March 1, 2004, the market value of the common stock underlying these warrants was $3,885,000.

FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS AND WARRANTS

The holder of a stock option or warrant recognizes no taxable income as a result of the grant of the stock option or warrant. Upon the exercise of a nonqualified stock option or warrant, however, the holder recognizes ordinary income in an amount equal to the difference between the then fair market value of the shares on the date of exercise and the exercise or purchase price and, correspondingly, we will be entitled to an income tax deduction for such amount.

This tax information is only a summary, does not purport to be complete and does not cover, among other things, foreign, state and local tax treatment of the grant or exercise of stock options and warrants pursuant to the various agreements with Messrs. Ghandour and Seward and with Sovereign, respectively.

PROPOSAL 5—RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

Our board of directors, upon recommendation of the audit committee, has appointed Grant Thornton LLP as our independent public accountants for the year ending December 31, 2004. Although the selection and appointment of independent public accountants is not required to be submitted to a vote of stockholders, the board of directors has decided to ask our stockholders to approve this appointment. The board of directors recommends that stockholders vote FOR the ratification of the appointment of Grant Thornton LLP as our independent public accountants for the year ending December 31, 2004.

Representatives of Grant Thornton LLP will be present at the meeting, will be given the opportunity to make a statement if they so desire and will be available to respond to appropriate questions of any stockholders.

BOARD AUDIT COMMITTEE REPORT

Our committee has reviewed and discussed Syntroleum’s audited financial statements for the year ended December 31, 2003 with management. In addition, we have discussed with Grant Thornton LLP, Syntroleum’s independent auditing firm, the matters required by Codification of Statements on Auditing Standards No. 61 (SAS 61).

We have received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1, and we have reviewed, evaluated and discussed the written disclosures with that firm and its independence from Syntroleum. We also have discussed with management and the auditing firm such other matters and received such assurances from them as we deemed appropriate.

Based on the foregoing review and discussions and relying thereon, we have recommended to the board of directors the inclusion of Syntroleum’s audited financial statements for the year ended December 31, 2003 in Syntroleum’s Annual Report on Form 10-K for such year filed with the SEC.

Audit Committee

Alvin R. Albe, Jr. (Chairman)

Frank M. Bumstead

Robert B. Rosene, Jr.

J. Edward Sheridan

CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

Based on the recommendation of the audit committee, on July 16, 2002, our Board of Directors approved the dismissal of our independent auditors, Arthur Andersen LLP, and engaged Grant Thornton LLP to serve as our independent auditors for the fiscal year ending December 31, 2002.

As noted in our Current Report on Form 8-K filed on July 23, 2002, none of the reports of Arthur Andersen LLP on our consolidated financial statements for the two fiscal years ended December 31, 2000 and December 31, 2001, and for the period from January 1, 2002 to July 16, 2002, contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended December 31, 2000 and December 31, 2001, and for the period from January 1, 2002 to July 16, 2002, there were no disagreements between us and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their report on our financial statements for such periods. There were no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K during the two fiscal years ended December 31, 2000 and December 31, 2001, and for the period from January 1, 2002 to July 16, 2002.

We did not, during the period from January 1, 2002 to July 16, 2002, consult with Grant Thornton LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (ii) any other matters or reportable events as listed in Item 304(a)(2)(ii) of Regulation S-K.

INDEPENDENT PUBLIC ACCOUNTANTS’ FEES

Arthur Andersen LLP, our auditors until July 16, 2002, and Grant Thornton LLP, our auditors after July 16, 2002, billed us fees in fiscal years 2002 and 2003, respectively, as set forth in the table below for (i) the audit of our annual financial statements and the reviews of our quarterly financial statements, (ii) assurance and other services related to the audit of our annual financial statements and the reviews of our quarterly financial statements, (iii) professional services relating to tax compliance and preparation, tax advice and tax planning, and (iv) all other services rendered.

	Year	Audit Fees	Audit-Related Fees	Tax Fees(1)	All Other Fees
Grant Thornton LLP	2003 2002	$157,500 55,000	$23,915 —	$234,815 63,100	$9,000 12,000
Arthur Andersen LLP	2003 2002	— 4,000	— —	— —	— 9,900

(1)	Includes $59,100 of tax compliance and preparation fees in 2003.

The audit committee has considered whether the provision of services rendered in 2003, other than the audit of our financial statements and the reviews of our quarterly financial statements, was compatible with maintaining the independence of Grant Thornton LLP and determined that the provision of such services was compatible with maintaining such independence. Non-audit services provided by Grant Thornton LLP in 2003 related to the audit of our 401(k) plan.

The audit committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditor. The audit committee expects to adopt an amended and restated charter on the date of the annual meeting of stockholders that will establish a policy requiring its pre-approval of all audit and permitted non-audit services provided by the independent auditor. The audit committee’s amended and restated charter is expected to allow the audit committee to delegate to subcommittees consisting of one or more members the authority to grant pre-approvals of audit and permitted non-audit services between audit committee meetings, provided that the subcommittee reports any pre-approval decisions to the full audit committee at the committee’s next scheduled meeting.

STOCKHOLDER PROPOSALS

Rule l4a-8 under the Securities and Exchange Act of 1934 addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of stockholders. Under Rule l4a-8, proposals that stockholders intend to have included in our proxy statement for the 2005 annual meeting of stockholders should be received by our corporate secretary no later than November 29, 2004. However, if the date of the 2005 annual meeting of stockholders changes by more than 30 days from the anniversary date of the 2004 annual meeting, the deadline is a reasonable time before we begin to print and mail our proxy materials. Stockholder proposals must also be otherwise eligible for inclusion.

If a stockholder desires to bring a matter before an annual or special meeting and the proposal is submitted outside the process of Rule 14a-8, the stockholder must follow the procedures set forth in our bylaws. Our bylaws provide generally that stockholder proposals for an annual meeting may be made by a stockholder only if (1) the stockholder is a stockholder of record and is entitled to vote at the meeting, and (2) the stockholder gives timely written notice of the proposal to our corporate secretary. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, our principal executive offices not less than 70 days nor more than 90 days prior to the first annual anniversary of the prior year’s annual meeting of stockholders. Under our bylaws, proposals that stockholders intend to have included in our proxy statement for the 2005 annual meeting of stockholders should be received by our corporate secretary no earlier than January 26, 2005 or later than February 15, 2005. However, in the event the date of the annual meeting of stockholders is advanced by more than 20 days or delayed by more than 70 days from such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting of stockholders and not later than the close of business on the later of the 70th day prior to such annual meeting of stockholders or the tenth day following the day on which we first publicly announce the date of such meeting.

TRANSACTION OF OTHER BUSINESS

As of the date of this proxy statement, the board of directors is not aware of any matters other than those set forth herein that will come before the meeting. Should any other matter requiring the vote of stockholders arise at the meeting, proxies will be voted on that matter in accordance with the judgment of the person or persons voting the proxies.

Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the annual meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

WE WILL PROVIDE WITHOUT CHARGE ON THE WRITTEN REQUEST OF ANY PERSON SOLICITED HEREBY A COPY OF OUR ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2003. WRITTEN REQUESTS SHOULD BE MAILED TO RICHARD L. EDMONSON, VICE PRESIDENT, GENERAL COUNSEL AND CORPORATE SECRETARY, SYNTROLEUM CORPORATION, 4322 SOUTH 49TH WEST AVENUE, TULSA, OKLAHOMA 74107.

By Order of the Board of Directors,

RICHARD L. EDMONSON
Vice President, General Counsel and Corporate Secretary

March 29, 2004

ANNEX A

SYNTROLEUM CORPORATION

FIRST AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

I.    Statement of Policy.

The Audit Committee (“Committee”) of Syntroleum Corporation, a Delaware corporation (the “Company”), shall provide assistance to the Board of Directors of the Company in fulfilling its responsibility to stockholders, potential stockholders, and the investment community with respect to (i) corporate accounting, internal accounting controls, reporting practices of the Company, and the quality and integrity of the financial reports of the Company, and (ii) insuring the independence of the Company’s independent auditors, the integrity of management and the adequacy of disclosure to stockholders.

In so doing, it shall be the policy of the Committee to maintain free and open means of communication between the Board of Directors, the independent auditors, the internal auditors, if any, and the financial management of the Company.

The Company’s independent auditors are ultimately accountable to the Company’s Board of Directors and the Committee, as representatives of the Company’s stockholders, and the Board of Directors and the Committee, as stockholder representatives, have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the Company’s independent auditor (or to nominate the independent auditor to be proposed for stockholder approval in any proxy statement.

II.    Organization.

A. Members. The Committee shall be composed of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member. The Committee shall be composed of not less than three independent directors selected by majority vote of the Board of Directors. In addition, the Board of Directors shall designate a Chairman. The Company’s corporate Secretary shall serve as secretary to the Committee. The Committee members present at a meeting (whether or not they constitute a quorum) may appoint other members of the Board to replace Committee members who are absent or disqualified from participating in a Committee meeting.

B. Meetings. The Committee shall meet as required to discharge its responsibilities. Meetings shall be scheduled at the discretion of the Chairman. Notice of the meetings shall be provided at least five days in advance. A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance. The Committee shall, when desirable, request that members of management, internal auditors, if any, and representatives of the independent auditors be present at meetings of the Committee.

C. Minutes. The Secretary shall prepare minutes for all meetings of the Committee to document the Committee’s discharge of its responsibilities. The minutes shall be circulated in draft form to all Committee members to ensure an accurate final record, and shall be approved at a subsequent meeting of the Committee.

D. Conflicts. In the event that a Committee member faces a potential or actual conflict of interest with respect to a matter before the Committee, that Committee member shall be responsible for alerting the Committee Chairman and, in the case where the Committee Chairman faces a potential or actual conflict of interest, the Committee Chairman shall advise the Chairman of the Board of Directors. In the event that the Committee Chairman, or the Chairman of the Board of Directors, concurs that a potential or actual conflict of interest exists, an independent substitute Director shall be appointed as a Committee member until the matter, posing the potential or actual conflict of interest, is resolved.

III.    Responsibilities.

In fulfilling the responsibilities of the Committee, the Committee shall periodically perform the following functions.

1. Review and recommend to the Board of Directors the independent auditors to be selected to audit the financial statements of the Company, its divisions, subsidiaries and employee benefit plans.

2. Review the fees charged by the independent auditors for both audit and non-audit services.

3. Receive and review from outside auditors a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and take, or recommend that the full board take, appropriate action to oversee the independence of the outside auditor.

4. Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit strategy to be employed.

5. Review with the independent auditors, internal auditors, if any, and financial management, the process utilized to manage those risks and exposures which could have a material effect on the Company’s financial statements.

6. Review with the independent auditors, internal auditors, if any, and with the Company’s financial and accounting personnel the adequacy and effectiveness of the internal controls of the Company, including the adequacy and effectiveness of controls in the international markets. Particular emphasis should be given to the adequacy of such internal controls to prevent or expose any payments, transactions or procedures which may be deemed illegal or otherwise improper.

7. Review the internal audit function of the Company, including the proposed programs for the coming year, the coordination of such programs with the independent auditors and the results of the internal auditors’ recent activities. Particular attention should be given to maintaining the best possible effective balance between independent and internal auditing resources.

8. Review a summary of the Company’s dealings with directors, firms which employ directors, and relatives of directors.

9. On a timely basis, review with financial management and the independent auditors the results of their analysis of significant financial reporting issues and practices, including changes in, or new adoptions of, accounting principles and disclosure practices. Also review with financial management and the independent auditors their qualitative judgments about the appropriateness of accounting principles and financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization’s accounting principles and underlying estimates.

10. Review with management and the independent auditors the results of the annual audit, including all matters required to be communicated by the auditors under generally accepted accounting standards, as well as the annual financial statements and Annual Report on Form 10-K to be filed with the Securities and Exchange Commission for adequacy of disclosure and content.

11. Report the results of the annual audit to the Board of Directors. If requested by the Board, the Committee or the independent auditors, invite the independent auditors to attend the full Board of Directors’ meeting to assist in reporting the results of the annual audit or to answer other questions of the Directors.

12. Review the independent auditors’ management letter and recommendations, and management’s response.

13. Insure that sufficient opportunity exists for the members of the Committee to meet with the independent auditors without members of management present and with members of management without the independent auditors present.

14. Meet with the General Counsel of the Company and other appropriate legal officers of the Company, to review legal affairs of the Company.

15. Review Company policy statements and the procedures established by management to monitor compliance with the code of ethics and business integrity, and any events of noncompliance, and report to the Board annually concerning these issues.

16. Meet with management of the Company’s environmental, health and safety organization to review the status of environmental management, safety and regulatory compliance, and report to the Board annually concerning these issues.

17. Review the Committee’s charter and operations.

In carrying out its responsibilities, the Committee believes that its policies and procedures should remain flexible in order that it can best react to changing conditions and environment and to assure to the Directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

IV.    Reporting.

The Committee shall report to the Board of Directors any significant matters as promptly as possible, but in any event, no later than the next following regularly scheduled meeting of the Board of Directors. When presenting any recommendation or advice to the Board, the Committee will provide such background and supporting information as may be necessary for the Board to make an informed decision.

V.    Other Authority.

The Committee is authorized to confer with Company management and other employees to the extent it may deem necessary or appropriate to fulfill its duties. The Committee is authorized to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee also is authorized to seek outside legal or other advice to the extent it deems necessary or appropriate, provided it shall keep the Board advised as to the nature and extent of such outside advice.

The Committee will perform such other functions as are authorized for this Committee by the Board of Directors from time to time.

VI.    Management Support.

To assist the Committee in fulfilling its duties, management will provide the Committee with the following, as needed.

1. Quarterly and annual financial statements of the Company.

2. Copies of any management letters and management’s response thereto and all other formal communications on accounting matters received from or directed to the independent accountants.

3. Summary of significant litigation.

4. Accounting policy changes and the reason for the changes.

5. Significant contingencies facing the Company not dealt with elsewhere.

6. An annual review of the independent accountant’s performance.

7. Copies of all financial data released to the public.

8. Any additional information or data as may be requested to discharge its responsibilities.

Approved by the Syntroleum Corporation Audit Committee on on June 14, 2000

Approved by the Syntroleum Corporation Board of Directors on on June 14, 2000

ANNEX B

SYNTROLEUM CORPORATION

NOMINATING AND COMPENSATION COMMITTEE CHARTER

I. PURPOSE

The Nominating and Compensation Committee (“Committee”) shall (i) identify individuals qualified to become members of the Board of Directors of the company, (ii) recommend to the Board director candidates for election at the annual meeting of shareholders, (iii) design strategic programs to promote the attraction, retention and appropriate reward of executive officers aligned with the long-term interest of shareholders, (iv) implement reward programs to motivate the company’s executive officers toward the achievement of business objectives, and (v) produce an annual report on executive compensation as required by the rules of the Securities and Exchange Commission (SEC) to be included in the company’s proxy statement. The Committee shall make recommendations to the Board to assist in fulfilling its responsibility to oversee the establishment and administration of the company’s compensation programs, including incentive compensation and equity-based plans, and related matters subject to Section 16 of the Securities Exchange Act of 1934, as amended (“Section 16”). In addition, the Committee shall maintain free and open communication between the Committee, the full Board of Directors, and the management of the Company.

II. COMPOSITION

The committee shall consist of at least three directors each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, (ii) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and (iii) an “independent director” as defined by the listing standards of the Nasdaq Stock Market. Committee members, including the chairman of the committee, are appointed by the board on an annual basis upon the recommendation of the Nominating and Compensation Committee and may be removed by the board.

III. MEETINGS

The committee shall meet as often as may be deemed necessary or appropriate by the chairman to discharge its responsibilities and at such times and places and by such means as the chairman shall determine. The Committee shall meet at such times and with such frequency as it determines to be necessary or appropriate, or as meetings may be called by the Chair of the Committee, any two members of the Committee, or the Chairman of the Board. The Committee may invite members of management or others to attend meetings and/or to furnish pertinent information. The Board shall appoint one member of the Committee as Chair. The Chair shall be responsible for scheduling all meetings of the Committee, determining the agenda for each meeting following consultation with other members of the Committee and with management, presiding over meetings of the Committee and reporting to the Board. In the absence of the Chair, the majority of the members of the Committee present at a meeting shall appoint a member to preside at the meeting. A majority of the members present in person or by telephone or other electronic means shall constitute a quorum for purposes of conducting business at the meeting.

IV. DUTIES & RESPONSIBILITIES

A. Nomination Matters

1. Search for, identify, evaluate the qualifications of and recommend to the Board and the stockholders the slate of qualified directors nominees to be elected by the shareholders in connection with each annual meeting, and any directors to be elected by the Board to fill vacancies or newly created directorships between annual meetings. As part of its process, the Committee shall evaluate whether it is appropriate to consider and evaluate nominees proposed by shareholders. If the consideration and evaluation of nominees proposed by shareholders is deemed appropriate by the Committee, the Committee shall establish procedures to be followed by shareholders in submitting proposed nominees.

2. In assessing the qualifications of prospective nominees to the Board, consider each nominee’s personal and professional integrity, experience, skills, ability and willingness to devote the time and effort necessary to be an effective board member, and commitment to acting in the best interests of the Company and its shareholders. Consideration shall also be given to the Board’s having an appropriate mix of backgrounds and skills. The Committee may, at its discretion, evaluate whether it is appropriate to adopt minimum qualifications that the Committee believes must be met by prospective nominees to the Board, including any qualities or skills that the Committee believes are necessary for one or more of the Company’s directors to possess and standards for the overall structure and composition of the Company’s Board. If the adoption of such minimum qualifications is deemed appropriate by the Committee, the Committee shall adopt such minimum qualifications.

3. Recommend committee assignments for directors to the Board as openings occur on committees of the Board, or as rotations of committee assignments are deemed advisable by the Board upon recommendation from the Committee. The Committee shall recommend committee assignments in accordance with the membership requirements specified in the Charter of each committee, and with due consideration given to the desires and skills of individual directors.

4. Develop and make recommendations to the Board for approval standards and processes for determining whether Board members meet the independence requirements of the Nasdaq Stock Market and applicable law and regulation. In addition, in accordance with such processes and using such standards, the Committee shall conduct a preliminary review of the independence of each Board member and provide its findings and make recommendations to the full Board regarding the independence of each Board member.

5. Consider the size and composition of the Board on an annual basis and report to the full Board the results of its review and any recommendations for change.

B. Compensation Matters

1. Annually review the performance of the chief executive officer, other executive officers of the Company and recommend to the Board for approval the compensation for such individuals. For the purposes of this charter, “compensation” shall include: (a) annual base salary, (b) bonus, (c) incentive compensation, (d) equity-based compensation, (e) employment agreements and extensions thereto, severance arrangements and change in control agreements or provisions, (f) any special or supplemental benefits, including management perquisites, and (g) all other forms of compensation.

2. Determine any incentive component of compensation for the chief executive officer, other executive officers and any other employees, considering those issues that the Committee deems relevant, which may include, among others, the Company’s performance and relative shareholder return, the value of similar incentive awards to chief executive officers, other executive officers and other employees at comparable companies, and the awards made to the chief executive officer, other executive officers and other employees in past years.

3. Consider from time to time, as appropriate, and take action on the establishment of and changes to incentive compensation plans and equity-based compensation plans, including making recommendations to the Board on plans, goals or amendments to be submitted for action by the Company’s shareholders.

4. Review from time to time, as appropriate, and take action on the compensation and benefits of non-employee directors, including compensation pursuant to equity-based plans, and shall approve, or recommend to the Board for its action, any changes in such compensation and benefits.

5. Administer the Company’s compensation plans for which it is named as Plan Administrator, including taking action on grants and awards, determinations with respect to achievement of performance goals, and other matters provided in the respective plan.

C. General

1. Report regularly to the Board.

2. Fulfill such other duties and responsibilities as are consistent with the purposes of the Committee enumerated in this Charter or as may be delegated by the Board from time to time.

IV. ADDITIONAL ADVISORS

In exercising its authority, duties and responsibilities under this Charter, the Committee shall have and may exercise all the powers and authority of the Board of Directors. The Committee shall have the sole authority to (a) retain and terminate any search firm engaged to assist in identifying director candidates, including the sole authority to approve the search firm’s fees and other retention terms, and (b) retain and terminate any compensation consultants retained to assist in the evaluation of director, chief executive officer, other executive officer or other employees compensation, including the sole authority to approve the consultant’s fees and other retention terms. The Committee shall be assisted by the Company’s human resources, legal, accounting and other appropriate corporate staff and in addition, to the extent it deems necessary or appropriate the Committee may obtain assistance from such other persons, who need not be employees of the Company, or organizations, with the expenses incurred in their use to be paid by the Company. The foregoing authority includes the authority to retain, terminate and obtain advice and assistance from such external advisors.

V. REPORTING

The Committee shall promptly report to the Board of Directors any significant matters, but, in any event, no later than the next following regularly scheduled meeting of the Board of Directors. When presenting any recommendation or advice to the Board, the Committee will provide such background and supporting information as may be necessary for the Board to make an informed decision.

Approved this 2nd day of February in the year 2004.

/s/ Kenneth L. Agee

Chairman, Board of Directors

ANNEX C

February 2, 2004

Mr. Ziad Ghandour

Principal

TI Capital Management

9200 Sunset Blvd

Penthouse 2

Los Angeles, CA 90069

Dear Ziad:

This Amendment to our Letter Agreement dated October 3, 2003 (“Letter Agreement”) between Syntroleum Corporation (“Syntroleum”) and TI Capital Management (“Consultant”), as amended by the Letter Agreement dated October 15, 2003, is entered into effective February 2, 2004.

Syntroleum, Consultant and Mr. Ziad Ghandour hereby agree to amend and restate the terms of the Letter Agreement as follows:

A.	Term and Termination

The term of this Letter Agreement shall commence retroactively as of October 1, 2003 and continue through September 30, 2005. Syntroleum may terminate this Letter Agreement on September 30, 2004 by providing written notice of termination to Consultant on or before September 1, 2004.

B.	Scope Items

Syntroleum engages Consultant for two years beginning October 1, 2003 for certain consulting services to include but not be limited to:

Scope Item 1.

Arranging meetings relating to and assisting in the negotiation of the execution of one or more agreements between Syntroleum and Saudi Aramco, Repsol YPF, S.A., Dragados Industrial, S.A., their designated affiliates or another party approved by Syntroleum;

Scope Item 2.	Syntroleum will have access to offices and facilities in Spain, Saudi Arabia, Qatar, and Syntroleum can have use the services of these offices including support staff and secretarial services; and

Scope Item 3.

Mr. Ziad Ghandour will have 1 senior and 1 junior employee dedicated to this project. Syntroleum can use their services in Europe and the Middle East. Those executives will be available to follow up on the above projects or any other project that Syntroleum may want to pursue in the region.

Additional Scope Items may be added in the future and will incorporate compensation terms to be agreed to by the Parties at that time.

C.	Common Stock and Warrants

The parties acknowledge that Syntroleum sold to Mr. Ziad Ghandour, a total of 400,000 shares of Syntroleum common stock at a purchase price of $4.50 per share on October 15, 2003.

In addition, subject to the approval of the shareholders of Syntroleum, Syntroleum shall issue to Mr. Ziad Ghandour the following warrants to purchase shares of Syntroleum common stock (the “Warrants”):

1. Warrants to purchase 170,000 shares of Syntroleum common stock at an exercise price of $5 per share exercisable from the date of such shareholder approval until November 4, 2007;

2. Warrants to purchase 500,000 shares of Syntroleum common stock at an exercise price of $5.25 per share exercisable (a) from the later of (i) the date of such shareholder approval, (ii) the execution prior to the termination of this Letter Agreement of an agreement with Repsol YPF, S.A., Saudi Aramco, their designated affiliates or another party approved by Syntroleum with terms that Syntroleum and Mr. Ziad Ghandour mutually agree shall result in the exercisability of such Warrants, or (iii) October 1, 2004 (b) until November 4, 2007.

3. Warrants to purchase 500,000 shares of Syntroleum common stock at an exercise price of $4.50 per share exercisable (a) from the later of (i) the date of such shareholder approval or (ii) the execution prior to the termination of this Letter Agreement of an agreement with Dragados Industrial, S.A. its designated affiliates or another party approved by Syntroleum with terms that Syntroleum and Mr. Ziad Ghandour mutually agree shall result in the exercisability of such Warrants (b) until November 4, 2007;

Syntroleum and Mr. Ziad Ghandour shall enter into a Warrant Agreement substantially in the form of Exhibit A hereto with respect to such Warrants and an amendment to the Registration Rights Agreement substantially in the form of Exhibit B hereto. It is understood that such Warrant Agreement shall supercede and replace the Option Agreement dated October 15, 2003 between Syntroleum and Mr. Ziad Ghandour and that such Option Agreement shall be of no further effect.

Syntroleum agrees to use its reasonable commercial efforts to submit a proposal to approve the issuance of the Warrants to Mr. Ziad Ghandour at the next meeting of stockholders which is currently scheduled for April 26, 2004.

It is understood that Syntroleum will not exercise its right to terminate this Agreement or one of the business projects for the purpose of avoiding causing the Warrants to become exercisable. However, Syntroleum’s determination of whether to enter into any agreement or to agree that any agreement results in the exercisability of any Warrants shall be in Syntroleum’s sole discretion.

D. Expenses

Syntroleum agrees to reimburse Consultant, upon request made from time to time, for its reasonable out-of–pocket expenses incurred in connection with the services provided under this Letter Agreement; provided that such expenses shall not exceed any limit set from time to time by Syntroleum.

E. Miscellaneous

All information which Consultant presently has or which may come into Consultant’s possession during the engagement relative to the business activities of Syntroleum or its affiliates and subsidiaries (the “Confidential Information”) that is of a secret or confidential nature shall remain the property of Syntroleum. Consultant shall not, during the engagement or thereafter, disclose to others or use for the benefit of others or itself any such information so long as such information is treated as secret or confidential by Syntroleum. For purposes of this Agreement, “Confidential Information” includes both information disclosed to Consultant by Syntroleum, or by a third party authorized by Syntroleum, and information developed by Consultant in the course of providing services to Syntroleum. The types and categories of information which are considered to be Confidential Information include, without limitation: (a) specifications, descriptions, designs, (including chemical composition and formulae) plans, blueprints, and design packages; (b) design, construction and component costs and cost estimates; (c) the existence, terms or conditions of any agreements (including license, joint development and project development agreements) between Syntroleum and any third party; (d) computer programs and models and the ideas, systems and methods contained in such programs; (e) information concerning or resulting from research and development work performed by Syntroleum; (f) information concerning Syntroleum’s management, financial condition, financial operations, purchasing, sales, marketing, licensing, or joint development activities and business plans; (g) information acquired or compiled by Syntroleum concerning actual or potential customers, licensees and joint development partners; and (h) all other types and categories of information (in whatever form) marked “Confidential” or that Consultant knows or has reason to know that Syntroleum intends or expects secrecy to be maintained and that Syntroleum has made reasonable efforts to maintain its secrecy.

Consultant represents and warrants that it is in compliance with all applicable federal, state, local laws, rules and regulations, including ethics rules governing conflicts of interest. In particular, Consultant acknowledges that it and Syntroleum are subject to the Foreign Corrupt Practices Act (“FCPA”). In performing its obligations hereunder, Consultant and its owners, employees and agents will conduct no activities which might cause Syntroleum, or any of its affiliates, owners, agents, or employees to be in violation, directly or indirectly, of the FCPA; the violation of this provision shall give Syntroleum the right to cancel this agreement. Consultant further represents and warrants that it is qualified under all applicable laws, rules and regulations to perform the services rendered or to be rendered under this agreement.

Syntroleum shall not be liable or responsible to any third party for any of Consultant’s acts under this agreement, or for the actions of any of Consultant’s employees or agents in the performance of such acts. Consultant agrees to and does hereby indemnify Syntroleum, its directors, employees and officers, from and against those claims, causes of action, liabilities, costs or expenses, including reasonable attorneys’ fees finally awarded, attributable to bodily injury, death or property damage, which Syntroleum may incur or which may be asserted against Syntroleum as a direct or indirect result of Consultant’s activities during the performance of this agreement. Consultant shall not be liable or responsible to any third party for any of Syntroleum’s acts under this agreement, or for the actions of Syntroleum’s employees or agents in the performance of such acts. Syntroleum agrees to and does hereby indemnify Consultant, its directors, employees and officers, from and against those claims, causes of action, liabilities, costs or expenses, including reasonable attorneys’ fees finally awarded, attributable to bodily injury, death or property damage, which Consultant may incur or which may be asserted against Consultant as a direct or indirect result of Syntroleum’s activities during the performance of this agreement.

Mr. Ziad Ghandour acknowledges that the 400,000 shares of Syntroleum common stock referred to herein, the Warrants and the shares of Syntroleum common stock issuable upon exercise of such Warrants (collectively, the “Securities”) are “restricted securities” as such term is defined in Rule 144(a)(3) under the Securities Act of 1933, as amended (the “Securities Act”). He agrees that he has not and will not make any offer, sale or other transfer of the Securities by any means which would not comply with applicable law or this agreement or which would otherwise impose upon Syntroleum any obligation to satisfy any public filing or registration requirement. He further agrees that he will not offer, sell or transfer the Securities unless:

(a) there is then in effect a registration statement under the Securities Act covering such proposed disposition (the “Registration Statement”) and such disposition is made in accordance with the Registration Statement; or

(b) he shall have notified Syntroleum of the proposed disposition and shall have furnished Syntroleum with a statement of the circumstances surrounding the proposed disposition, and, if requested by Syntroleum, he shall have furnished Syntroleum with an opinion of counsel, reasonably satisfactory to Syntroleum that such disposition is exempt from registration of such Securities under the Securities Act or any applicable state, foreign or other securities laws.

Mr. Ziad Ghandour acknowledges that Syntroleum is under no obligation to aid him in obtaining any exemption from registration requirements in connection with a proposed disposition. He understands and agrees that any disposition of the Securities in violation of this Agreement shall be null and void, and that no transfer of the Securities shall be made by Syntroleum or the transfer agent for Syntroleum’s common stock upon Syntroleum’s stock transfer books or records unless and until there has been compliance with the terms of this agreement, the Securities Act, any applicable state and foreign securities law and any other laws. He agrees that he will not transfer the Securities, other than pursuant to a Registration Statement or in a transaction that complies with Rule 144, unless the transferee agrees to be bound by the restrictions on transfer contained herein.

Each certificate representing (i) the Securities and (ii) any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SYNTROLEUM RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO IT THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT.

Mr. Ziad Ghandour consents to Syntroleum making a notation on its records and giving instructions to any transfer agent of Syntroleum’s common stock in order to implement the restrictions on transfer established in this agreement.

Mr. Ziad Ghandour represents and warrants to Syntroleum as follows:

(a) Experience; Accredited Investor. He is a sophisticated investor and has experience in evaluating and investing in private placement transactions of securities in companies similar to Syntroleum so that he is capable of evaluating the merits and risks of his investment in Syntroleum and has the capacity to protect his own interests. Further, he recognizes that an investment in Syntroleum is highly speculative and involves significant risks (including those identified in the Syntroleum’s filings with the Securities and Exchange Commission) including a complete loss of such investment. In addition, he is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and has accurately completed the questionnaire attached hereto as Exhibit C. He (i) has no need for liquidity in the investment in the Securities, (ii) is able to bear the substantial economic risk of an investment in the Securities for an indefinite period and (iii) could afford the complete loss of his investment in the Securities.

(b) Investment. He is acquiring the Securities for investment for his own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. He has not offered or sold any portion of the Securities to be acquired by him and has no present intention of reselling or otherwise disposing of any portion of such Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance. He understands that the Securities to be purchased have not been registered under the Securities Act or qualified under applicable blue sky or other state securities laws by reason of specific exemptions from the registration provisions of the Securities Act and the qualification provisions of applicable blue sky and other state securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of his representations as expressed herein. He understands that no Federal or state agency has passed upon the Securities or made any finding or determination as to the fairness of the investment or any recommendation or endorsement of the Securities. He acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. He is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit limited resale of Securities purchased in a private placement subject to the satisfaction of certain conditions. In acquiring the Securities, he is acting on his own behalf and is not acting together with any other person or entity for the purpose of acquiring, holding, voting or disposing of the Securities within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended. Unless he has otherwise notified Syntroleum in writing, he is not a broker or dealer of securities, nor is he the beneficial owner of 5% or more of the outstanding shares of Syntroleum’s common stock. He has not prior to the date hereof directly or indirectly, through related parties, affiliates or otherwise (a) sold “short” or “short against the box” (as those terms are generally understood) any equity security of Syntroleum; or (b) otherwise engaged in any transaction which involves hedging of its position in, or reducing of its economic exposure to, the securities of Syntroleum.

(c) Access to Data. He has read carefully and understands this agreement and has consulted with his own attorney, accountant or investment advisor with respect to the investment contemplated hereby and its suitability for him. He has received a copy of the Syntroleum’s filings with the Securities and Exchange Commission since January 1, 2003. He has had an opportunity to discuss Syntroleum’s business, management and financial affairs with its management and has had the opportunity to review Syntroleum’s facilities. He also has had opportunity to ask questions of officers of Syntroleum.

This agreement is intended for the sole and exclusive benefit of Syntroleum, Consultant and Mr. Ghandour. The Parties may amend this agreement in the future pursuant to a written amendment executed by both Parties. The Parties agree to execute such ancillary documents as are necessary to effectuate the purposes of this agreement.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OKLAHOMA, UNITED STATES OF AMERICA, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

If the above is consistent with our understanding of the agreement between Syntroleum, Consultant and Mr. Ghandour, please sign below and return to the undersigned.

This Amendment is executed as of February 2, 2004.

TI CAPITAL MANAGEMENT 9200 Sunset Blvd – Penthouse 2 Los Angeles, CA 90069		SYNTROLEUM CORPORATION 4322 South 49th West Avenue Tulsa, OK 74107

By:	/s/ Ziad Ghandour	By:	/s/ John B. Holmes, Jr.

	Ziad Ghandour Individually and as Principal of TI Capital Management		John B. Holmes, Jr. President and COO

Date: February, 2 2004	Date: February 2, 2004

WARRANT AGREEMENT

WARRANT AGREEMENT (“Agreement”), dated as of February 2, 2004 (the “Effective Date”) by Syntroleum Corporation, a Delaware corporation (together with any successor thereto, the “Company”), and Mr. Ziad Ghandour (the “Warrantholder”).

WHEREAS, the Company has entered into an Amendment to a Letter Agreement dated October 3, 2003 with TI Capital Management (“Consultant”), as amended by the Letter Agreement dated October 15, 2003, effective February 2, 2004 (the “Amended and Restated Letter Agreement”), relating to the issuance to the Warrantholder of warrants (the “Warrants”) to purchase an aggregate of 1,170,000 shares of Common Stock (the “Shares”) pursuant to the terms therein, and the certificates evidencing the Warrants being hereinafter referred to as “Warrant Certificates”; and

WHEREAS, the Company and the Warrantholder desire to enter into this Agreement in order to set forth, among other things, the terms and conditions on which the Warrants may be issued, exchanged, canceled, replaced and exercised;

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

TRANSFERABILITY AND FORM OF WARRANTS

Section 1.01 Registration. The Warrant Certificates shall be numbered and shall be registered on the books of the Company when issued.

Section 1.02 Limitations on Transfer. The Warrants and the Shares shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement. The Warrantholder will cause any proposed purchaser, assignee, transferee or pledgee of the Warrants or the Shares, except for transferees in dispositions of Shares that are pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Act”), or dispositions of Shares pursuant to Rule 144 under the Act, to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement. The Warrants may be divided or combined, upon request to the Company by the Warrantholder, into a certificate or certificates representing the right to purchase the same aggregate number of Shares. Unless the context indicates otherwise, the term “Warrantholder” shall include any transferee or transferees of the Shares that are required to be bound by the terms hereof, and the term “Warrants” shall include any and all warrants outstanding pursuant to this Agreement, including those evidenced by a certificate or certificates issued upon division, exchange or substitution pursuant to this Agreement. The Warrantholder by his receipt of a Warrant certificate, agrees to be bound by and comply with the terms of this Agreement. The Warrantholder represents and agrees that the Warrant (and Shares if the Warrant is exercised) is purchased only for investment, for the Warrantholder’s own account, and without any present intention to sell, or with a view to distribution of, the Warrant or Shares.

Section 1.03 Form of Warrants. The text of the Warrants and of the form of election to purchase Shares shall be substantially as set forth in Exhibit A attached hereto. The number of Shares issuable upon exercise of the Warrants is subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Warrant Certificate shall be executed on behalf of the Company by its Chief Executive Officer, President or by a Vice President, attested to by its Secretary or an Assistant Secretary. A Warrant Certificate bearing the signature of an individual who was at any time the proper officer of the Company shall bind the Company, notwithstanding that such individual shall have ceased to hold such office prior to the delivery of such Warrant or did not hold such office on the date of this Agreement.

The Warrant Certificates shall be dated as of the date of signature thereof by the Company either upon initial issuance or upon division, exchange or substitution.

Section 1.04 Legend on Warrants. Each Warrant Certificate shall bear the following legend:

(a)	“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SYNTROLEUM RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO IT THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT.”; and

(b)	any legend required by applicable state securities law.

Any Warrant Certificate issued at any time in exchange or substitution for any Warrant Certificate bearing such legends (except, in the case of the Shares, a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Act or upon completion of a sale under Rule 144 under the Act of the securities represented thereby) shall also bear the above legend or similar legend unless, in the opinion of the Company’s counsel, the securities represented thereby need no longer be subject to such restrictions. The Warrantholder consents to the Company making a notation on its records and giving instructions to any registrar or transfer agent of the Warrants and the Common Stock in order to implement the restrictions on transfer established in this Agreement.

Section 1.05 Exchange of Warrant Certificate. Any Warrant Certificate may be exchanged for another certificate or certificates entitling the Warrantholder to purchase a like aggregate number of Shares as the certificate or certificates surrendered then entitled the Warrantholder to purchase. If the Warrantholder desires to exchange a Warrant Certificate, he shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, the Warrant Certificate to be so exchanged. Thereupon, the Company shall execute and deliver to the person entitled thereto a new Warrant Certificate as so requested.

ARTICLE II

DURATION, EXERCISE OF WARRANTS AND EXERCISE PRICE

Section 2.01 Duration of Warrants. Subject to the terms and conditions established herein, the Warrants shall expire at 5:00 p.m., New York City, New York time, on November 4, 2007 (the “Expiration Date”). Each Warrant may be exercised on any Business Day (as defined below) on or after the Exercisability Date (as defined below) and on or prior to the Expiration Date.

Any Warrant not exercised on or prior to the Expiration Date relating to such Warrant shall become void, and all rights of the holder under the Warrant Certificate evidencing such Warrant and under this Agreement shall cease.

“Business Day” shall mean any day on which (i) banks in New York City, New York are open for business, (ii) the principal national securities exchange or market on which the Common Stock is listed or admitted to trading is open for business and (iii) the principal national securities exchange or market, if any, on which the Warrants are listed or admitted to trading are open for business.

Section 2.02 Exercise, Exercise Price, Settlement and Delivery.

(a) Subject to the provisions of this Agreement, a holder of each Warrant shall have the right to purchase from the Company on or after the date specified in Part C of the Amended and Restated Letter Agreement (the “Exercisability Date”) and on or prior to the Expiration Date one fully paid, registered and non-assessable Share, at the purchase prices specified in Part C of the Amended and Restated Letter Agreement for each share purchased upon the exercise of the Warrants (each such price, an “Exercise Price”), in each case subject to adjustment in accordance with Article V hereof.

(b) Warrants may be exercised on or after the Exercisability Date by (i) surrendering at the principal office of the Company Warrants with the form of election to purchase Shares set forth on the reverse side of the Warrant Certificate (the “Election to Exercise”) duly completed and signed by the Warrantholder or by the duly appointed legal representative thereof or by a duly authorized attorney, and (ii) paying in full the Exercise Price for each such Warrant exercised. Each Warrant may be exercised only in whole.

(c) Simultaneously with the exercise of each Warrant, payment in full of the Exercise Price shall be made in cash or by certified or official bank check to be delivered to the office or agency where the Warrant Certificate is being surrendered. No payment or adjustment shall be made on account of any dividends on the Shares issued upon exercise of a Warrant.

(d) The “Exercise Date” for a Warrant shall be the date when all of the items referred to in the first sentence of paragraphs (b) and (c) of this Section 2.02 are received by the Company at or prior to 2:00 p.m., New York City, New York time, on a Business Day and the exercise of the Warrants will be effective as of such Exercise Date. If any items referred to in the first sentence of paragraphs (b) and (c) are received after 2:00 p.m., New York City, New York time, on a Business Day, the exercise of the Warrants to which such item relates will be effective on the next succeeding Business Day. Notwithstanding the foregoing, in the case of an exercise of Warrants on the Expiration Date (as defined in Section 2.01), if all of the items referred to in the first sentence of paragraphs (b) and (c) are received by the Company at or prior to 5:00 p.m., New York City, New York time, on such Expiration Date, the exercise of the Warrants to which such items relate will be effective on the Expiration Date. If all of the items referred to in the first sentence of paragraphs (b) and (c) are received by the Company after 5:00 p.m., New York City time, on such Expiration Date, the exercise of the Warrants to which such items relate will not be effective and shall be void.

(e) Subject to Section 5.02 hereof, as soon as practicable after the exercise of any Warrant or Warrants in accordance with the terms hereof, the Company shall issue or cause to be issued to or upon the written order of the Warrantholder, a certificate or certificates evidencing the Shares to which such holder is entitled, in fully registered form, registered in such name or names as may be directed by such holder pursuant to the Election to Exercise, as set forth on the reverse of the Warrant Certificate. Such certificate or certificates evidencing the Shares shall be deemed to have been issued and any persons who are designated to be named therein shall be deemed to have become the holder of record of such Shares as of the close of business on the Exercise Date. After such exercise of any Warrant or Warrants, the Company shall also issue or cause to be issued to or upon the written order of the Warrantholder, a new Warrant Certificate evidencing the number of Warrants, if any, remaining unexercised unless such Warrants shall have expired.

Section 2.03 Cancellation of Warrant Certificates. In the event the Company shall purchase or otherwise acquire Warrants, the Warrant Certificates evidencing such Warrants may thereupon be delivered to the Company, and if so delivered, shall be canceled by it and retired. The Company shall cancel all Warrant Certificates properly surrendered for exchange, substitution, transfer or exercise.

ARTICLE III

OTHER PROVISIONS RELATING TO

RIGHTS OF HOLDERS OF WARRANTS

Section 3.01 Enforcement of Rights

(a) Notwithstanding any of the provisions of this Agreement, the Warrantholder, may, in and for his own behalf, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, his right to exercise the Warrant or Warrants evidenced by his Warrant Certificate in the manner provided in such Warrant Certificate and in this Agreement.

(b) Neither the Warrants nor any Warrant Certificate shall entitle the Warrantholder to any of the rights of a holder of Shares, including, without limitation, the right to vote or to receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or to share in the assets of the Company in the event of the liquidation, dissolution or winding up of the Company’s affairs or any other matter, or any rights whatsoever as stockholders of the Company.

ARTICLE IV

CERTAIN COVENANTS OF THE COMPANY

Section 4.01 Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrants and of the Shares upon the exercise of Warrants or to the separation of the Warrants and Shares; provided, however, that the Company shall not be required to pay any tax or other governmental charge which may be payable in respect of any transfer or exchange of any Warrant Certificates or any certificates for Shares in a name other than the Warrantholder. In any such case, no transfer or exchange shall be made unless or until the person or persons requesting issuance thereof shall have paid to the Company the amount of such tax or other governmental charge or shall have established to the satisfaction of the Company that such tax or other governmental charge has been paid or an exemption is available therefrom.

Section 4.02 Issuance and Reservation of Shares. The Company shall take all actions necessary to ensure that the shares of Common Stock issuable upon exercise of the Warrants shall be duly authorized and, when issued upon exercise or exchange of any Warrant in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable, free and clear of all taxes, liens, charges and security interests and free and clear of all preemptive or similar rights. There has been reserved and the Company shall at all times keep reserved so long as the Warrants remain outstanding, out of its authorized Common Stock, such number of shares of Common Stock as shall be subject to purchase under the Warrants. On or before taking any action that would cause an adjustment pursuant to the terms of the Warrants resulting in an increase in the number of shares of Common Stock deliverable upon such conversion or exercise above the number thereof previously authorized, reserved and available therefore, the Company shall take all such action so required for compliance with this Section.

ARTICLE V

ADJUSTMENTS

Section 5.01 Adjustment of Exercise Price and Number of Shares Issuable. The number and kind of Shares purchasable upon the exercise of Warrants and the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

(a) Stock Splits, Combinations, etc. In case the Company after the date hereof shall (A) make or pay a dividend or make a distribution in shares of Common Stock on its Common Stock, (B) subdivide its outstanding shares of Common Stock into a greater number of shares or (C) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the number of Shares purchasable upon exercise of the Warrants immediately prior to such action shall be adjusted so that the Warrantholder upon exercise of the Warrants shall be entitled to receive the number of shares of Common Stock which he would have owned or would have been entitled to receive immediately following such action had the Warrants been exercised immediately prior thereto. An adjustment made pursuant to this paragraph shall become effective on the day immediately after the record date, except as provided in Section 5.03 below, in the case of a dividend or distribution and shall become effective on the day immediately after the effective date in the case of a subdivision or combination or reclassification. Whenever the number of Shares purchasable upon the exercise of a Warrant is adjusted as provided in this paragraph (a), the Exercise Price shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment, and of which the denominator shall be the number of Shares so purchasable immediately thereafter.

(b) In case the Company or any subsidiary of the Company after the date hereof shall distribute to all holders of Common Stock any of its assets, evidences of indebtedness, cash or securities (excluding any distributions referred to in paragraph (a) and any dividend or distribution paid in cash out of earned surplus of the Company) then in each such case the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the record date of such distribution by a fraction of which the numerator shall be the then Current Market Value per share of the Common Stock (determined as provided in paragraph (c) below) on the record date mentioned below less the then fair market value (as reasonably determined in good faith by the Board of Directors of the Company) of the portion of the assets, evidences of indebtedness, cash or securities so distributed applicable to one share of Common Stock, and of which the denominator shall be such Current Market Value per share of the Common Stock. Such adjustment shall, except as provided in Section 5.03, become effective on the day immediately after the record date for the determination of stockholders entitled to receive such distribution.

(c) For this Agreement, the Current Market Value per share of Common Stock on any date shall be deemed to be the average of the Market Value of the Common Stock for the 10 trading days before, and ending not later than, the earlier of the date in question and the date before the “‘ex’ date”, with respect to the issuance or distribution requiring such computation. For purposes of this paragraph (c), the term “‘ex’ date,” when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the Nasdaq Stock Market (“Nasdaq”) (or, if not listed or admitted to trading thereon, then on the principal national securities exchange or automated quotation system on which the Common Stock is listed or admitted to trading and if not listed or admitted to trading on any national securities exchange or automated quotation system, as determined in good faith by the Company’s Board of Directors) without the right to receive such issuance or distribution. “Market Value” on any trading day shall mean (i) in the case of a security traded on the over-the-counter market and not on Nasdaq nor on any national securities exchange, the per share last sale price of the Common Stock on such trading day as reported by Nasdaq or an equivalent generally accepted reporting service; (ii) in the case of a security traded on Nasdaq or on a national securities exchange, the per share last sale price of the Common Stock on such trading day on Nasdaq or on the principal stock exchange on which it is listed, as the case may be or (iii) if neither clause (i) or (ii) above is applicable, then the fair value thereof as determined in good faith by the Company’s Board of Directors. For purposes of clause (i) above, if trading in the Common Stock is not reported by Nasdaq, the bid price referred to in said clause shall be the lowest bid price as reported in the “pink sheets” published by National Quotation Bureau, Incorporated. The last sale price referred to in clause (ii) above shall be the last reported sale price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on Nasdaq or on the national securities exchange on which the Common Stock is then listed.

(d) Reclassification, Combinations, Mergers, etc. In case of any reclassification or change of outstanding shares of Common Stock (other than as set forth in Section 5.01(a) above and other than a change in par value, or from par value to no par value, or from no par value to par value, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination)) or in case of any sale or conveyance to another corporation of all or substantially all of the assets of the Company (computed on a consolidated basis), then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company or such a successor or purchasing corporation, as the case may be, shall forthwith make lawful and adequate provision whereby the holder of such Warrant then outstanding shall have the right thereafter to receive on exercise of such Warrant the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of

Common Stock issuable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and enter into a supplemental warrant agreement so providing. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article V. If the issuer of securities deliverable upon exercise of Warrants under the supplemental warrant agreement is an affiliate of the surviving or transferee corporation, that issuer shall join in the supplemental warrant agreement. The above provisions of this paragraph (d) shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

In case of any such reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant Agreement to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Article V. The foregoing provisions of this Section 5.01(d) shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

If, as a result of an adjustment made pursuant to this paragraph, the Warrantholder shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company (whose determination shall be conclusive) shall determine the allocation of the adjusted Exercise Price between or among shares of such classes of capital stock.

(e) Issuance of Common Stock, Options or Convertible Securities. For the purposes of this Warrant Agreement, “Additional Shares of Common Stock” shall mean all shares of Common Stock issued or deemed to be issued by the Company after the Effective Date, other than Excluded Shares (as defined below).

In the event the Company shall, at any time or from time to time after the Effective Date, issue, sell, distribute or otherwise grant in any manner (including by assumption) shares of Common Stock or any rights to subscribe for or to purchase, or any warrants or options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (any such rights, warrants or options being herein called “Options” and any such convertible or exchangeable stock or securities being herein called “Convertible Securities”) or any Convertible Securities (other than upon exercise of any Option), whether or not such Options or the rights to convert or exchange such Convertible Securities are immediately exercisable, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise and/or conversion of such Options or Convertible Securities, shall be deemed to be Additional Shares of Common Stock.

For purposes of this Warrant Agreement, the term “Issuance Date” shall mean (i) with respect to Additional Shares of Common Stock deemed to have been issued in connection with the issuance of an Option or Convertible Security, the date such Option or Convertible Security is issued and (ii) in all other cases, the actual date Additional Shares of Common Stock are issued.

For the purposes of this Warrant Agreement, “Excluded Shares” shall mean: (i) shares for which the consideration per share as determined pursuant to paragraph (f) below would be equal to or more than the Current Market Value determined on the day prior to the Issuance Date; (ii) shares for which the consideration per share as determined pursuant to (f) below is equal to or greater than the initial Exercise Price; (iii) shares of Common Stock issuable upon the exercise of Options or conversion or payment of Convertible Securities existing as of the Effective Date; (iv) shares of Common Stock (appropriately adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar changes) issued pursuant to (A) any stock incentive plan existing as of the Effective Date or (B) any amendment thereto or any additional stock incentive plan adopted by the stockholders of the Company after the Effective Date; and (v) shares issued pursuant to the adjustment provisions of this Section 5.01. The issuance of Excluded Shares shall not be an issuance of Additional Shares of Common Stock, and shall not give rise to an adjustment or a right to purchase the securities pursuant to paragraph (f) below.

In any such case in which the Additional Shares of Common Stock are deemed to be issued, no right to receive an adjustment or to purchase securities under Section 5.01(f) below will accrue upon the subsequent issue of shares of Common Stock upon the exercise and/or conversion or exchange of such Option or Convertible Security unless such Option or Convertible Security shall have been amended or modified prior to exercise or conversion or exchange so as to increase the number of Additional Shares of Common Stock deemed to have been issued thereunder or decrease the exercise and/or conversion or exchange price payable thereunder to an amount less than Current Market Value as of the Issuance Date thereof.

(f) If the price per share at which Common Stock is issued after the Effective Date or Common Stock is issuable upon the exercise of Options or upon the conversion or exchange of Convertible Securities issued after the Effective Date, in either case other than Excluded Shares (determined by dividing (i) the aggregate amount, if any, received or receivable by the Company as consideration for the issuance, sale, distribution or granting of such Common Stock or Options or any such Convertible Security, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance of Common Stock or the exercise of all such Options or upon conversion or exchange of all such Convertible Securities, plus, in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange of all such Convertible Securities, by (ii) the total maximum number of shares of Common Stock to be issued or issuable upon the exercise of all such Options or upon the conversion or exchange of all such Convertible Securities or upon the conversion or exchange of all Convertible Securities issuable upon the exercise of all Options (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number)) shall be less than the Current Market Value per share of Common Stock (determined pursuant to Section 5.01(c)) on the Issuance Date of such Common Stock, Options or Convertible Securities then, unless the Company offers to sell to the Warrantholder, at the same price and on the same terms offered to all other prospective buyers (provided that the Warrantholder shall not be required to buy any securities or other assets in order to buy such Common Stock, Options or Convertible Securities, except in the context of an offering of units of packaged securities), a number of shares of Common Stock, Options or Convertible Securities that is equal to the product of the Warrantholder’s portion of the Common Stock then outstanding if immediately prior thereto all the Warrants held by the Warrantholder had been exercised, multiplied by the number of shares of Common Stock, Options or Convertible Securities so issued, sold, distributed or granted:

(i) The Exercise Price shall be reduced to an amount equal to the product obtained by multiplying (A) the Exercise Price in effect immediately prior to such issuance or sale times (B) a fraction, (I) the numerator of which shall be the sum of (x) the product of (1) the number of shares of Common Stock outstanding (on a Fully Diluted Basis) immediately prior to such issuance or sale times (2) the Current Market Value per share as of the date of such issuance or sale plus (y) the consideration, if any, received or receivable by the Company upon such issuance, sale, exercise, conversion or exchange calculated in accordance with the procedures set forth above pursuant to this paragraph (f), and (II) the denominator of which shall be the product of (x) the number of shares of Common Stock outstanding (on a Fully Diluted Basis) immediately after such issuance or sale times (y) such Current Market Value per share; and

(ii) The number of Shares issuable upon exercise of such Warrant shall be increased to the number of shares determined by multiplying (A) the number of Shares issuable upon exercise of such Warrant immediately prior to such issuance or sale by (B) a fraction, (1) the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment in clause (i) of this paragraph (f), and (2) the denominator of which shall be the Exercise Price in effect immediately after such adjustment.

“Fully Diluted Basis” means, with respect to the Common Stock at any time of determination, the number of shares of Common Stock that would be issued and outstanding at such time, assuming full conversion, exercise and exchange of all issued and outstanding Convertible Securities and Options that shall be (or may become) exchangeable for, or exercisable or convertible into, Common Stock, including the Warrants.

The Warrantholder may elect to buy all or any portion of the Common Stock, Options or Convertible Securities offered pursuant to this subsection (f) or may decline to purchase any such securities.

Notwithstanding the provisions of this subsection (f), in no event will the Exercise Price be decreased pursuant to any adjustment under this subsection (f) to a price under $4.50.

(g) Consideration Received. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company in respect thereof shall be deemed to be the then fair market value of such consideration (as determined in good faith by the Board of Directors of the Company). If any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration; provided, however, that if such Options have an exercise price equal to or greater than the Current Market Value of the Common Stock on the date of issuance of such Options, then such Options shall be deemed to have been issued for consideration equal to such exercise price. For purposes of determining the price per share of any Additional Shares of Common Stock, in the event that shares of Common Stock, Options and Convertible Securities issued in a single transaction or series of related transactions, the price per share shall be determined on the basis of the aggregate consideration received and shares issued or deemed to be issued in such transaction or series of related transactions.

(h) Changes in Options and Convertible Securities. If the exercise price provided for in any Options referred to in Section 5.01(f) above, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Section 5.01(f) above, or the rate at which any Convertible Securities referred to in Section 5.01(f) above are convertible into or exchangeable for Common Stock shall change at any time to a price which is less than the Current Market Value thereof as of the Issuance Date, then the adjustment provisions of Section 5.01(f) above would be applicable.

(i) Statement of Warrants. Irrespective of any adjustment in the number or kind of Shares issuable upon the exercise of the Warrants, Warrants theretofore or thereafter issued shall continue to express the same number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

(j) Expiration of Rights, Warrants or Options. Upon the expiration of any Options or Convertible Securities, to the extent the Warrants shall not have been exercised, the Exercise Price shall be adjusted to such amount as would have been received by a Warrant holder had the adjustment in such Exercise Price made upon the distribution of such Options or Convertible Securities been made upon the basis of the distribution of only such number of Options or Convertible Securities as were actually exercised or converted.

(k) No Nominal Adjustment. No adjustment in the number of Shares purchasable pursuant to the Warrants or in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1.0% of the number of Shares then purchasable upon exercise of the Warrants or in the Exercise Price; provided, however, that any adjustments which by reason of this subsection (k) are not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

Section 5.02 Fractional Interest. The Company shall not be required to issue fractional shares of Common Stock on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the Warrantholder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of shares of Common Stock acquirable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall direct the transfer agent for the Common Stock to pay an amount in cash calculated to equal the then Current Market Value per share (determined pursuant to Section 5.01(c)) multiplied by such fraction computed to the nearest whole cent. The Warrantholder, by his acceptance of the Warrant Certificates, expressly waives any and all rights to receive any fraction of a share of Common Stock or a stock certificate representing a fraction of a share of Common Stock.

Section 5.03 When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

Section 5.04 Challenge to Good Faith Determination. Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any item under this Article V, such determination may be challenged in good faith by the Warrantholder, and any dispute shall be resolved by an investment banking firm of national standing selected by the Company. The fee of such investment banking firm shall be paid by the Company, unless such fair market value as determined by the investment banking firm is more than 95% of the fair market value determined by the Board of Directors of the Company, in which case the Warrantholder shall be liable for such fee.

Section 5.05 Treasury Stock. The sale or other disposition of any issued shares of Common Stock owned or held by or for the account of the Company shall be deemed an issuance thereof and a repurchase thereof and designation of such shares as treasury stock shall be deemed to be a redemption thereof for the purposes of this Agreement.

Section 5.06 Notices to the Warrantholder. In connection with any adjustment pursuant to this Article V, the Company shall (i) promptly after such adjustment, cause to be filed with records of the Company a certificate of an officer of the Company setting forth the number of shares (or portion thereof) issuable after such adjustment, upon exercise of a Warrant and the Exercise Price after such adjustment, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) promptly after such adjustment cause to be given to the Warrantholder at his address appearing on the Warrant Register written notice of such adjustments by first-class mail, postage prepaid.

The Company shall, in addition, promptly notify the Warrantholder of any determination of its Board of Directors that any actions affecting its Common Stock will not require an adjustment to the number of Shares for which a Warrant is exercisable, and shall specify in such notice the reasons for such determination. In the event that the Warrantholder shall challenge any of the calculations set forth in such notice within 20 days after the Company’s delivery thereof, the Company shall retain a firm of independent certified public accountants or law firm of national standing selected by the Company to prepare and execute a certificate verifying that no adjustment is required. The Company shall promptly cause a signed copy of any certificate prepared pursuant to this Section 5.06 to be delivered to the Warrantholder at his address appearing in the Warrant Register. The Company shall keep at its office or agency designated pursuant to Section 1.10 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours upon reasonable notice by the Warrantholder or any prospective purchaser of a Warrant designated by the Warrantholder.

Section 5.07 Par Value of Shares of Common Stock. Before taking any action which would cause an adjustment effectively reducing the portion of the Exercise Price allocable to each Share below the then par value per share of the Common Stock issuable upon exercise of the Warrants, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Common Stock upon exercise of the Warrants.

ARTICLE VI

SECURITIES LAWS; RESTRICTIONS ON

TRANSFER OF SHARES; REGISTRATION RIGHTS

Section 6.01 Securities Laws. The Warrantholder agrees that the Warrant and the related Shares (each of the Warrant and the Shares being referred to herein as a “Security” and together, “Securities”) are being acquired for investment and that the Warrantholder will not purchase, offer, sell or otherwise dispose of any of the Securities except under circumstances which will not result in a violation of the Act. In order to exercise this Warrant, the Warrantholder must be able to confirm and shall confirm in writing, by executing a certificate to be supplied by the Company, all of the representations and other covenants contained in this Agreement, including that the Securities so purchased are being acquired for investment and not with a view toward distribution or resale. The Shares (unless registered under the Act) shall be stamped or imprinted with, in addition to any other appropriate or required legend, a legend in substantially the following form:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SYNTROLEUM RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO IT THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT.”

Section 6.02 Warrantholder Representations. In addition, the Warrantholder specifically represents to the Company both at the time of initial purchase of the Warrant and at those future times as specified herein:

(a) The Warrantholder has experience in analyzing and investing in companies like the Company and is capable of evaluating the merits and risks of an investment in the Company and has the capacity to protect its own interests. The Warrantholder is an “Accredited Investor” as that term is defined in Rule 501(a) promulgated under the Act. The Warrantholder is aware of the Company’s business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire the Securities. The Warrantholder is acquiring the Securities for its own account for investment purposes only not as a nominee or agent and not with a view to, or for the resale in connection with, any “distribution” thereof for purposes of the Act. The Warrantholder is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Warrantholder acknowledges the Company’s obligation to file a registration statement with respect to the Shares as set forth in the Registration Rights Agreement dated as of the date hereof by and among the Company and the Warrantholders (the “Registration Rights Agreement”), the effectiveness of which registration statement may be required for the resale of the Shares. The Warrantholder has not offered or sold any portion of the Securities to be acquired by such Warrantholder and has no present intention of reselling or otherwise disposing of any portion of such Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance, and in particular the Warrantholder has no current intention to resell the Shares under such registration statement nor would it have such intention if such registration statement were effective as of the date of purchase. The Warrantholder understands that investment in the Securities is subject to a high degree of risk. The Warrantholder can bear the economic risk of its investment, including the full loss of its investment, and by reason of its business or financial experience or the business or financial experience of its professional advisors has the capacity to evaluate the merits and risks of its investment and protect its own interest in connection with the purchase of the Securities. If other than an individual, the Warrantholder also represents it has not been organized for the purpose of acquiring the Securities.

(b) The Warrantholder understands that the Securities have not been and except as provided in the Registration Rights Agreement with respect to the Shares will not be registered under the Act or any applicable State securities law in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Warrantholder’s investment intent and the accuracy of the Warrantholder’s representations as expressed herein and the Warrantholder will furnish the Company with such additional information as is reasonably requested by the Company in connection with such exemption.

(c) The Warrantholder further understands that the Securities must be held indefinitely unless subsequently registered under the Act and any applicable state securities laws, or unless exemptions from registration are otherwise available. Moreover, the Warrantholder understands that the Company is under no obligation to and does not expect to register the Securities except as provided for in the Registration Rights Agreement with respect to the Shares.

(d) The Warrantholder is aware of the provisions of Rule 144, promulgated under the Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an Affiliate of such issuer), in a nonpublic offering subject to the satisfaction of certain conditions, if applicable, including, among other things: The availability of certain public information about the Company, the resale occurring not less than one year after the party has purchased and paid for the Securities to be sold; the sale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

(e) The Warrantholder further understands that it may not transfer the Warrants and that at the time it wishes to sell the Securities, it is possible that there will be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Warrantholder may be precluded from selling the Securities under Rule 144 even if the one-year minimum holding period had been satisfied.

(f) The Warrantholder further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Act or compliance with registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such actions do so at their own risk.

(g) To the Warrantholder’s knowledge, the Company has made available copies of the Company’s reports filed under the Exchange Act since the beginning of the Company’s current fiscal year. The Warrantholder has had a reasonable opportunity to ask questions relating to and otherwise discuss the Company’s business, management and financial affairs with the Company’s management, customers and other parties, and the Warrantholder has received satisfactory responses to the Warrantholder’s inquiries. The Warrantholder has relied solely on its own independent investigation before deciding to enter into the purchase of the Warrants contemplated hereby. Unless the Warrantholder has otherwise notified the Company in writing, the Warrantholder is not, and has not been within the ninety (90) days prior to the closing date of the purchase of the Securities, a broker or dealer of securities. Unless the Warrantholder has otherwise notified the Company in writing, the Warrantholder is not an employee, officer or director of the Company nor prior to the consummation of the actions contemplated hereby, is the Warrantholder the beneficial owner of 5% or more of the Common Stock of the Company.

Section 6.03 Transfer Restrictions. With respect to any offer, sale or other disposition of any Securities that is not registered under the Act, the Warrantholder agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of the Warrantholder’s counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of such Securities and indicating whether or not under the Act, certificates for the Securities in question to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Such opinion must be satisfactory to the Company in its reasonable judgment and shall state that it may be relied upon by counsel to the Company, and any stock exchange or transfer agent. Promptly upon receiving such written notice and satisfactory opinion, if so requested, the Company shall notify the Warrantholder that the Warrantholder may sell or otherwise dispose of such Securities all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this subsection (c) that the opinion of counsel for the Warrantholder is not satisfactory to the Company, the Company shall so notify the Warrantholder promptly after such determination has been made and shall specify in detail the legal analysis supporting any such conclusion. Each certificate representing the Securities thus transferred (except a transfer registered under the Act or a transfer of Shares pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the Warrantholder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

Section 6.04 Transferee Obligations. Prior to any transfer of the Securities (except a transfer registered under the Act or a transfer of Shares pursuant to Rule 144), the proposed transferee shall agree in writing with the Company to be bound by the terms of this Agreement (whether or not the Warrant has been exercised or otherwise outstanding) as if an original signatory hereto and the proposed transferee must be able to and must make representations as set forth in this Article VI.

Section 6.05 Definitions. As used in this Article VI, “Affiliate” shall mean, with respect to any person, any other person controlling, controlled by or under direct or indirect common control with such person (for the purposes of this definition “control,” when used with respect to any specified person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing).

ARTICLE VII

MISCELLANEOUS

Section 7.01 Amendment. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that any provisions hereof may be amended, waived, discharged or terminated upon the written consent of the Company and the then current Warrantholders having the right to acquire by virtue of holding the Warrants at least 50% of the Shares which are then issuable upon exercise of the then outstanding Warrants.

Section 7.02 Addresses for Notices to Parties and for Transmission of Documents. All notices hereunder to the parties hereto shall be deemed to have been given when sent by certified or registered mail, postage prepaid, or by telex or telecopy, confirmed by first class mail, postage prepaid, addressed to any party hereto as follows:

To the Company:	Syntroleum Corporation
4322 South 49th West Avenue
Tulsa, Oklahoma 74107
Attention: Chief Executive Officer

To Mr. Ziad Ghandour:	TI Capital Management
9200 Sunset Boulevard
Penthouse 2
Los Angeles, California 90069

or at any other address of which either of the foregoing shall have notified the other in writing.

Section 7.03 APPLICABLE LAW. THE VALIDITY, INTERPRETATION AND PERFORMANCE OF THIS AGREEMENT AND EACH WARRANT CERTIFICATE ISSUED HEREUNDER AND OF THE RESPECTIVE TERMS AND PROVISIONS THEREOF SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

Section 7.04 Obtaining of Governmental Approvals. The Company will from time to time take all action required to be taken by it which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities acts filings under United States Federal and State laws, and the rules and regulations of all stock exchanges on which the Warrants are listed which may be or become requisite in connection with the issuance, sale, transfer, and delivery of the Warrant Certificates, the exercise of the Warrants or the issuance, sale, transfer and delivery of the shares issued upon exercise of the Warrants.

Section 7.05 Persons Having Rights Under Agreement. Nothing in this Agreement expressed or implied and nothing that may be inferred from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the Warrantholder any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement hereof; and all covenants, conditions, stipulations, promises and agreements in this Agreement contained shall be for the sole and exclusive benefit of the Company and the Warrantholder and their successors.

Section 7.06 Headings. The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

Section 7.07 Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

Section 7.08 Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrantholder shall bind and inure to the benefit of their respective successors and assigns hereunder.

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.

SYNTROLEUM CORPORATION

By:	/s/ JOHN B. HOLMES, JR.
Name:	John B. Holmes, Jr.
Title:	President and Chief Operating Officer

WARRANTHOLDER

/s/ ZIAD GHANDOUR
Mr. Ziad Ghandour

EXHIBIT A

[FORM OF WARRANT CERTIFICATE]

[FACE]

THE WARRANTS EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SYNTROLEUM RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO IT THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF SAID ACT.

Warrant Certificate No.

WARRANT CERTIFICATE

SYNTROLEUM CORPORATION

This Warrant Certificate certifies that [             ] (the “Warrantholder”), or registered assigns, is the registered holder of [            ] Warrants (the “Warrants”) to purchase shares of Common Stock, par value $.01 per share (the “Common Stock”), of Syntroleum Corporation a Delaware corporation (the “Company”). Each Warrant entitles the holder to purchase from the Company at any time on or after                      until 5:00 p.m., New York City, New York time, on                      (the “Expiration Date”),                      fully paid and non-assessable shares of Common Stock (a “Share”, or, if adjusted, the “Shares”, which may also include any other securities or property purchasable upon exercise of a Warrant, such adjustment and inclusion each as provided in the Warrant Agreement) at the exercise price (the “Exercise Price”) of                      per Share upon surrender of this Warrant Certificate and payment of the Exercise Price at the principal office of the Company, subject to the conditions set forth herein and in the Warrant Agreement.

The Exercise Price shall be payable by cash, certified check or official bank check or by such other means as is acceptable to the Company in the lawful currency of the United States of America which as of the time of payment is legal tender for payment of public or private debts. The number of Shares issuable upon exercise of the Warrants (“Exercise Rate”) is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

Any Warrants not exercised on or prior to 5:00 p.m., New York City, New York time, on                      shall thereafter be void.

Reference is hereby made to the further provisions on the reverse hereof which provisions shall for all purposes have the same effect as though fully set forth at this place. Capitalized terms used in this Warrant Certificate but not defined herein shall have the meanings ascribed thereto in the Warrant Agreement.

THIS WARRANT CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

WITNESS the facsimile seal of the Company and facsimile signatures of its duly authorized officers.

Dated:	SYNTROLEUM CORPORATION

By:
Name:
Title:

[Seal]

Attest:

By:
Name:
Title:

[FORM OF WARRANT CERTIFICATE]

[REVERSE]

SYNTROLEUM CORPORATION

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants, each of which represents the right to purchase at any time on or after                     , until 5:00 p.m., New York City, New York time, on                     ,              share of Common Stock of the Company, subject to adjustment as set forth in the Warrant Agreement. The Warrants are issued pursuant to a Warrant Agreement dated as of February     , 2004 (the “Warrant Agreement”), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the Warrantholder. Warrants may be exercised by (1) surrendering at the principal office of the Company this Warrant Certificate with the form of Election to Exercise set forth hereon duly completed and executed and (ii) paying in full the Exercise Price for each such Warrant exercised and any other amounts required to be paid pursuant to the Warrant Agreement.

If all of the items referred to in the last sentence of the preceding paragraph are received by the Company at or prior to 2:00 p.m., New York City, New York time, on a Business Day, the exercise of the Warrant to which such items relate will be effective on such Business Day. If any items referred to in the last sentence of the preceding paragraph are received after 2:00 p.m., New York City, New York time, on a Business Day, the exercise of the Warrants to which such item relates will be deemed to be effective on the next succeeding Business Day. Notwithstanding the foregoing, in the case of an exercise of Warrants on the Expiration Date, if all of the items referred to in the last sentence of the preceding paragraph are received by the Company at or prior to 5:00 p.m., New York City, New York time, on such Expiration Date, the exercise of the Warrants to which such items relate will be effective on the Expiration Date.

Subject to the terms of the Warrant Agreement, as soon as practicable after the exercise of any Warrant or Warrants, the Company shall issue or cause to be issued to or upon the written order of the Warrantholder pursuant to the Election to Exercise, as set forth on the reverse of this Warrant Certificate, a certificate or certificates evidencing the Share. Such certificate or certificates evidencing the Share or Shares shall be deemed to have been issued and any persons who are designated to be named therein shall be deemed to have become the holder of record of such Share or Shares as of the close of business on the date upon which the exercise of this Warrant was deemed to be effective as provided in the preceding paragraph.

The Company will not be required to issue fractional shares of Common Stock upon exercise of the Warrants or distribute Share certificates that evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, there shall be paid to the Warrantholder at the time such Warrant Certificate is exercised an amount in cash equal to the same fraction of the Current Market Value per share as determined in accordance with the Warrant Agreement.

Warrant Certificates, when surrendered at the principal office of the Company by the Warrantholder in person or by legal representative or attorney duly authorized in writing, may be exchanged for a new Warrant Certificate or new Warrant Certificates evidencing in the aggregate a like number of Warrants, in the manner and subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

The term “Business Day” shall mean any day on which (i) banks in New York City, New York are open for business, (ii) the principal national securities exchange or market on which the Common Stock is listed or admitted to trading is open for business and (iii) the principal national securities exchange or market on which the Warrants are listed or admitted to trading are open for business.

(FORM OF ELECTION TO EXERCISE)

(To be executed upon exercise of Warrants on the Exercise Date)

The undersigned hereby irrevocably elects to exercise              of the Warrants represented by this Warrant Certificate and purchase the whole number of Shares issuable upon the exercise of such Warrants and herewith tenders payment for such Shares in the amount of $                     in cash or by certified or official bank check, in accordance with the terms hereof The undersigned requests that a certificate representing such Shares be registered in the name of                                                   whose address is                                                       and that such certificate be delivered to                                                   whose address is                                                  . Any cash payments to be paid in lieu of a fractional Share should be made to                                                  whose address is                                                   and the check representing payment thereof should be delivered to                                                   whose address is                                         .

Dated:

Name of holder of Warrant Certificate:
(Please Print)

Tax Identification or Social Security Number:

Address:

Signature:

Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

Dated:

ANNEX D

Director Stock Option Agreement

CONFIDENTIAL

This Stock Option Agreement (the “Agreement”) is made effective as of the 20th day of December, 2002, by and between Syntroleum Corporation, a Delaware Corporation (the “Company”) and James R. Seward (“Grantee”), and evidences the grant by the Company of an option to Grantee to purchase shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), pursuant to action of the Board of Directors on December 20, 2002 (the “Date of Grant”). Capitalized terms used in this Agreement but not otherwise defined in this Agreement shall have the meanings as set forth in the Syntroleum Corporation Stock Option Plan for Outside Directors (the “Plan”). The parties acknowledge that the grant of the option is subject to stockholder approval and the option is not being granted under the Plan, but the terms of the option shall be equivalent to options granted under the Plan to the extent necessary to effect the parties mutual understanding with respect to the option.

In consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Grantee agree as follows.

1. Grant of option and Exercise Price. The Company grants to Grantee the option (the “Option”) to purchase 25,000 shares of Common Stock at an exercise price of $1.40 per share, the Fair Market Value of the Company’s Common Stock on the Date of Grant, subject to the terms and conditions of this Agreement and of the Plan, the provisions of which are incorporated into this Agreement by this reference.

2. Exercise Period. The Option may be exercised from time to time with respect to all or any number of the then unexercised shares on any regular business day of the Company at its then executive offices, beginning on the first annual anniversary of the Date of Grant and continuing until the earliest to occur of the following dates: (a) the tenth anniversary of the Date of Grant; (b) three years after the date of Grantee’s termination of membership as a Director on the Company’s Board of Directors by reason of death, disability, retirement or an unsuccessful attempt to win reelection to the Company’s Board of Directors after nomination for election at the recommendation of the Board of Directors; or (c) the date 30 days following the date upon which Grantee’s membership as a Director on the Company’s Board of Directors terminates for any reason other than those described in subsection (b) of this Section 2.

3. Exercise.

3.01 Person Eligible to Exercise. During the lifetime of Grantee, only the Grantee may exercise the Option (or any portion thereof). After the death of Grantee, any exercisable portion of the Option may, prior to the time when such portion becomes unexercisable under the Plan or this Agreement, be exercised by Grantee’s personal representative or by any person empowered to do so under Grantee’s will or under the then applicable laws of descent and distribution.

3.02 Partial Exercise. At any time and from time to time during the period in which the Option is exercisable under the Plan and this Agreement and prior to the time when the Option or exercisable portion thereof becomes unexercisable under the Plan or this Agreement, the Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and any partial exercise of the Option shall be with respect to not less than 100 shares (or such lesser remaining number of shares subject to the Option).

3.03 Manner of Exercise. At any time and from time to time during the period in which the Option is exercisable under the Plan and this Agreement, the Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company of all of the following prior to the time when the Option or such portion becomes unexercisable under the Plan or this Agreement.

(a) Notice in writing signed by Grantee or other person then entitled to exercise the Option or portion, stating that the Option or portion is exercised, such notice complying with all applicable rules established by the Chief Financial Officer of the Company;

(b) Full payment (in cash or by check) for the shares with respect to which the Option or portion is thereby exercised or, with the consent of the Chief Financial Officer of the Company, (i) shares of the Company’s Common Stock owned by Grantee duly endorsed for transfer to the Company, or (ii) subject to the timing requirements of Section 3.04, shares of the Company’s Common Stock issuable to Grantee upon exercise of the Option, in either case with a Fair Market Value on the date of Option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised, or (iii) a full recourse promissory note bearing interest (at a rate as shall at least preclude the imputation of interest under the Code or any successor provision) and payable upon such terms as may be prescribed by the Chief Financial Officer; or (iv) with the consent of the Chief Financial Officer of the Company, any combination of the consideration provided in the foregoing subsections (b) (i), (ii) or (iii). The Chief Financial Officer may also prescribe the form of any note and the security to be given for such note. The Option may not, however, be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law;

(c) The payment to the Company of all amounts, if any, which it is required to withhold under federal, state or local law in connection with the exercise of the Option. With the consent of the Chief Financial Officer of the Company, (i) shares of the Company’s Common Stock owned by Grantee duly endorsed for transfer, or (ii) subject to the timing requirements of Section 3.04, shares of the Company’s Common Stock issuable to Grantee upon exercise of the Option, in either case valued at Fair Market Value as of the date of Option exercise, may be used to make all or part of such payment.

(d) Such representations and documents as the Chief Financial Officer of the Company deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Chief Financial Officer of the Company may also take whatever additional actions he deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

(e) In the event that the Option or portion thereof shall be exercised pursuant to Section 3.01 by any person or persons other than Grantee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

3.04 Certain Timing Requirements. Shares of the Company’s Common Stock issuable to Grantee upon exercise of the Option may be used to satisfy the Option price or the tax withholding consequences of such exercise only with the prior approval of the Chief Financial Officer of the Company and (a) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date, or (b) pursuant to an irrevocable written election by Grantee to use shares of the Company’s Common Stock issuable to Grantee upon exercise of the Option to pay all or part of the option price or the withholding taxes made at least six months prior to the payment of such Option price or withholding taxes.

3.05 Conditions to issuance of Stock Certificates. The shares of Common Stock issuable and deliverable to Grantee upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares of Common Stock which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of Common stock purchased upon the exercise of any Option nor portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

(b) The completion of any registration or other qualification of such shares under any state or federal law or under the filings or regulations of the Securities and Exchange Commission or any other federal or state governmental regulatory body, which the Chief financial Officer of the Company shall determine to be necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Chief Financial Officer of the Company shall determine to be necessary or advisable;

(d) The payment to the Company (or other employer corporation) of all taxes and other amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option;

(e) The execution by Grantee of a Shareholder Agreement with the Company restricting Grantee’s right to transfer any shares acquired upon exercise of the Option and granting to the Company a first right of refusal with respect to such shares; and

(f) The lapse of such reasonable period of time following the exercise of the Option as the Chief Financial Officer of the Company may establish from time to time for reasons of administrative convenience.

3.06 Issuance of Shares. As soon as practicable after receipt of an effective written notice of exercise and full payment of the exercise price as provided in this Section 3 above, the Secretary of the Company shall cause ownership of the appropriate number of shares of Common Stock to be issued to the person or persons exercising the Option by having a certificate or certificates for such number of shares registered in the name of such person or persons and shall have each certificate delivered to the appropriate person. Each such certificate shall bear a legend describing (a) the Company’s right of first refusal in the event such person desires or attempts to transfer such shares, as set forth in Section 4, and (b) the restrictions imposed by applicable state and federal securities laws, as described in Section 5.03, to the extent applicable.

3.07 Rights as a Shareholder. Grantee shall not be, nor have any of the rights or privileges of a shareholder of the Company in respect to any shares of Common Stock purchasable upon the exercise of any part of the Option unless and until certificates representing such shares of Common Stock have been issued by the Company to Grantee.

3.08 Transfer Restrictions. Subject to the provisions of the Shareholder Agreement referenced in Section 3.05(e), unless otherwise approved in writing by the Board of Directors of the Company, no shares of Common Stock acquired upon exercise of the Option by Grantee may be sold, assigned, pledged, encumbered or otherwise transferred until at least six months have elapsed from (but excluding) the date that the Option was granted.

4. Miscellaneous.

4.01 Assignment. Neither the Option nor any interest or right therein or part thereof nor any rights under this Agreement shall be liable for the debts, contracts or engagements of Grantee or his successors in interest or shall be assigned or otherwise subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted assignment or disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 4.01 shall prevent transfers by will or by the applicable laws of descent and distribution. The terms of this Option shall be binding upon the executors, administrators, heirs, successors, and permitted assigns of Grantee.

4.02 Status as Director. Nothing in this Agreement shall confer upon Grantee any right to continue as a director of the Company or shall interfere with or restrict in any way the rights of the Company and its shareholders, which are hereby expressly reserved, to remove Grantee at any time for any reason whatsoever, with or without case.

4.03 Federal and State Securities Laws. This Option may not be exercised if the issuance of shares of the Company’s Common Stock upon such exercise would constitute a violation of any applicable federal or state securities or other law or valid regulation. Grantee, as a condition to his exercise of this Option, shall represent to the Company that the shares of the Company’s Common Stock to be acquired by exercise of this Option are being acquired for investment and not with a present view to distribution or resale, unless counsel for the Company is then of the opinion that such a representation is not required under the Securities Act or any other applicable law, regulation, or rule of any governmental agency.

4.04 Confidentiality. Grantee agrees not to disclose to any person, directly or indirectly, the terms of this Agreement or any other matters relating to the Option or the shares, including the number of shares subject to the Option or purchased hereunder, without the prior consent of the Company.

4.05 No Registration. Grantee acknowledges and understands that the Option and underlying shares of Common Stock are not registered under the Securities Act or any applicable state securities laws by reason of claimed exemptions from registration thereunder which depend in part on Grantee’s investment intention as outlined in this Agreement and that he is aware that no federal or state agency has made any review, finding or determination regarding the terms of the acquisition of the Option and underlying shares of Common Stock nor any recommendation or endorsement of the Option and underlying shares of Common Stock as an investment, and he must forego the security, if any, that such a review would provide.

4.06 Investment Intent. The Option being granted and the underlying shares of Common Stock will be held by Grantee for investment purposes only and not with a view to or for resale, transfer, or other distribution and that Grantee has no agreement or other arrangement, formal or informal, with any person to sell, transfer or pledge any part of the Option or which would guarantee him any profit or protect him against any loss with respect to the Option and underlying shares of Common Stock. Further, Grantee has no plans to enter into any such agreement or arrangement, and, consequently, Grantee must bear the economic risk of an investment in the Option and underlying shares of Common Stock for an indefinite period of time.

4.07 Sole Party in Interest. Grantee is the sole party in interest with respect to the grant of the Option and issuance of the underlying shares of Common Stock and has sufficient knowledge and experience in financial and business matters to enable him to evaluate the merits and risks of this investment.

4.08 Speculative Investment. Grantee recognizes the speculative nature and the high risk of loss associated with the grant of the Option and issuance of the underlying shares of Common Stock of Common Stock and affirms that the transaction is suitable and consistent with Grantee’s investment program and financial situation, which enables Grantee to bear the high risk of this investment.

4.09 Restricted Securities. Grantee understands and agrees that the Option and underlying shares of Common Stock are subject to certain restrictions or transfer and further acknowledges that the Option and underlying shares of Common Stock will be “restricted” as defined in Rule 144 under the Securities Act and therefore may not be sold or transferred by Grantee except pursuant to an effective registration statement under the Act and applicable state securities laws or unless exemptions from such registration are, in the opinion of the Company’s counsel, available with respect to such proposed sale or transfer. Such exemptions are not now available and it is not anticipated that any such exemptions will become available in the future.

4.10 Reorganization; Recapitalization. The existence of the Option granted in this Agreement shall not affect in any way the right or the power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or preceding, whether of a similar character or otherwise.

4.11 Notice. Every notice or other communication relating to this Agreement shall be in writing and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided, however, that unless and until some other address be so designated, all notices or communications by Grantee to the Company shall be mailed or delivered to the Company at the offices of its Secretary at Suite 1100, 1350 S. Boulder, Tulsa, Oklahoma 74119, and all notice or communications by the Company to Grantee may be given to Grantee personally or may be mailed to him.

4.12 Governing Law. The validity and effect of this Agreement and the rights and obligations of the parties, and all other persons affected by this Agreement shall be construed and determined in accordance with the laws of the State of Oklahoma.

IN WITNESS WHEREOF, the Company, by its duly authorized officer, and Grantee have signed this Agreement as of the date first above written.

COMPANY:

SYNTROLEUM CORPORATION

By:	/s/ John B. Holmes, Jr.
John B. Holmes, Jr., President

Syntroleum Corporation
Suite 1100
1350 S. Boulder
Tulsa, Oklahoma 74119

GRANTEE:

By:	/s/ James R. Seward
James R. Seward
4915 West 79th St.
Prairie Village, Kansas 66208

ANNEX E

JOINT DEVELOPMENT AGREEMENT

between

SYNTROLEUM INTERNATIONAL CORPORATION

and

SOVEREIGN OIL & GAS COMPANY II, LLC

March 1, 2004

EXHIBITS TO THE AGREEMENT

JOINT DEVELOPMENT AGREEMENT

THIS AGREEMENT is made and effective as of the 1st day of March, 2004,

BETWEEN:

SYNTROLEUM INTERNATIONAL CORPORATION, a corporation incorporated and existing under the laws of the State of Delaware, with head offices in the City of Tulsa, Oklahoma, in the United States of America (hereinafter referred to as “Syntroleum”);

- and -

SOVEREIGN OIL & GAS COMPANY II, LLC, a Texas Limited Liability Company formed and existing under the laws of the State of Texas, with head offices in the City of Houston, Texas, in the United States of America (hereinafter referred to as “Sovereign”).

Whereas the Parties have executed respective versions of a Confidentiality Agreement and have completed preliminary discussions contemplating that the Parties shall enter into this Agreement;

Now therefore the Parties agree as follows:

ARTICLE 1

DEFINITIONS AND INTERPRETATION

1.1 In this Agreement, including its recitals, all words importing the singular include the plural and vice versa, and except where the context otherwise indicates, shall have the meanings set forth in this Article:

1.1.1 “Affiliate” means in relation to any Party, any company, partnership or other entity which controls or is controlled by that Party or is controlled by a company, partnership or other entity which controls that Party. “Control” means the right to exercise, directly or indirectly, 50% or more than 50% of the voting rights of a company or other entity.

1.1.2 “Acquisition Date” shall have the meaning assigned it in Section 6.6.1.

1.1.3 “Appointing Authority” shall have the meaning assigned it in Section 13.2.

1.1.4 “Bank” shall mean the bank mutually agreed by the Parties, who shall administer the Escrow Account on behalf of the Parties in accordance with the terms and conditions of the Escrow Agreement.

1.1.5 “Confidential Information” shall have the meaning assigned it in Section 12.1

1.1.6 “Contract Area” means the geographical area that is covered by each license, lease, production sharing agreement or other contract granted by the appropriate authority of a sovereign state for the technical study, exploration, and/or appraisal and production of Hydrocarbons in which Syntroleum and/or its co-venturers and assigns may acquire Option Interests or Participating Interests. A Contract Area may also be an Open Acreage Contract Area.

1.1.7 “Contract Year” means a period of twelve (12) consecutive months according to the Gregorian Calendar, counted from the Effective Date of this Agreement or from the anniversary of such Effective Date.

1.1.8 “Dispute” shall have the meaning assigned it in Section 13.1.

1.1.9 “Effective Date” means the date first written above in the preamble to this Agreement.

1.1.10 “Escrow Account” shall have the meaning assigned it in Section 6.1.

1.1.11 “Escrow Agreement” means the escrow agreement (to be executed by the Parties pursuant to Section 6.1 of this Agreement) for the JV Discretionary Annual Budget and for the JV Fixed Annual Budget.

1.1.12 “Excluded Area” shall have the meaning assigned it in Section 6.5.3

1.1.13 “Exercise Price” shall have the meaning assigned it in Section 6.8.

1.1.14 “First Production Date” shall have the meaning assigned it in Section 6.6.2.2.

1.1.15 “Force Majeure” shall have the meaning assigned it in Section 23.1.

1.1.16 “Government” means the government of the sovereign state whose territory includes the Contract Area and any political subdivision, agency, instrumentality, ministry, state owned or operated oil company, agency, or organization, department, office or bureau of such government.

1.1.17 “Hydrocarbons” means substances, including both gaseous and liquid hydrocarbons, that are produced from a Contract Area.

1.1.18 “Industry Partner” or “Industry Partners” shall have the meaning assigned it in Section 6.5.4.

1.1.19 “JV Discretionary Annual Budget” means the budget for twelve calendar months’ discretionary costs of the Syntroleum-Sovereign Development Venture commencing with the Effective Date of this Agreement. A copy of the initial estimate of the JV Discretionary Annual Budget and Funding Schedule is attached as Exhibit ‘A’ to this Agreement and incorporated by reference herein.

1.1.20 “JV Fixed Annual Budget” means the budget for twelve calendar months’ fixed costs of the Syntroleum-Sovereign Development Venture commencing with the Effective Date of this Agreement and paid by Syntroleum to Sovereign in accordance with the JV Fixed Annual Budget and Funding Schedule in Exhibit ‘B’. A copy of the JV Fixed Annual Budget And Funding Schedule is attached as Exhibit ‘B’ to this Agreement and incorporated by reference herein.

1.1.21 “Notice” means a notice in writing delivered in accordance with the provisions of Article 14.

1.1.22 “Open Acreage Contract Area” means a Contract Area that is available for acquisition directly from a Government and that has not already been acquired by a third party.

1.1.23 “Option Interest” means a contractual right (but not an obligation) that is exercisable at the holder’s option to acquire a Participating Interest in a Contract Area.

1.1.24 “Overriding Royalty Interest” or “ORRI” means an interest in a specified percentage of the gross proceeds from sales of all volumes of Hydrocarbons produced, saved, and sold by the aggregate of the Participating Interest Owners from a Contract Area, less any volumes of Hydrocarbons or percentage of the gross proceeds from Hydrocarbons sales paid to or retained by the Government as a royalty or production share, but before subtracting any volumes of Hydrocarbons sold for the recovery of capital costs, operating costs, taxes, and any other costs associated with the Contract Area or with the marketing and transportation of Hydrocarbons.

1.1.25 “Participating Interest” means the percentage share of a Party in the undivided ownership, rights, benefits, duties, obligations and liabilities pertaining to a Contract Area granted by the appropriate authority of a sovereign state.

1.1.26 “Parties” means the parties to this Agreement and “Party” means any one of them.

1.1.27 “Partner Date” shall have the meaning assigned it in Section 6.6.2.

1.1.28 “Person” means any individual, corporation, partnership, joint venture, association, trust, estate, unincorporated organization of government or any agency or political subdivision thereof.

1.1.29 “Prior Sovereign Projects” shall have the meaning assigned it in Section 3.3.

1.1.30 “Quarterly Financials” shall have the meaning assigned it in Section 6.2.

1.1.31 “Quarterly Plan” shall have the meaning assigned it in Section 6.2.

1.1.32 “Registration Rights Agreement” means the agreement between Syntroleum Corporation and Sovereign concerning the registration of Syntroleum Common Stock covered by warrants granted to Sovereign for the purchase of Syntroleum Common Stock issued under this Agreement. The Registration Rights Agreement is attached to this Agreement as Exhibit ‘D’ and incorporated by reference herein.

1.1.33 “Sovereign” has the meaning provided in the preamble to this Agreement and for the purposes of this Agreement shall include the Affiliates and co-venturers of Sovereign and its lawful assigns.

1.1.34 “Sovereign Contract Area” shall have the meaning assigned it in Section 6.5.

1.1.35 “Sovereign Incentive Compensation” means the compensation to be paid to Sovereign in accordance with Section 6.6 and Section 6.7.

1.1.36 “Syntroleum” has the meaning provided in the preamble to this Agreement and for the purposes of this Agreement shall include the Affiliates and co-venturers of Syntroleum and its lawful assigns.

1.1.37 “Syntroleum Acquisition Date” shall have the meaning assigned it in Section 6.7.1.

1.1.38 “Syntroleum Common Stock” means the common stock, par value of $0.01 per share, of Syntroleum Corporation, a Delaware corporation.

1.1.39 “Syntroleum Contract Area Interest” means a Syntroleum Option Interest or a Syntroleum Participating Interest. in a Contract Area acquired by Syntroleum with the assistance of Sovereign.

1.1.40 “Syntroleum GTL Barge Project” means a project employing the Syntroleum proprietary Gas-to-Liquids (GTL) synthetic fuels process utilizing equipment primarily mounted on an inland barge.

1.1.41 “Syntroleum Option Interest” means an Option Interest held by Syntroleum.

1.1.42 “Syntroleum Participating Interest” means a Participating Interest and the other rights, obligations and interests in a Contract Area acquired by Syntroleum with the assistance of Sovereign.

1.1.43 “Syntroleum Partner Date” shall have the meaning assigned it in Section 6.7.2.

1.1.44 “Syntroleum Partner Contract Area” shall have the meaning assigned it in Section 6.5.

1.1.45 “Syntroleum-Sovereign Development Venture” or “Development Venture” means the contractual relationship between Syntroleum and Sovereign created by this Agreement.

1.1.46 “Term of Agreement” shall have the meaning assigned it in Section 8.1.

1.1.47 “Warrant Agreement” means the agreement between Syntroleum Corporation and Sovereign concerning the award and exercise of Syntroleum Corporation warrants for the purchase of Syntroleum Common Stock issued to Sovereign pursuant to this Agreement. The Warrant Agreement is attached to this Agreement as Exhibit ‘C’ and incorporated by reference herein.

1.2 All references to articles, sections, recitals and schedules are, unless otherwise expressly stated, references to clauses of, and recitals and schedules to, this Agreement.

1.3 The headings in this Agreement are inserted for convenience only and shall be ignored in construing this Agreement.

1.4 Any reference to laws or regulations shall be a reference to the same as amended, supplemented or re-enacted from time to time.

1.5 Where a word or phrase is defined, its other grammatical forms shall have a corresponding meaning.

1.6 Unless otherwise expressly stated, references to currency shall mean currency of the United States of America.

1.7 The schedules attached hereto form part of this Agreement. In the event of any conflict between the provisions of this Agreement and the schedules hereto, the provisions of this Agreement shall prevail.

ARTICLE 2

BUSINESS PURPOSE AND CONDUCT

2.1 The Parties have formed the Syntroleum-Sovereign Joint Venture under this Agreement for the purpose of pursuing upstream Hydrocarbon assets outside the United States, principally as a source of Natural Gas feedstock for one or more petrochemical plants mounted on an inland barge employing the Syntroleum proprietary Gas-to-Liquids (GTL) synthetic fuels process. Syntroleum desires to obtain the rights to develop such Hydrocarbon assets for it and/or its co-venturers, and Sovereign has demonstrated the capacity to obtain such rights on behalf of third parties. The Parties agree that nothing in this Agreement shall be construed to provide Sovereign a license or any other rights to Syntroleum’s proprietary Fischer-Tropsch gas to liquids technology.

2.2 Sovereign shall, in accordance with this Agreement, use its reasonable efforts to obtain on behalf of Syntroleum one or more known Hydrocarbon-bearing Contract Areas, and in addition, to obtain on Syntroleum’s behalf the appropriate international upstream industry co-venturer(s) as needed for the realization of an integrated Syntroleum GTL Barge Project. In the event that Sovereign is negotiating an agreement with a third party that shall bind Syntroleum, Sovereign shall regularly consult with Syntroleum to obtain its approval for the terms of such agreement that would bind Syntroleum and shall follow any instructions issued by Syntroleum concerning such negotiations. Sovereign shall not indicate final approval of any agreement that shall bind Syntroleum until after having received prior written approval from Syntroleum. In all such negotiations and work conducted by Sovereign under this Agreement, Sovereign shall do so on behalf of Syntroleum.

2.3 Except as limited by the terms of this Agreement, Sovereign shall determine the means by which it accomplishes the work agreed with Syntroleum, including the selection and compensation of personnel to carry out the purposes hereof. Nothing in this Agreement shall be regarded as creating a partnership relationship among the parties (for tax or other purposes) or allowing any party to create or assume any obligation on behalf of the other party for any purpose whatsoever.

ARTICLE 3

EXCLUSIVITY AND CERTAIN OTHER COVENANTS

3.1 The Syntroleum-Sovereign Joint Venture is established entirely and exclusively in respect of Syntroleum GTL Barge Projects, and unless agreed otherwise by the Parties in writing, during the term of this Agreement, Sovereign shall devote one hundred per cent of its time in obtaining stranded natural gas Contract Areas to supply Syntroleum GTL Barge Projects. Sovereign shall deal exclusively with Syntroleum with respect to the pursuit and acquisition of Contract Areas for Syntroleum GTL Barge Projects and, except as contemplated by this Agreement, Sovereign shall refrain from entering into or pursuing, either directly or indirectly, any negotiations with third parties respecting the acquisition of rights or interests in Contract Areas without the written consent of Syntroleum.

3.2 During the term of this Agreement, except with Syntroleum’s written consent, Sovereign shall refrain from exercising any options to acquire rights or interests in Contract Areas under any other agreements from time to time in effect between Sovereign and its former co-venturers and investors and shall refrain from exercising any other rights under such agreements in a manner inconsistent with Syntroleum’s rights under this Agreement.

3.3 Notwithstanding any language to the contrary appearing in this Agreement, Syntroleum recognizes that Sovereign has limited but ongoing contractual obligations and economic interests in certain oil and gas licenses in West Africa, the Middle East, and in the United States, that predate this Agreement (the “Prior Sovereign

Projects”). A list of the Prior Sovereign Projects is attached as Exhibit ‘E’ to this Agreement and incorporated by reference herein. Syntroleum acknowledges Sovereign’s right and obligation to maintain its interests in the Prior Sovereign Projects and to devote the necessary time and resources to do so, and Sovereign shall not require Syntroleum’s permission to so do provided that Sovereign shall pay its own costs in relation to any Prior Sovereign Projects. By this Agreement, Syntroleum shall not incur any rights or obligations respecting the Prior Sovereign Projects.

3.4 During the term of this Agreement, Syntroleum shall deal exclusively with Sovereign with respect to the types of services provided by Sovereign as contemplated by this Agreement in the pursuit and acquisition of Contract Areas for Syntroleum GTL Barge Projects and, except as contemplated by this Agreement, Syntroleum shall refrain from entering into or pursuing, either directly or indirectly, any services to be provided by Sovereign pursuant to this Agreement from third parties respecting the acquisition of rights or interests in Contract Areas for Syntroleum GTL Barge Projects.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES

4.1 Sovereign hereby represents and warrants to Syntroleum that:

4.1.1 Sovereign is duly formed and validly subsisting in its jurisdiction of formation.

4.1.2 Sovereign has full capacity, power and authority to enter into this Agreement and to perform its obligations hereunder.

4.1.3 Neither the execution nor delivery of this Agreement nor the performance by Sovereign of its obligations hereunder will place the Sovereign in breach of (i) any court order, judgement or arbitral award to which Sovereign is subject, or (ii) any agreement to which Sovereign is a party or is bound.

4.1.4 Sovereign has not, in connection with the transactions contemplated hereby, incurred any obligation for any finder’s fee or brokerage or other commission for which Syntroleum may become liable.

4.1.5 Sovereign and its officers, employees and authorized representatives has not, in connection with the transactions contemplated hereby, made any Improper Payments as they are defined and described in Section 9.1 of this Agreement.

4.2 Syntroleum hereby represents and warrants to Sovereign that:

4.2.1 Syntroleum is duly incorporated and validly subsisting in its jurisdiction of incorporation.

4.2.2 Upon approval by the shareholders of Syntroleum Corporation, Syntroleum has full corporate capacity, power and authority to enter into this Agreement and to perform its obligations hereunder.

4.2.3 Neither the execution nor delivery of this Agreement nor the performance by Syntroleum of its obligations hereunder will place Syntroleum in breach of (i) any court order, judgement or arbitral award to which Syntroleum is subject, or (ii) any agreement to which Syntroleum is a party or is bound.

4.2.4 Syntroleum has not, in connection with the transactions contemplated hereby, incurred any obligation for any finder’s fee or brokerage or other commission for which Sovereign may become liable.

4.2.5 Syntroleum and its officers, employees and authorized representatives has not, in connection with the transactions contemplated hereby, made any Improper Payments as they are defined and described in Section 9.1 of this Agreement.

ARTICLE 5

CONDITIONS

5.1 The obligation of Syntroleum to continue and complete its obligations under this Agreement is subject to satisfaction of the following conditions, which are included for the exclusive benefit of and may be waived only by Syntroleum:

5.1.1 The representations and warranties of Sovereign in this Agreement shall be true and correct in all material respects on the date hereof and throughout the term of this Agreement.

5.1.2 The execution by Sovereign of the Escrow Agreement covering both the JV Fixed Annual Budget and the JV Discretionary Annual Budget.

5.1.3 The unconditional approval of the shareholders of Syntroleum Corporation of the conditional grant of warrants contemplated by this Agreement shall have been obtained on or before May 31, 2004, provided that if such unconditional approvals have not been obtained on or before May 31, 2004, Syntroleum may by Notice delivered to Sovereign on or before May 20, 2004 request an extension of the time for the satisfaction of the conditions contained in this Subsection, and if the Parties mutually agree in writing to such extension on or prior to May 27, 2004, the time for the satisfaction of the conditions contained in this Subsection shall be extended until the date agreed upon by the Parties in such extension agreement.

5.2 The obligation of Sovereign to continue and complete its obligations under this Agreement is subject to satisfaction of the following conditions, which are included for the benefit of and may be waived only Sovereign:

5.2.1 The representations and warranties of Syntroleum in this Agreement shall be true and correct in all material respects on the date hereof and throughout the term of this Agreement.

5.2.2 The execution by Syntroleum of the Escrow Agreement covering both the JV Fixed Annual Budget and the JV Discretionary Annual Budget and the timely funding by Syntroleum of the Escrow Account in accordance with Article 6 and with the Funding Schedules contained in Exhibit ‘A’ and Exhibit ‘B’ incorporated by reference herein.

5.2.3 The unconditional approvals of the chief executive officer and the board of directors of Sovereign, of the transactions contemplated by this Agreement shall have been obtained on or before March 1, 2004; provided that if such unconditional approvals have not been obtained on or before March 1, 2004, Sovereign may by Notice delivered to Syntroleum on or before March 2, 2004 request an extension of the time for the satisfaction of the conditions contained in this Subsection, and if the Parties mutually agree in writing to such extension on or prior to March 9, 2004, the time for the satisfaction of the conditions contained in this Subsection shall be extended until the date agreed upon by the Parties in such extension agreement.

5.2.4 The unconditional approval of the shareholders of Syntroleum Corporation of the conditional grant of warrants contemplated by this Agreement shall have been obtained on or before May 31, 2004, provided that if such unconditional approvals have not been obtained on or before May 31, 2004, Syntroleum may by Notice delivered to Sovereign on or before May 20, 2004 request an extension of the time for the satisfaction of the conditions contained in this Subsection, and if the Parties mutually agree in writing to such extension on or prior to May 27, 2004, the time for the satisfaction of the conditions contained in this Subsection shall be extended until the date agreed upon by the Parties in such extension agreement.

5.3 If, due to the non-fulfillment of any condition included in this Agreement for its benefit, a Party refuses to continue and complete its obligations under this Agreement, such Party shall have no liability to the other Party for refusing to do so; provided, however, that the refusing Party shall have complied with any obligation imposed on it by this Agreement to assist the other Party to satisfy or endeavour to satisfy such condition.

ARTICLE 6

FUNDING AND COMPENSATION

6.1 Syntroleum shall pay to Sovereign the total of the JV Fixed Annual Budget to cover Sovereign’s fixed general and administrative costs for each Contract Year of this Agreement. Syntroleum will deposit the full amount of the JV Fixed Annual Budget funds into the Escrow Account within five (5) days of the execution by the Parties of a mutually acceptable Escrow Agreement with the Bank, and Syntroleum shall again so do on each anniversary of the Effective Date thereafter during the Term of Agreement. The Parties shall negotiate and execute an Escrow Agreement with the Bank and shall, after execution of the Escrow Agreement, attach the Escrow Agreement to this Agreement as Exhibit ‘G’. Said Escrow Agreement shall establish an escrow account (the “Escrow Account”) into which the funds to be deposited by Syntroleum are to be placed.

The Escrow Agreement shall provide that the Bank release to Sovereign upon receipt of a letter from the Parties via wire transfer into Sovereign’s designated bank account the sum equal to one-fourth of the total JV Fixed Annual Budget funds from the Escrow Account. This sum shall be released from the Escrow Account to Sovereign quarterly in advance in accordance with the JV Fixed Annual Budget and Funding Schedule attached to this Agreement as Exhibit ‘B’ and incorporated by reference herein. Syntroleum agrees to execute instruction letters to the Bank as required and demanded by Sovereign to obtain the release of such sums. Syntroleum shall bear the costs of the Escrow Account and any interest paid on the escrowed funds shall be paid to Syntroleum.

6.2 Sovereign shall provide to Syntroleum quarterly operational and planning forecasts (the “Quarterly Plan”) and quarterly compiled financial statements (the “Quarterly Financials”) covering the work performed by Sovereign under this Agreement. Sovereign shall provide the Quarterly Plan to Syntroleum on or before May 1, August 1, November 1, and February 1, of each Contract Year, each being the date that is thirty days in advance of the quarterly funding date of the JV Discretionary Annual Budget. Sovereign shall provide the Quarterly Financials to Syntroleum within thirty days of the completion of each quarter-year for the just-ended quarter of each Contract Year, commencing with the quarter ending May 31, 2004. The Quarterly Financials shall be prepared by an independent certified public accountant appointed by Sovereign and acceptable to both Parties. The Parties agree that all funds paid to Sovereign under the Escrow Agreement shall be accounted for Sovereign’s sole use for performing its obligations under this Agreement and Syntroleum shall bear its own in-house costs in pursuing Contract Areas, e.g., in executing its own feasibility studies, conducting sales and negotiating trips, legal fees, and the like, independent of the JV Annual Budgets.

6.3 Syntroleum shall pay to Sovereign the JV Discretionary Annual Budget under the terms and conditions described in Section 6.4 below, to cover Sovereign’s discretionary out-of-pocket business costs incurred in accordance with the Quarterly Plan for each Contract Year of this Agreement. Syntroleum shall continue to fund the Escrow Account thereafter at timely intervals so as to maintain at all times the discretionary funds required by Sovereign to conduct the work and pay the financial obligations incurred for each approved Quarterly Plan, except as otherwise provided in Article 8.

6.4 The Parties have agreed on the initial estimate of the JV Discretionary Annual Budget as shown in the attached Exhibit ‘A’ incorporated by reference herein and Syntroleum shall deposit funds in the amount equal to the sum of the first two quarterly payments (being four hundred two thousand dollars ($402,000.00)) into the Escrow Account within five (5) days of the execution of a mutually acceptable Escrow Agreement with the Bank and Syntroleum and Sovereign shall immediately instruct the Bank to release to Sovereign the discretionary funds for the first quarter of the first Contract Year in the amount of $201,000.

6.4.1 The Parties shall meet once per quarter thereafter (but not less than 15 days prior to the end of the then current budget quarter) and agree on adjustments, if any, to be made to the JV Discretionary Annual Budget for the upcoming quarter Contract Year based on the approved Quarterly Plan. Syntroleum shall then deposit a sum sufficient to fund the agreed amount of the discretionary funds for the next quarter into the Escrow Account within ten (10) days of the meeting in which the revised JV Discretionary Annual

Budget was approved. At each budget meeting, Sovereign and Syntroleum shall agree on the amount to be withdrawn from the Escrow Account pursuant to this paragraph for costs to be incurred in the period prior to the next budget meeting. Syntroleum and Sovereign will thereupon instruct the Bank to release to Sovereign the agreed sum from the Escrow Account.

6.5 The Parties shall conduct management meetings monthly. At such management meetings Sovereign shall make progress reports and the Parties shall consult together to define the objectives to be pursued by Sovereign during the upcoming month and to agree on the Contract Area or Areas to be reviewed and/or acquired. Either Sovereign or Syntroleum or both shall propose prospective Contract Areas for pursuit and acquisition, as well as other forms of activity. The Parties shall designate each prospective Contract Area as a “Sovereign Contract Area” or as a “Syntroleum Partner Contract Area” or as an “Excluded Area” for purposes of determining the Sovereign Incentive Compensation under Sections 6.6 and 6.7 below and shall add the Contract Areas so designated to the Schedule of Contract Areas provided in Exhibit F to this Agreement and incorporated by reference herein.

6.5.1 A “Sovereign Contract Area” shall be an Open Acreage Contract Area or Contract Area proposed by Sovereign that is accepted by Syntroleum and that is listed by mutual agreement in Exhibit F to this Agreement and incorporated by reference herein.

6.5.2 A “Syntroleum Partner Contract Area” is defined to be a Contract Area (i) for which Syntroleum initiated negotiations and/or acquired an Option Interest or Participating Interest prior to this Agreement (which shall be listed by mutual agreement in Exhibit ‘F’) or (ii) proposed by Syntroleum and that is accepted by Sovereign and listed by mutual agreement in Exhibit ‘F’ to this Agreement and incorporated by reference herein. The Parties agree that for any Syntroleum Partner Contract Area Sovereign may only earn incentive compensation pursuant to Section 6.7, and, only in the case of Sanaga Sud Field, Cameroon, Sovereign may only earn incentive compensation pursuant to Section 6.7.2.

6.5.3 Unless a Contract Area is excluded by mutual agreement (an “Excluded Area”), the Parties agree that all Contract Areas in which Syntroleum obtains a Syntroleum Contract Area Interest arising from this Agreement shall be either a Sovereign Contract Area or a Syntroleum Partner Contract Area.. Areas that are excluded by mutual consent will be listed in Exhibit ‘F’ to this Agreement under the heading “Excluded Areas”. In general, the Parties shall name a Contract Area an Excluded Area if (i) Syntroleum does not intend to obtain a Syntroleum Contract Area Interest in such Contract Area or (ii) Syntroleum obtains a Syntroleum Contract Area Interest in the Contract Area, subject to the provisions of Section 3.4, without the involvement of Sovereign. Each area listed on Exhibit ‘F’ shall be initialled by authorized representatives of both Parties.

6.5.4 The Parties contemplate that when Syntroleum obtains a Syntroleum Option Interest or a Syntroleum Participating Interest in a Contract Area, Sovereign will undertake marketing activities on Syntroleum’s behalf to secure a third party assignee or transferee for its interests in each Contract Area from among companies active in the international oil and gas industry (referred to hereafter as “Industry Partner”). Syntroleum may also at other times elect to seek an Industry Partner to participate in its Syntroleum GTL Barge Projects. The Parties agree that Sovereign will assist Syntroleum in its quest for Industry Partners and agree that when Syntroleum obtains an Industry Partner in each of its Syntroleum GTL Barge Projects Sovereign will earn incentive compensation, as provided in Section 6.6.2 and Section 6.7.2. In performing the work of seeking an Industry Partner or Industry Partners for a Sovereign Contract Area, Sovereign shall regularly consult with Syntroleum and the Parties shall agree on the terms and conditions of sale for any Syntroleum Option Interest or Syntroleum Participating Interest.

6.6 For each Sovereign Contract Area, the Parties agree that Sovereign shall receive the following incentive compensation:

6.6.1 Upon the date of execution by Syntroleum of an agreement to acquire a Syntroleum Contract Area Interest in a Sovereign Contract Area (hereafter referred to as the “Acquisition Date”), Syntroleum shall issue to Sovereign warrants to purchase twenty-five thousand (25,000) shares of Syntroleum Common

Stock at the Exercise Price, as defined below, exercisable (a) from the date that is the later of either (i) the date of Syntroleum Corporation shareholder approval of this Agreement; or, (ii) the Acquisition Date, (b) until the date that is five years after the Acquisition Date.

6.6.2 Upon the later to occur of either (i) the date of execution by Syntroleum of an agreement with one or more Industry Partners for such Industry Partner(s) to acquire from Syntroleum an Option Interest or Participating Interest in a Sovereign Contract Area; or, (ii) the date of execution of an agreement by Syntroleum and one or more Industry Partners to acquire together an Option Interest or a Participating Interest in a Sovereign Contract Area (such later date being herein defined as the “Partner Date”), Syntroleum shall on the Partner Date provide by payment, assignment and/or issuance to Sovereign the following:

6.6.2.1 One third (1/3) of any cash bonus and/or one third (1/3) of any Overriding Royalty Interest that each Industry Partner has agreed to pay to Syntroleum as consideration for acquiring its interest in the Sovereign Contract Area, plus, warrants to purchase twenty-five thousand (25,000) shares of Syntroleum Common Stock at the Exercise Price, as defined below, exercisable (a) from the later of either (i) the date of Syntroleum Corporation shareholder approval of this Agreement; or, (ii) the Partner Date, (b) until the date that is five years after the Partner Date; provided, however, if an Industry Partner has agreed to pay a cash bonus and/or Overriding Royalty Interest and Syntroleum elects to reduce the cash bonus or Overriding Royalty Interest received from such Industry Partner in exchange for other consideration from such Industry Partner, Syntroleum and Sovereign shall mutually agree that either (A) Sovereign shall receive its one-third share of the cash bonus and/or Overriding Royalty Interest as if Syntroleum had not reduced the cash bonus or Overriding Royalty Interest as provided above, or (B) Sovereign shall receive the incentive compensation provided for in Section 6.6.2.2. For purposes of clarification, it is the intent of the Parties with respect to the foregoing, that any decision by Syntroleum to forego its share of the cash bonus and Overriding Royalty Interest will not reduce the Sovereign one-third share of the cash bonus and Overriding Royalty Interest the Industry Partner had agreed to pay; or

6.6.2.2 In the event that the Industry Partner(s) in aggregate did not provide to Syntroleum an Overriding Royalty Interest as part of the consideration for its or their acquisition of its or their interest in the Sovereign Contract Area, warrants to purchase twenty-five thousand (25,000) shares of Syntroleum Common Stock at the Exercise Price, as defined below, exercisable (a) from the later of either (i) the date of Syntroleum Corporation shareholder approval of this Agreement; or, (ii) the Partner Date, (b) until the date that is five years after the Partner Date, plus, upon the date of first production of Hydrocarbons from the Sovereign Contract Area by Syntroleum or the Industry Partner(s) (“First Production Date”), warrants to purchase fifty thousand (50,000) shares of Syntroleum Common Stock at the Exercise Price, as defined below, exercisable from the First Production Date until five years after the First Production Date.

6.7 For each Syntroleum Partner Contract Area, the Parties agree that Sovereign shall receive the following incentive compensation:

6.7.1 Upon the date of execution by Syntroleum of an agreement to acquire a Syntroleum Contract Area Interest in a Syntroleum Contract Area (the “Syntroleum Acquisition Date”), Syntroleum shall issue to Sovereign warrants to purchase twelve thousand five hundred (12,500) shares of Syntroleum Common Stock at the Exercise Price, as defined below, exercisable (a) from the later of (i) the date of Syntroleum Corporation shareholder approval of this Agreement or (ii) the Syntroleum Acquisition Date, (b) until five years after the Syntroleum Acquisition Date.

6.7.2 Upon the later to occur of either (i) the date of execution by Syntroleum of an agreement with one or more Industry Partners for such Industry Partner(s) to acquire an Option Interest or Participating Interest in the Syntroleum Contract Area; or, (ii) the date of execution by Syntroleum and one or more Industry Partners of an agreement for Syntroleum and such Industry Partner(s) to acquire an Option Interest or Participating Interest in a Syntroleum Contract Area (such later date being herein defined as the

“Syntroleum Partner Date”), Syntroleum shall issue to Sovereign warrants to purchase twelve thousand five hundred (12,500) shares of Syntroleum Common Stock at the Exercise Price, as defined below, exercisable (a) from the later of (i) the date of Syntroleum Corporation shareholder approval of this Agreement or (ii) the Syntroleum Partner Date, (b) until five years after the Syntroleum Partner Date.

6.8 For purposes of Sections 6.6 and 6.7, the “Exercise Price” shall be defined and determined as follows:

6.8.1 For all Option Interests or Participating Interests in Contract Areas acquired during the first Contract Year of this Agreement, the Exercise Price for all warrants issued to Sovereign attributable to such Contract Areas is the closing per share sale price of Syntroleum Common Stock on the date this Agreement is $6.40;

6.8.2 For all Option Interests or Participating Interests in Contract Areas acquired during any subsequent Contract Year of this Agreement, the Exercise Price for all warrants issued to Sovereign attributable to such Contract Areas is the closing per share sale price of Syntroleum common stock on the first trading day during such Contract Year of the stock exchange on which Syntroleum lists its common stock. The Exercise Price shall never be below the par value of Syntroleum Common Stock.

6.9 Upon Syntroleum Corporation shareholder approval of this Agreement, Syntroleum shall issue to Sovereign warrants to purchase fifty thousand (50,000) shares of Syntroleum Common Stock at an exercise price equal to $6.40, exercisable from the date of the Syntroleum Corporation shareholder approval of this Agreement until five years from the date of Syntroleum Corporation shareholder approval of this Agreement. Syntroleum shall immediately provide written notice to Sovereign of the date of the Syntroleum Corporation shareholder approval of this Agreement.

6.10 Upon and as a condition to each issuance of warrants to Sovereign pursuant to this Agreement, Syntroleum Corporation and Sovereign shall execute a Warrant Agreement in the form attached to this Agreement and incorporated by reference herein as Exhibit ‘C’ covering said issuance. In addition, upon the issuance of warrants pursuant to this Agreement Syntroleum Corporation and Sovereign shall execute a Registration Rights Agreement in the form attached to this Agreement and incorporated by reference herein as Exhibit ‘D’ covering said issuance. The Parties agree that the Registration Rights Agreement for the warrants to be issued pursuant to Section 6.9 shall include in Sections 2.1(b) and (c) a requirement that Syntroleum shall file a registration statement within sixty (60) days of the issuance of said warrants.

6.11 All Sovereign Incentive Compensation received by Sovereign prior to the termination of this Agreement, whether in the form of warrants for the purchase of Syntroleum stock, cash and/or Overriding Royalty Interests, shall survive the termination of this Agreement. For the duration of each Syntroleum GTL Barge Project Syntroleum shall provide Sovereign with an annual statement of net and gross Hydrocarbons and produced and sold from each Contract Area in which Sovereign has earned an Overriding Royalty Interest, and the sales prices received and approved by the host Government for the Hydrocarbons produced, in a form that will enable Sovereign to readily calculate its lawful share of Hydrocarbon sales proceeds attributable to its ORRI percentage. Sovereign shall have the right to audit the Hydrocarbon production records pertaining to each Contract Area in which Sovereign has earned an Overriding Royalty Interest at its own cost upon reasonable Notice to Syntroleum.

6.12 The Parties agree that no more than 2,000,000 shares of Syntroleum Common Stock shall be issuable upon exercise of warrants issued pursuant to this Agreement.

ARTICLE 7

TAXES AND WITHHOLDINGS

7.1 Sovereign shall be individually responsible for the payment of any income, value added and other taxes assessed by the taxing authorities of the United States of America or any other country having or claiming tax jurisdiction over Sovereign on any payments earned or received by Sovereign under the provisions of this

Agreement. Sovereign agrees to protect, indemnify, and hold Syntroleum safe and harmless from and against any such levies or assessments made by any such country against Sovereign or Syntroleum by reason of alleged nonpayment by Sovereign of income and other taxes.

7.2 Syntroleum agrees to protect, indemnify, and hold Sovereign safe and harmless from and against any such levies or assessments made by the United States of America or any other country against Sovereign by reason of alleged nonpayment by Syntroleum of income and other taxes on any payments made, earned or received by Syntroleum under the terms of this Agreement.

ARTICLE 8

TERM AND TERMINATION

8.1 This term of this Agreement (“Term of Agreement”) shall be for successive one year periods from March 1, 2004 unless terminated in accordance with any of the provisions of this Article 8:

8.1.1 This Agreement shall terminate upon a unanimous decision of the Parties to terminate this Agreement.

8.1.2 This Agreement may be terminated on Notice from one Party to other Party if such other Party is not in compliance in any material respect with any of its obligations under this Agreement (including but not limited to, for greater certainty, Syntroleum’s payment obligations to Sovereign or Sovereign’s obligations to comply with Article 9); provided that the Party seeking to terminate this Agreement shall have first provided at least thirty (30) days’ Notice of non-compliance to the Party not in compliance and such Party shall have failed to completely remedy such non-compliance within the thirty (30) day period.

8.1.2.1 Notwithstanding any language to the contrary anywhere else in this Agreement, Syntroleum may not unilaterally suspend or cancel the Escrow Agreement or otherwise withhold or withdraw from the Escrow Account the funds for the JV Fixed Annual Budget that are due and payable to Sovereign under the Escrow Agreement except in the event of a finding to that effect by an arbitration tribunal conducted in accordance with Article 13.

8.1.2.2 Notwithstanding any language to the contrary anywhere else in this Agreement, if either Party terminates this Agreement Syntroleum shall thereafter continue to be obligated to pay to Sovereign timely any funds pertaining to the JV Discretionary Annual Budget that were previously approved by Syntroleum pursuant to Section 6.3 and Section 6.4 which have been contracted by Sovereign to be paid to a third party prior to either Party’s notice of termination, except in the event of a contrary finding to that effect by an arbitration tribunal conducted in accordance with Article 13.

8.1.2.3 Notwithstanding any language to the contrary anywhere else in this Agreement, Syntroleum shall be liable and shall indemnify and hold Sovereign harmless for the payment in full of all financial obligations incurred by Sovereign that are conformable with the performance of Sovereign’s reasonable duties under this Agreement and that are in amounts within the approved JV Discretionary Annual Budget and the JV Fixed Annual Budget except in the event of a contrary finding to that effect by an arbitration tribunal conducted in accordance with Article 13.

8.1.3 Syntroleum shall have the right to terminate this Agreement at any time without cause by providing Sovereign fifteen (15) days prior written notice. In the event Syntroleum terminates this Agreement pursuant to this Section 8.1.3 Sovereign shall have the right to draw any monies remaining in the Escrow Account attributable to the JV Fixed Annual Budget previously agreed pursuant to Section 6.1. Syntroleum shall have the right to withdraw from the Escrow Account any monies in the Escrow Account attributable to the JV Discretionary Annual Budget previously approved pursuant to Section 6.3 and Section 6.4 that have not been contracted by Sovereign to be paid to a third party prior to Syntroleum’s notice of termination, and Syntroleum shall allow Sovereign adequate time to settle such third-party contracted obligations before withdrawing the remaining discretionary monies from the Escrow Account.

8.1.3.1 In the event that during any time period after the termination of the Agreement pursuant to this Section 8.1.3 for which monies have been paid into the Escrow Account pursuant to the JV Fixed Annual Budget and Sovereign enters into an agreement with a third party from whom incentive compensation is received by Sovereign which would have been shared with Syntroleum under Section 6.6.2 if this Agreement had not been terminated, such compensation shall be shared 50% for each Party until such time that Syntroleum recoups therefrom the monies Syntroleum paid to Sovereign under the JV Fixed Annual Budget attributable to the period after the termination of this Agreement. After Syntroleum has recouped the monies Syntroleum paid under the JV Fixed Annual Budget attributable to the period after the termination of this Agreement, Sovereign shall retain one hundred percent of any other compensation received by it.

8.1.4 Sovereign shall have the right to terminate this Agreement at any time without cause by providing Syntroleum fifteen (15) days prior written notice. In the event Sovereign terminates this Agreement pursuant to this Section 8.1.4 Syntroleum shall have the right to withdraw from the Escrow Account any monies in the Escrow Account attributable to both the JV Fixed Annual Budget and the JV Discretionary Annual Budget previously approved pursuant to Section 6.3 and Section 6.4 which have not been contracted by Sovereign to be paid to a third party prior to Sovereign’s notice of termination.

8.1.5 Either Party may terminate this Agreement by giving written notice on or before December 1 of the then current Contract Year to the other Party that the Agreement shall terminate on the following March 1. Upon receipt of such prior written notice from Syntroleum, Sovereign shall be free to seek other joint venture partners to succeed Syntroleum upon termination, but shall otherwise continue its work under this Agreement within the constraints established by the available discretionary budget funds paid to Sovereign by Syntroleum. Absent such notice by either Party by December 1, the Parties will be deemed to have renewed this Agreement for an additional Contract Year, to commence on the anniversary of the Effective Date, and both Parties shall then be liable and subject to all of the terms and conditions of this Agreement.

8.2 Termination of this Agreement shall be without prejudice to any rights or obligations of the Parties that have accrued as of the date of such termination.

8.3 Following termination of this Agreement Sovereign shall be free to pursue and obtain interests in any Contract Area excepting only those Contract Areas that were pursued by the Parties during the Term of Agreement and that are taken or continued under active negotiation by Syntroleum within the one year period following the date of termination of the Agreement pursuant to obtaining a Syntroleum Participating Interest. Sovereign shall retain the rights to all electronic and hardcopy work products that it generates in the conduct of its work under this Agreement, but shall provide to Syntroleum copies of same for the cost of reproduction upon written request received within three months of termination.

8.4 Upon termination of this Agreement Sovereign shall be entitled to purchase at the then current fair market price any furnishings, equipment, hardware, or software obtained for Sovereign’s use with discretionary funds provided by Syntroleum under an approved budget during the term of this Agreement. The fair market price shall be established by arms-length bids from a minimum of three buyer/appraisers, in which the high and low bids are disregarded and the middle bid, or the arithmetic average of the middle bids (if more than one) is calculated to be the fair market price.

8.5 Notwithstanding termination of this Agreement, the Parties shall remain bound by the obligations of Section 8.1.3, Section 6.11 and Articles 7, 11, 12, 13, 16, and 17.

ARTICLE 9

IMPROPER PAYMENTS

9.1 Each Party warrants that it and its Affiliates have not made, offered, or authorized and will not make, offer, or authorize with respect to the matters which are the subject of this Agreement, any payment, gift, promise or other advantage, whether directly or through any other person or entity, to or for the use or benefit of any public official (i.e., any person holding a legislative, administrative or judicial office, including any person employed by or acting on behalf of a public agency, a public enterprise or a public international organization) or any political party or political party official or candidate for office, where such payment, gift, promise or advantage would violate the applicable laws of the United States of America or of any other country in which the Parties are together in business. Each Party shall defend, indemnify and hold the other Party harmless from and against any and all claims, damages, losses, penalties, costs and expenses arising from or related to, any breach by such first Party of such warranty. Such indemnity obligation shall survive termination or expiration of this Agreement. Each Party shall in good time (i) respond in reasonable detail to any notice from any other Party reasonably connected with the above-stated warranty; and (ii) furnish applicable documentary support for such response upon request from such other Party.

9.2 Each Party agrees to (i) maintain adequate internal controls; (ii) properly record and report all transactions; and (iii) comply with the laws referred to in Section 9.1 above. Each Party must rely on the other Party’s system of internal controls and on the adequacy of full disclosure of the facts, and of financial and other data provided under this Agreement. No Party is in any way authorized to take any action on behalf of the other Party that would result in an inadequate or inaccurate recording and reporting of assets, liabilities or any other transaction, or which would put such Party in violation of its obligations under the laws applicable to this Agreement. Each Party, at its own expense and upon providing reasonable notice to the other Party, shall have the right to audit the books and records of the other Party to the extent necessary to verify compliance with the provisions of this Section.

ARTICLE 10

ASSIGNMENT

10.1 Syntroleum may assign or transfer all or any part of its rights and obligations under this Agreement without the consent of, but on Notice to, Sovereign; provided, however, that such assignees or transferees shall first have agreed in writing to assume the Sovereign Incentive Compensation and other performance obligations of Syntroleum under this Agreement. As a further condition of its right of assignment, Syntroleum shall immediately provide to Sovereign true copies of all executed agreements documenting the transfer to and acceptance of its obligations by an assignee or transferee.

10.2 Except as provided below, Sovereign may freely assign or transfer all or any part of the Sovereign Incentive Compensation under this Agreement without the consent of, but on Notice to, Syntroleum. As to the warrants of Syntroleum Common Stock, Sovereign may direct Syntroleum to issue the warrants directly to employees and officers of Sovereign rather than to Sovereign. As a further condition of its right of assignment, Sovereign shall immediately provide to Syntroleum true copies of all executed agreements documenting the transfer of the Sovereign Compensation to an assignee or transferee. Sovereign may not assign or transfer its performance obligations under this Agreement to a third party without the prior written approval of Syntroleum, which consent shall not be unreasonably withheld for a technically and financially qualified prospective assignee.

ARTICLE 11

INDEMNITY AND INSURANCE

11.1 SOVEREIGN SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS SYNTROLEUM, ITS RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS HARMLESS FROM ANY LOSSES, LIABILITIES, DAMAGES, DEMANDS, SUITS, CLAIMS, FINES, EXPENSES OR COSTS (INCLUDING BUT NOT LIMITED TO, REASONABLE ATTORNEY’S FEES) ATTRIBUTABLE TO THE DEATH, ILLNESS OR INJURY OF ANY SOVEREIGN EMPLOYEE, OFFICER, DIRECTOR OR CONSULTANT REGARDLESS WHETHER THE LOSSES, LIABILITIES, DAMAGES (INCLUDING BUT NOT LIMITED TO ACTUAL,

CONSEQUENTIAL, NON-ECONOMIC AND PUNITIVE), DEMANDS, SUITS, CLAIMS, FINES, EXPENSES OR COSTS ARISE DIRECTLY OR INDIRECTLY FROM A PRE-EXISTING DEFECT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL FAULT OF SYNTROLEUM, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, OR CONTRACTORS OR THAT OF ITS AFFILIATES.

11.2 SYNTROLEUM SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS SOVEREIGN, ITS RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS HARMLESS FROM ANY LOSSES, LIABILITIES, DAMAGES, DEMANDS, SUITS, CLAIMS, FINES, EXPENSES OR COSTS (INCLUDING BUT NOT LIMITED TO, REASONABLE ATTORNEY’S FEES) ATTRIBUTABLE TO THE DEATH, ILLNESS OR INJURY OF ANY SYNTROLEUM EMPLOYEE, OFFICER, DIRECTOR OR CONSULTANT REGARDLESS WHETHER THE LOSSES, LIABILITIES, DAMAGES (INCLUDING BUT NOT LIMITED TO ACTUAL, CONSEQUENTIAL, NON-ECONOMIC AND PUNITIVE), DEMANDS, SUITS, CLAIMS, FINES, EXPENSES OR COSTS ARISE DIRECTLY OR INDIRECTLY FROM A PRE-EXISTING DEFECT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL FAULT OF SOVEREIGN, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, OR CONTRACTORS OR THAT OF ITS AFFILIATES.

11.3 SYNTROLEUM SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS SOVEREIGN, ITS RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS HARMLESS FROM ANY LOSSES, LIABILITIES, DAMAGES (INCLUDING BUT NOT LIMITED TO ACTUAL, CONSEQUENTIAL, NON-ECONOMIC AND PUNITIVE), DEMANDS, SUITS, CLAIMS, FINES, EXPENSES OR COSTS (INCLUDING BUT NOT LIMITED TO, REASONABLE ATTORNEY’S FEES) WHATSOEVER, ARISING FROM OR RELATING TO PRODUCT LIABILITY CLAIMS, ENVIRONMENTAL CLAIMS (SURFACE AND SUB-SURFACE, PERSONS OR PROPERTY), OR INTELLECTUAL PROPERTY INFRINGEMENT CLAIMS RELATED TO OR ATTRIBUTABLE TO THE SYNTROLEUM PROPRIETARY GAS-TO-LIQUIDS (GTL) SYNTHETIC FUELS PROCESS OR TO A SYNTROLEUM GTL BARGE PROJECT AND, WITHOUT LIMITATION, ANY ASSOCIATED PRODUCT, ENVIRONMENTAL DAMAGE (WHETHER TO PERSONS OR PROPERTY), OR INTELLECTUAL PROPERTY RIGHTS INFRINGEMENT.

11.4 SYNTROLEUM SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS SOVEREIGN, ITS RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS HARMLESS FROM ANY LOSSES, LIABILITIES, DAMAGES (INCLUDING BUT NOT LIMITED TO ACTUAL, CONSEQUENTIAL, NON-ECONOMIC AND PUNITIVE), DEMANDS, SUITS, CLAIMS, FINES, EXPENSES OR COSTS (INCLUDING BUT NOT LIMITED TO, REASONABLE ATTORNEY’S FEES) OWED TO GOVERNMENTS OR OTHER THIRD PARTIES WHATSOEVER ARISING FROM OR RELATED TO THE NONPERFORMANCE OR IMPROPER PERFORMANCE OF SYNTROLEUM’S CONTRACTUAL OBLIGATIONS PERTAINING TO A CONTRACT AREA OBTAINED OR ENTERED INTO UNDER THIS AGREEMENT.

11.5 Each Party shall procure the following types of insurance:

a. Workers’ Compensation as required by state laws.

b. Employer’s Liability insurance with limits of not less than $500,000.00.

c. Comprehensive General Liability Insurance including Products/Completed Operations coverage and Contractual Liability Insurance with limits of not less than $1,000,000.00 per occurrence and aggregate for Bodily Injury, and $1,000,000.00 per occurrence and aggregate for Property Damage.

d. Comprehensive Automobile Liability Insurance with coverage for all owned, hired, and non-owned vehicles with limits of not less than $100,000.00 per each person and $300,000.00 per each occurrence for Bodily Injury and $100,000.00 per each occurrence for Property Damage.

Each Party shall have its insurers waive subrogation as against the other Party. To the extent of the risks and indemnities being assumed by a Party pursuant to this Article 11, such Party shall name the other Party as an additional assured on its policies acquired pursuant to Section 11.5 (c) and (d) above.

ARTICLE 12

CONFIDENTIALITY

12.1 For the purposes of this Article 12, “Confidential Information” shall mean:

12.1.1 the terms and conditions of this Agreement;

12.1.2 information and documentation disclosed to one Party by the other Party which it marks as confidential or instructs the other Party verbally as being confidential. In the event that the disclosing Party verbally instructs the receiving Party that information or documentation is confidential it shall confirm in writing such instructions within five (5) days of such instruction.

12.2 Confidential Information shall be held confidential by the Parties and shall not be divulged in any way to any third party by either Party except as may be permitted by this Agreement or with the prior written consent of the other Party; provided that either Party may, without such consent, disclose such terms as follows:

12.2.1 Provided that a Party shall be responsible and liable for any non-compliance by the following persons and entities with the provisions of this Article 12, such Party may disclose Confidential Information to:

12.2.1.1 its employees, directors and officers or those of its Affiliates;

12.2.1.2 any outside professional consultants;

12.2.1.3 in the case of Syntroleum, any bona fide prospective assignee or transferee of all or any portion of a Syntroleum Option Interest or Syntroleum Participating Interest or Syntroleum Overriding Royalty Interest in a Contract Area, or, of all or any portion of Syntroleum’s rights or obligations under this Agreement; provided that such assignee or transferee shall first have executed an undertaking of confidentiality in form substantially similar to the then most current version of the Association of International Petroleum Negotiators Model Form Confidentiality Agreement; and

12.2.1.4 in the case of Sovereign, any bona fide prospective assignee or transferee of all or any portion of a Sovereign Overriding Royalty Interest or other form of Sovereign ownership rights in a Contract Area earned in accordance with this Agreement, or, of all or any portion of Sovereign’s rights or obligations under this Agreement; provided that such assignee or transferee shall first have executed an undertaking of confidentiality in form substantially similar to the then most current version of the Association of International Petroleum Negotiators Model Form Confidentiality Agreement.

12.2.2 Confidential Information may also be disclosed by a Party:

12.2.2.1 to the extent required by any applicable laws or regulations or the requirements of any recognized stock exchange in compliance with its rules and regulations;

12.2.2.2 to the Government or any agency of any government lawfully requesting such information;

12.2.2.3 to any court of competent jurisdiction, or arbitral tribunal under Article 13, acting in pursuance of its powers;

12.2.2.4 to the extent required in order to exercise any rights or fulfil any obligations under this Agreement; and

12.2.2.5 to the extent required, in the opinion of the disclosing Party, in connection with proceedings under Article 13.

12.2.3 The Parties’ obligation under this Agreement to keep confidential the Confidential Information referred to in this Article 12 shall terminate two years from the date of termination of this Agreement.

ARTICLE 13

GOVERNING LAW AND DISPUTE RESOLUTION

13.1 The substantive law of Texas, without regard to any conflicts of laws principles that could require application of any other law, shall govern the interpretation of this Agreement and any dispute, controversy, or claim (collectively, a “Dispute”) arising out of, relating to, or in any way connected with this Agreement, including, without limitation, the existence, validity, performance, breach, or termination thereof. Notwithstanding the foregoing, the Parties intend that no provision of this Agreement shall, by virtue of the Contracts (Rights of Third Parties) Act 1999 confer any benefit on, or be enforceable by, any person or entity which is not a party to this Agreement.

13.2 Any Dispute arising out of, relating to, or in any way connected with this Agreement, including, without limitation, the existence, validity, performance, breach or termination thereof, shall be settled by final and binding arbitration in accordance with the International Arbitration Rules of the American Arbitration Association (2001). The appointing authority (the “Appointing Authority”) shall be the International Centre for Dispute Resolution or other appointing authority as agreed by the Parties.

13.3 The seat of the arbitration shall be Houston, Texas.

13.4 The arbitration shall be conducted by three arbitrators, unless all parties to the Dispute agree to a sole arbitrator within thirty (30) days after the filing of the arbitration. For greater certainty, for purposes of this Section, the filing of the arbitration means the date on which the claimant’s request for arbitration is received by the other parties to the Dispute.

13.5 If the arbitration is to be conducted by a sole arbitrator, then the arbitrator will be jointly selected by the parties to the Dispute. If the parties to the Dispute fail to agree on the arbitrator within thirty (30) days after the filing of the arbitration, then the Appointing Authority shall appoint the arbitrator.

13.6 If the arbitration is to be conducted by three arbitrators, then each party to the Dispute shall appoint one arbitrator within thirty (30) days of the filing of the arbitration, and the two arbitrators so appointed shall select the presiding arbitrator within thirty (30) days after the latter of the two arbitrators has been appointed by the parties to the Dispute. If a party to the Dispute fails to appoint its party-appointed arbitrator or if the two party-appointed arbitrators cannot reach an agreement on the presiding arbitrator within the applicable time period, then the Appointing Authority shall appoint the remainder of the three arbitrators not yet appointed.

13.7 If the Parties initiate multiple arbitration proceedings, the subject matters of which are related by common questions of law or fact and which could result in conflicting awards or obligations, then all such proceedings may be consolidated into a single arbitral proceeding.

13.8 The arbitration proceedings shall be conducted in the English language and the arbitrators shall be fluent in the English language.

13.9 The award of the arbitral tribunal shall be final and binding and shall include findings of fact and conclusions of law. Judgment on the award of the arbitral tribunal may be entered and enforced by any court of competent jurisdiction.

13.10 All notices required for any arbitration proceeding shall be deemed properly given if sent in accordance with Article 14.

13.11 All arbitrators shall be and remain at all times wholly impartial, and, once appointed, no arbitrator shall have any ex parte communications with any of the parties to the Dispute concerning the arbitration or the underlying Dispute other than communications directly concerning the selection of the presiding arbitrator, where applicable.

13.12 Any party to the Dispute may apply to a court for interim measures including, but not limited to, injunctions, attachments and conservation orders (i) prior to the constitution of the arbitral tribunal (and thereafter as necessary to enforce the arbitral tribunal’s rulings); or (ii) in the absence of the jurisdiction of the arbitral tribunal to rule on interim measures in a given jurisdiction. The Parties agree that seeking and obtaining such interim measures shall not waive the right to arbitration. The arbitrators (or in an emergency the presiding arbitrator acting alone in the event one or more of the other arbitrators is unable to be involved in a timely fashion) may grant interim measures including injunctions, attachments and conservation orders in appropriate circumstances, which measures may be immediately enforced by court order. Hearings on requests for interim measures may be held in person, by telephone, by videoconference or by other means that permit the parties to the Dispute to present evidence and arguments.

13.13 The arbitral tribunal is authorized to award costs and attorneys’ fees and to allocate them between the parties to the Dispute. The costs of the arbitration proceedings, including attorneys’ fees, shall be borne in the manner determined by the arbitral tribunal, but in the absence of a finding of egregious breach of contract against a Party to the arbitration proceedings by the arbitral tribunal, the Parties shall bear their own costs and attorney’s fees arising from the arbitration proceedings.

13.14 The award may include interest, as determined by and at the rate set by the arbitral award, from the date of any default or other breach of this Agreement until the arbitral award is paid in full.

13.15 The arbitral award shall be made and payable in United States dollars, free of any tax or other deduction. The arbitral award shall bear interest at the then current LIBOR rate on the date of the arbitral award plus two per cent (LIBOR + 2%), compounded monthly on the unpaid balance of the principal, until the arbitral award is paid in full.

13.16 The Parties waive their rights to claim or recover, and the arbitral tribunal shall not award, any punitive, multiple, or other exemplary damages (whether statutory or common law) except to the extent such damages have been awarded to a third party and are subject to allocation between or among the parties to the Dispute.

13.17 To the extent permitted by law, any right to appeal or challenge any arbitral decision or award, or to oppose enforcement of any such decision or award before a court or any governmental authority, is hereby waived by the Parties except with respect to the limited grounds for modification or non-enforcement provided by any applicable arbitration statute or treaty.

ARTICLE 14

NOTICES

14.1 Notices required or permitted to be given under this Agreement shall be addressed or sent in accordance with the receiving Party’s address information set forth below and be delivered by (1) hand, (2) courier, or (3) facsimile which provides confirmation of receipt of complete transmission. A Party may change its address information by sending a notice to the other Party. Such notices shall be effective if delivered by hand or courier, at the time of delivery, or if delivered by facsimile, on the first day at the recipient’s address following the date of complete transmission.

14.2 Address of Sovereign:

Sovereign Oil & Gas Company II LLC

3555 Timmons Lane, Suite 1150

Houston, Texas 77027

U.S.A.

Attention         President

Facsimile:         (713) 961-0185

14.3 Address of Syntroleum:

Syntroleum International Corporation

4322 South 49th West Avenue

Tulsa, OK 74107 USA

Attention:         President

Facsimile:         (918) 592-7979

ARTICLE 15

ANNOUNCEMENTS

15.1 A Party shall not make any press release or other public announcement concerning this Agreement unless the text of such press release or announcement has been approved in writing by the other Party; provided that such approvals shall not be required if and to the extent such press release or announcement is made in order to comply with any laws, rules or regulations of any government, securities or similar commissions or stock exchanges to which the Party making the press release or announcement is subject.

ARTICLE 16

REMEDIES CUMULATIVE

16.1 The rights and remedies of the Parties under this Agreement are cumulative and in addition to and not in substitution for any rights or remedies provided by law or equity. Any exercise by a Party of any right or remedy for breach of any provision of this Agreement shall not waive or prejudice any other right or remedy to which such Party may be lawfully entitled in respect of such breach.

ARTICLE 17

CERTAIN DAMAGES EXCLUDED

17.1 Notwithstanding anything to the contrary in this Agreement, neither Party shall be liable in an action initiated by one against the other for special, indirect or consequential damages resulting from or arising out of this Agreement, including, without limitation, loss of profit or business interruptions, however same may be caused.

ARTICLE 18

AMENDMENTS

18.1 This Agreement shall only be amended or modified by an agreement in writing signed by each of the Parties and specifically referring to this Agreement.

ARTICLE 19

ENTIRE AGREEMENT

19.1 This Agreement constitutes the entire agreement between the Parties and supersedes all warranties and representations previously made and all previous agreements (including confidentiality agreements), arrangements or understandings between the Parties relating to the matters contained herein whether oral or in writing made or dated prior to the date hereof.

ARTICLE 20

NO WAIVER

20.1 No waiver by any Party of any breach of a provision of this Agreement shall be binding unless made expressly in writing. Further, any such waiver shall relate only to the breach to which it expressly relates and shall not apply to any subsequent or other breach.

ARTICLE 21

ENUREMENT

21.1 This Agreement shall enure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties.

ARTICLE 22

FURTHER ASSURANCES

22.1 Each Party shall from time to time hereafter do all such acts and things and execute all such documents and instruments as are reasonably requested by the other Party to more effectively carry out the terms of this Agreement.

ARTICLE 23

FORCE MAJEURE

23.1 If as a result of circumstances (“Force Majeure”) beyond the reasonable control of the Party concerned, such Party is unable, wholly or in part, to carry out its obligations under this Agreement, then such obligations shall, to the extent such obligations are affected by such Force Majeure, be suspended during the continuance of such inability. The Party claiming Force Majeure shall notify the other Party of the Force Majeure within a reasonable time after the occurrence of the facts relied on and shall keep such Party informed of all significant developments.

ARTICLE 24	DISCLAIMER

24.1 THE PARTIES CONTEMPLATE, UNDERSTAND AND ACKNOWLEDGE THAT THE PRIMARY WORK PRODUCTS TO BE PREPARED BY SOVEREIGN UNDER THIS AGREEMENT WILL CONTAIN STATEMENTS BASED ON THE INTERPRETATION OF GEOLOGIC, GEOPHYSICAL, AND ENGINEERING DATA THAT MAY NOT BE UNIQUE SOLUTIONS. THE STATEMENTS MADE TO SYNTROLEUM BY SOVEREIGN IN PERFORMING ITS WORK UNDER THIS AGREEMENT WILL BE TRUE AND CORRECT TO THE BEST OF SOVEREIGN’S KNOWLEDGE AND WILL BE BASED UPON CREDIBLE REPORTS AND SUPPORTABLE INTERPRETATIONS OF THE AVAILABLE DATA IT HAS STUDIED PERTAINING TO ANY

CONTRACT AREA OR PROSPECTIVE CONTRACT AREA AND IN ACCORDANCE WITH ACCEPTED PROFESSIONAL STANDARDS BUT NO WARRANTIES WHATSOEVER EITHER EXPRESS OR IMPLIED ARE MADE BY SOVEREIGN AS TO THE ACCURACY OF ANY OF THESE STATEMENTS. IT IS THE SOLE RESPONSIBILITY OF SYNTROLEUM TO ASSESS THE ACCURACY AND VALIDITY OF THESE STATEMENTS.

ARTICLE 25

COUNTERPART EXECUTION AND FAX DELIVERY

25.1 This Agreement may be executed in any number of counterparts and each such counterpart shall be deemed an original agreement for all purposes; provided that no Party shall be bound by the terms of this Agreement unless and until all Parties have executed a counterpart. Delivery by a Party of an executed counterpart of this Agreement by fax to the other Parties shall constitute sufficient delivery of this Agreement by that Party.

IN WITNESS WHEREOF, Syntroleum and Sovereign have duly executed this Agreement as of the date and year first above written.

SYNTROLEUM INTERNATIONAL CORPORATION	SOVEREIGN OIL & GAS COMPANY II LLC

/s/ RONALD E. STINEBAUGH	/s/ JOSEPH M. BRUSO, JR.
Ronald E. Stinebaugh.	Joseph M. Bruso, Jr.
Vice President	President and Chief Executive Officer

EXHIBIT ‘C’

WARRANT AGREEMENT

THIS WARRANT AGREEMENT (the “Agreement”), dated as of                         , is made and entered into by and among Syntroleum Corporation, a Delaware corporation (the “Company”), and                                      (the “Warrantholder”). This Agreement is being executed in connection with the Joint Development Agreement dated March 1, 2004 by and between the Company and [the Warrantholder] [Sovereign Oil & Gas Company II, LLC, a Texas limited liability company] (the “JD Agreement”).

The Company agrees to issue, and the Warrantholder agrees to accept[, for an agreed value of $                 per warrant,] the warrants, as hereinafter described (the “Warrants”), to purchase up to              shares (the “Shares”), of the Company’s Common Stock, par value $.01 per share (the “Common Stock”). The issuance of the Warrants shall occur as provided in the JD Agreement.

In consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder, the Company and the Warrantholder, for value received, hereby agree as follows:

Section 1. Transferability and Form of Warrants.

1.1 Registration. The Warrants shall be numbered and shall be registered on the books of the Company when issued.

1.2 Limitations on Transfer. The Warrants and the Shares shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement. The Warrantholder will cause any proposed purchaser, assignee, transferee or pledgee of the Warrants or the Shares, except for transferees in dispositions of Shares that are pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Act”), or dispositions of Shares pursuant to Rule 144 under the Act, to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement. The Warrants may be divided or combined, upon request to the Company by the Warrantholder, into a certificate or certificates representing the right to purchase the same aggregate number of Shares. Unless the context indicates otherwise, the term “Warrantholder” shall include any transferee or transferees of the Shares that are required to be bound by the terms hereof, and the term “Warrants” shall include any and all warrants outstanding pursuant to this Agreement, including those evidenced by a certificate or certificates issued upon division, exchange or substitution pursuant to this Agreement. The Warrantholder by its receipt of a Warrant certificate, agrees to be bound by and comply with the terms of this Agreement. The Warrantholder represents and agrees that the Warrant (and Shares if the Warrant is exercised) is purchased only for investment, for the Warrantholder’s own account, and without any present intention to sell, or with a view to distribution of, the Warrant or Shares.

1.3 Form of Warrants. The text of the Warrants and of the form of election to purchase Shares shall be substantially as set forth in Exhibit A attached hereto. The number of Shares issuable upon exercise of the Warrants is subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Warrant shall be executed on behalf of the Company by its Chief Executive Officer, President or by a Vice President, attested to by its Secretary or an Assistant Secretary. A Warrant bearing the signature of an individual who was at any time the proper officer of the Company shall bind the Company, notwithstanding that such individual shall have ceased to hold such office prior to the delivery of such Warrant or did not hold such office on the date of this Agreement.

The Warrants shall be dated as of the date of signature thereof by the Company either upon initial issuance or upon division, exchange or substitution.

1.4 Legend on Warrants. Each Warrant certificate shall bear the following legend:

(a) “THE WARRANTS EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED AND ANY PROSPECTUS DELIVERY REQUIREMENTS ARE NOT APPLICABLE OR (III) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES. COPIES OF THE WARRANT AGREEMENT AND THE JOINT DEVELOPMENT AGREEMENT COVERING THE ISSUANCE OF THESE WARRANTS AND VARIOUS REQUIREMENTS, INCLUDING WITHOUT LIMITATION PROVISIONS RESTRICTING THEIR TRANSFER, MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.”; and

(b) any legend required by applicable state securities law.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legends (except, in the case of the Shares, a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Act or upon completion of a sale under Rule 144 under the Act of the securities represented thereby) shall also bear the above legend or similar legend unless, in the opinion of the Company’s counsel, the securities represented thereby need no longer be subject to such restrictions. The Warrantholder consents to the Company making a notation on its records and giving instructions to any registrar or transfer agent of the Warrants and the Common Stock in order to implement the restrictions on transfer established in this Agreement.

Section 2. Exchange of Warrant Certificate. Any Warrant certificate may be exchanged for another certificate or certificates entitling the Warrantholder to purchase a like aggregate number of Shares as the certificate or certificates surrendered then entitled the Warrantholder to purchase. If the Warrantholder desires to exchange a Warrant certificate, it shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, the certificate evidencing the Warrant to be so exchanged. Thereupon, the Company shall execute and deliver to the person entitled thereto a new Warrant certificate as so requested.

Section 3. Term of Warrants; Exercise of Warrants.

(a) Subject to the terms of this Agreement, the Warrantholder shall have the right, at any time and from time to time on a day that is not a Saturday, Sunday or public holiday in Tulsa, Oklahoma during the period commencing                          [as determined in accordance with the JD Agreement], and ending at 5:00 p.m., Tulsa, Oklahoma time, on                          [as determined in accordance with the JD Agreement] (the “Termination Date”), to exercise a Warrant and to purchase from the Company up to the number of fully paid and nonassessable Shares to which the Warrantholder may at the time be entitled to purchase pursuant to this Agreement, upon surrender to the Company, at its principal office, of the certificate evidencing the Warrants to be exercised, together with the purchase form on the reverse thereof duly completed and signed, and upon payment to the Company of the Warrant Price (as defined in and determined in accordance with the provisions of this Section 3 and Sections 7 and 8 hereof), for the number of Shares in respect of which such Warrants are then exercised, but in no event for less than 100 Shares (unless less than an aggregate of 100 Shares are then purchasable under all outstanding Warrants held by the Warrantholder).

(b) Payment by the Warrantholder of the aggregate Warrant Price due from it shall be made in cash or by immediately available funds, check or any combination thereof.

(c) Upon such surrender of the Warrants and payment of such Warrant Price as aforesaid, the Company shall issue and cause to be delivered to or upon the written order of the Warrantholder and in the name of the Warrantholder a certificate or certificates for the number of full Shares so purchased upon the exercise of its Warrant, together with cash, as provided in Section 9 hereof, in respect of any fractional Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and the Warrantholder shall be deemed to have become a holder of record of such securities as of the date of surrender of the Warrants and payment of the Warrant Price, as aforesaid, notwithstanding that the certificate or certificates representing such securities shall not actually have been delivered or that the stock transfer books of the Company shall then be closed. The Warrants shall be exercisable, at the election of the Warrantholder, either in full or from time to time in part and, in the event that a certificate evidencing the Warrants is exercised in respect of less than all of the Shares specified therein at any time prior to the Termination Date, a new certificate evidencing the remaining portion of the Warrants held by the Warrantholder will be issued by the Company.

Section 4. Payment of Taxes. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of the Warrants or the Shares; provided, however, the Company shall not be required to pay any tax which may be payable in respect of any secondary transfer of the Warrants or the Shares.

Section 5. Mutilated or Missing Warrants. In case the certificate or certificates evidencing the Warrants shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Warrantholder, issue and deliver in exchange and substitution for and upon cancellation of the mutilated certificate or certificates, or in lieu of and substitution for the certificate or certificates lost, stolen or destroyed, a new Warrant certificate or certificates of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant and a bond of indemnity, if requested, also satisfactory in form and amount at the applicant’s cost. Applicants for such substitute Warrants certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

Section 6. Reservation of Shares. There has been reserved, and the Company shall at all times keep reserved so long as the Warrants remain outstanding, out of its authorized Common Stock, such number of shares of Common Stock as shall be subject to purchase under the Warrants. On or before taking any action that would cause an adjustment pursuant to the terms of the Warrants resulting in an increase in the number of shares of Common Stock deliverable upon such conversion or exercise above the number thereof previously authorized, reserved and available therefor, the Company shall take all such action so required for compliance with this Section.

Section 7. Warrant Price. The price per Share at which Shares shall be purchasable upon the exercise of the Warrants (the “Warrant Price”) shall be $             [as determined in accordance with the JD Agreement], subject to adjustment pursuant to Section 8 hereof.

Section 8. Adjustment of Number of Shares. The number and kind of securities purchasable upon the exercise of the Warrants and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

8.1 Adjustments. The number of Shares purchasable upon the exercise of the Warrants and the Warrant Price shall be subject to adjustment as follows:(a) In case the Company after the date hereof shall (1) make or pay a dividend or make a distribution in shares of Common Stock on its Common Stock, (2) subdivide its outstanding shares of Common Stock into a greater number of shares or (3) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the number of Shares purchasable upon exercise of the Warrants immediately prior to such action shall be adjusted so that the Warrantholder upon exercise of the Warrants shall be entitled to receive the number of shares of Common Stock which it would have owned or would have been entitled to receive immediately following such action had the Warrants been exercised immediately prior thereto. An adjustment made pursuant to this subsection (a) shall become effective on the day immediately after the record date, except as provided in subsection (f) below, in the case of a dividend or distribution and shall become effective on the day immediately after the effective date in the case of a subdivision or combination. Whenever the number of Shares purchasable upon the exercise of a Warrant is adjusted as provided in this paragraph (a), the Warrant Price shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment, and of which the denominator shall be the number of Shares so purchasable immediately thereafter.

(b) In case the Company after the date hereof shall distribute any rights, warrants or options to all holders of its Common Stock entitling them, for a period expiring within 60 days after the record date for such distribution, to purchase shares of Common Stock or securities convertible into Common Stock at a price per share less than the Relevant Current Market Price Per Share (as defined below), the Warrant Price shall be adjusted by multiplying the Warrant Price in effect immediately prior to such adjustment by a fraction, of which (i) the numerator shall be the sum of (A) the number of shares of Common Stock outstanding on the record date for the distribution to which this subsection (b) is being applied and (B) the number of shares of Common Stock which the aggregate price of the total number of shares of Common Stock offered pursuant to the distribution to which this subsection (b) is being applied would purchase at the Relevant Current Market Price Per Share and (ii) the denominator shall be the sum of (A) the number of shares of Common Stock outstanding on the record date for the distribution to which this subsection (b) is being applied and (B) the number of additional shares of Common Stock offered pursuant to the distribution to which this subsection (b) is being applied. For purposes of this subsection (b), the “Relevant Current Market Price Per Share” means the then current market price per share of the Common Stock (determined as provided in subsection (d) below) on the record date for the distribution to which this subsection (b) applies, minus, for any distribution to which subsection (c) applies and for which (x) the record date shall occur on or before the record date for the distribution to which this subsection (b) applies and (y) the “‘ex’ date” shall occur on or after the record date for the determination of shareholders entitled to receive the rights, warrants or options to which this subsection (b) applies, the fair market value (on the record date for the distribution to which this subsection (b) applies and as reasonably determined in good faith by the Board of Directors of the Company) of the assets of the Company or evidences of indebtedness, cash or securities distributed in respect of each share of Common Stock in such subsection (c) distribution. The adjustment shall, except as provided in subsection (f) below, become effective on the day immediately after the record date for the determination of shareholders entitled to receive the rights, warrants or options to which this subsection (b) applies.

(c) In case the Company or any subsidiary of the Company after the date hereof shall distribute to all holders of Common Stock any of its assets, evidences of indebtedness, cash or securities (excluding any distributions referred to in subsections (a) or (b) and any dividend or distribution paid in cash out of earned surplus of the Company) then in each such case the Warrant Price shall be adjusted so that the same shall equal the price determined by multiplying the Warrant Price in effect immediately prior to the record date of such distribution by a fraction of which the numerator shall be the then current market price per share of the Common Stock (determined as provided in subsection (d) below) on the record date mentioned below less the then fair market value (as reasonably determined in good faith by the Board of Directors of the Company) of the portion of the assets, evidences of indebtedness, cash or securities so distributed applicable to one share of Common Stock, and of which the denominator shall be such current market price per share of the Common Stock. Such adjustment shall, except as provided in subsection (f) below, become effective on the day immediately after the record date for the determination of stockholders entitled to receive such distribution.

(d) For the purpose of any computation under subsection (b) or (c) above, the current market price per share of Common Stock on any date shall be deemed to be the average of the Market Value of the Common Stock for the 10 trading days before, and ending not later than, the earlier of the date in question and the date before the “‘ex’ date”, with respect to the issuance or distribution requiring such computation. For purposes of subsection (b) and this subsection (d), the term “‘ex’ date,” when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the Nasdaq

(or, if not listed or admitted to trading thereon, then on the principal national securities exchange or automated quotation system on which the Common Stock is listed or admitted to trading and if not listed or admitted to trading on any national securities exchange or automated quotation system, as determined in good faith by the Company’s Board of Directors) without the right to receive such issuance or distribution.

(e) In addition to the foregoing adjustments in subsections (a), (b) and (c) above, the Company will be permitted to make such reductions in the Warrant Price as it considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights will not be taxable to the holders of the shares of Common Stock.

(f) In any case in which this Section 8 shall require that an adjustment be made effective on the day immediately following a record date, the Company may elect to defer the effectiveness of such adjustment (but in no event until a date later than the effective time of the event giving rise to such adjustment), in which case the Company shall, with respect to any Warrant exercised after such record date and on and before such adjustment shall have become effective (i) defer paying any cash payment pursuant to Section 9 hereof or issuing to the Warrantholder the number of shares of Common Stock (or other assets or securities) issuable upon such exercise in excess of the number of shares of Common Stock and other capital stock of the Company issuable thereupon only on the basis of the Warrant Price prior to such adjustment, and (ii) not later than five business days after such adjustment shall have become effective, pay to the Warrantholder the appropriate cash payment pursuant to Section 9 hereof and issue to the Warrantholder the additional shares of Common Stock (or other asset or securities) issuable on such exercise.

(g) Upon the expiration of any rights, warrants or options referred to in subsection (b) or (c) above, to the extent the Warrants shall not have been exercised, the Warrant Price shall be adjusted to such amount as would have been received by the Warrantholder had the adjustment in such Warrant Price made upon the distribution of such rights, warrants or options been made upon the basis of the distribution of only such number of rights, warrants or options as were actually exercised.

(h) No adjustment in the number of Shares purchasable pursuant to the Warrants or in the Warrant Price shall be required unless such adjustment would require an increase or decrease of at least 1.0% of the number of Shares then purchasable upon exercise of the Warrants or in the Warrant Price; provided, however, that any adjustments which by reason of this subsection 8.1(h) are not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 8 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

(i) Whenever the number of Shares purchasable upon the exercise of the Warrants or the Warrant Price is adjusted as herein provided, the Company shall cause to be promptly mailed to the Warrantholder by first class mail, postage prepaid, notice of such adjustment setting forth the number of Shares purchasable upon the exercise of the Warrants and the Warrant Price after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

(j) Except as provided in this Section 8 or in Section 11, during the term of the Warrants or upon the exercise of the Warrants, no adjustment shall be made (i) in respect of any dividends or distributions or (ii) in respect of the consummation of any business combination or other extraordinary transaction.

(k) Irrespective of any adjustments in the number of securities issuable upon exercise of Warrants or in the Warrant Price, Warrant certificates theretofore or thereafter issued may continue to express the same number of securities and Warrant Price as are stated in the Warrant certificates initially issuable pursuant to this Agreement. However, the Company may, at any time in its sole discretion (which shall be conclusive), make any change in the form of Warrant certificate that it may deem appropriate and that does not affect the substance thereof; and any Warrant certificate thereafter issued, whether upon registration of, or in exchange or substitution for, an outstanding Warrant certificate, may be in the form so changed.

8.2 Par Value of Shares of Common Stock. Before taking any action which would cause an adjustment effectively reducing the portion of the Warrant Price allocable to each Share below the then par value per share of the Common Stock issuable upon exercise of the Warrants, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Common Stock upon exercise of the Warrants.

8.3 Independent Public Accountants. The Company may retain a firm of independent public accountants of recognized national standing (which may be any such firm regularly employed by the Company) to make any computation required under this Section 8, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section 8.

8.4 Statement on Warrant Certificates. Irrespective of any adjustments in the number of securities issuable upon exercise of Warrants or in the Warrant Price, Warrant certificates theretofore or thereafter issued may continue to express the same number of securities and Warrant Price as are stated in the Warrant certificates initially issuable pursuant to this Agreement. However, the Company may, at any time in its sole discretion (which shall be conclusive), make any change in the form of Warrant certificate that it may deem appropriate and that does not affect the substance thereof; and any Warrant certificate thereafter issued, whether upon registration of, or in exchange or substitution for, an outstanding Warrant certificate, may be in the form so changed.

Section 9. Fractional Interests; Fair Value. The Company shall not be required to issue fractional Shares on the exercise of the Warrants. If any fraction of a Share would, except for the provisions of this Section 9, be issuable on the exercise of the Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the then Market Value of the Common Stock on the day of such exercise multiplied by such fraction.

Section 10. No Right as Stockholder; Notices to Warrantholder. Nothing contained in this Agreement or in the Warrants shall be construed as conferring upon the Warrantholder or its transferees any rights as a stockholder of the Company, including the right to vote, receive dividends, call meetings, consent or receive notices as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter or imposing any fiduciary or other duty on the Company, its officers or directors, in favor of the Warrantholder, all of which rights and duties owed to stockholders are disclaimed and waived by the Warrantholder. If, however, at any time prior to the expiration of the Warrants and prior to their exercise, any one or more of the following events shall occur:

(a) any action which would require an adjustment pursuant to Section 8.1; or

(b) a dissolution, liquidation or winding up of the Company or a consolidation, merger or similar business combination or sale of its property, assets and business as an entirety or substantially as an entirety shall be proposed;

then the Company shall give notice in writing of such event to the Warrantholder, as provided in Section 13 hereof, promptly prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to any relevant dividend, distribution, subscription rights or other rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to mail or receive such notice or any defect therein shall not affect the validity of any action taken with respect thereto.

Section 11. Continuation of Purchase Rights in Case of Reclassification, Change, Merger, Consolidation or Sale of Assets. If any of the following shall occur, namely: (a) any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of outstanding shares of Common Stock), (b) any consolidation or merger of the Company with or into any other person, or the merger of any other person with or into the Company (other than a merger which does not result in any reclassification, change, conversion, exchange or cancellation of outstanding shares of Common Stock) or (c)

sale, transfer or conveyance of all or substantially all of the assets of the Company (computed on a consolidated basis), then the Company, or such successor or purchasing entity, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, sale, transfer or conveyance, execute and deliver to the Warrantholder an agreement providing that the Warrantholder shall have the right to exercise the Warrants only into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale, transfer or conveyance by a holder of the number of shares of Common Stock issuable upon exercise of the Warrants and (ii) failed to exercise its rights of an election, if any, as to the kind or amount of securities, cash and upon such reclassification, change, consolidation, merger, sale, transfer or conveyance (provided that if the kind or amount of securities, cash, and other property receivable upon such reclassification, change, consolidation, merger, sale, transfer or conveyance is not the same for each share of Common Stock of the Company held immediately prior to such reclassification, change, consolidation, merger, sale, transfer or conveyance in respect of which such rights of election shall not have been exercised (“non-electing share”), then for the purpose of this Section 11 the kind and amount of securities, cash and other property receivable upon such reclassification, change, consolidation, merger, sale, transfer or conveyance by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Agreement. If, in the case of any such consolidation, merger, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of shares of Common Stock includes shares of stock or other securities and property (including cash) of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale or conveyance, then such agreement shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Warrantholder as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. The provisions of this Section 11 shall similarly apply to successive consolidations, mergers, sales or conveyances. Notice of the execution of each such agreement shall be mailed to the Warrantholder by first class mail, postage prepaid.

Section 12. Securities Laws; Restrictions on Transfer of Shares; Registration Rights.

(a) The Warrantholder agrees that the Warrant and the related Shares (each of the Warrant and the Shares being referred to herein as a “Security” and together, “Securities”) are being acquired for investment and that the Warrantholder will not purchase, offer, sell or otherwise dispose of any of the Securities except under circumstances which will not result in a violation of the Act. In order to exercise this Warrant, the Warrantholder must be able to confirm and shall confirm in writing, by executing a certificate to be supplied by the Company, all of the representations and other covenants contained in this Agreement, including that the Securities so purchased are being acquired for investment and not with a view toward distribution or resale. The Shares (unless registered under the Act) shall be stamped or imprinted with, in addition to any other appropriate or required legend, a legend in substantially the following form:

“THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED AND ANY PROSPECTUS DELIVERY REQUIREMENTS ARE NOT APPLICABLE OR (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES. COPIES OF THE AGREEMENT COVERING THE ISSUANCE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.”

(b) In addition, the Warrantholder specifically represents to the Company both at the time of initial purchase of the Warrant and at those future times as specified herein:

(1) The Warrantholder has experience in analyzing and investing in companies like the Company and is capable of evaluating the merits and risks of an investment in the Company and has the capacity to protect its own interests. The Warrantholder is an “Accredited Investor” as that term is defined in Rule 501(a) promulgated under the Act. The Warrantholder is aware of the Company’s business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire the Securities. The Warrantholder is acquiring the Securities for its own account for investment purposes only not as a nominee or agent and not with a view to, or for the resale in connection with, any “distribution” thereof for purposes of the Act. The Warrantholder is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Warrantholder acknowledges the Company’s obligation to file a registration statement with respect to the Shares as set forth in the Registration Rights Agreement dated as of the date hereof by and among the Company and the Warrantholder (the “Registration Rights Agreement”), the effectiveness of which registration statement may be required for the resale of the Shares. The Warrantholder has not offered or sold any portion of the Securities to be acquired by the Warrantholder and has no present intention of reselling or otherwise disposing of any portion of such Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance, and in particular the Warrantholder has no current intention to resell the Shares under such registration statement nor would it have such intention if such registration statement were effective as of the date of purchase. The Warrantholder understands that investment in the Securities is subject to a high degree of risk. The Warrantholder can bear the economic risk of its investment, including the full loss of its investment, and by reason of its business or financial experience or the business or financial experience of its professional advisors has the capacity to evaluate the merits and risks of its investment and protect its own interest in connection with the purchase of the Securities. If other than an individual, the Warrantholder also represents it has not been organized for the purpose of acquiring the Securities.

(2) The Warrantholder understands that the Securities have not been and except as provided in the Registration Rights Agreement with respect to the Shares will not be registered under the Act or any applicable State securities law in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Warrantholder’s investment intent and the accuracy of the Warrantholder’s representations as expressed herein and the Warrantholder will furnish the Company with such additional information as is reasonably requested by the Company in connection with such exemption.

(3) The Warrantholder further understands that the Securities must be held indefinitely unless subsequently registered under the Act and any applicable state securities laws, or unless exemptions from registration are otherwise available. Moreover, the Warrantholder understands that the Company is under no obligation to and does not expect to register the Securities except as provided for in the Registration Rights Agreement with respect to the Shares.

(4) The Warrantholder is aware of the provisions of Rule 144, promulgated under the Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an Affiliate of such issuer), in a nonpublic offering subject to the satisfaction of certain conditions, if applicable, including, among other things: The availability of certain public information about the Company, the resale occurring not less than one year after the party has purchased and paid for the Securities to be sold; the sale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

(5) The Warrantholder further understands that it may not transfer the Warrants and that at the time it wishes to sell the Securities, it is possible that there will be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Warrantholder may be precluded from selling the Securities under Rule 144 even if the one-year minimum holding period had been satisfied.

(6) The Warrantholder further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Act or compliance with registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such actions do so at their own risk.

(7) To the Warrantholder’s knowledge, the Company has made available copies of the Company’s reports filed under the Exchange Act since the beginning of the Company’s current fiscal year. The Warrantholder has had a reasonable opportunity to ask questions relating to and otherwise discuss the Company’s business, management and financial affairs with the Company’s management, customers and other parties, and the Warrantholder has received satisfactory responses to the Warrantholder’s inquiries. The Warrantholder has relied solely on its own independent investigation before deciding to enter into the purchase of the Warrants contemplated hereby. Unless the Warrantholder has otherwise notified the Company in writing, the Warrantholder is not, and has not been within the ninety (90) days prior to the closing date of the purchase of the Securities, a broker or dealer of securities. Unless the Warrantholder has otherwise notified the Company in writing, the Warrantholder is not an employee, officer or director of the Company nor prior to the consummation of the actions contemplated hereby, is the Warrantholder the beneficial owner of 5% or more of the Common Stock of the Company.

(c) With respect to any offer, sale or other disposition of any Securities that is not registered under the Act, the Warrantholder agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of the Warrantholder’s counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of such Securities and indicating whether or not under the Act, certificates for the Securities in question to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Such opinion must be satisfactory to the Company in its reasonable judgment and shall state that it may be relied upon by counsel to the Company, and any stock exchange or transfer agent. Promptly upon receiving such written notice and satisfactory opinion, if so requested, the Company shall notify the Warrantholder that the Warrantholder may sell or otherwise dispose of such Securities all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this subsection (c) that the opinion of counsel for the Warrantholder is not satisfactory to the Company, the Company shall so notify the Warrantholder promptly after such determination has been made and shall specify in detail the legal analysis supporting any such conclusion. Each certificate representing the Securities thus transferred (except a transfer registered under the Act or a transfer of Shares pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the Warrantholder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

(d) Prior to any transfer of the Securities (except a transfer registered under the Act or a transfer of Shares pursuant to Rule 144), the proposed transferee shall agree in writing with the Company to be bound by the terms of this Agreement (whether or not the Warrant has been exercised or otherwise outstanding) as if an original signatory hereto and the proposed transferee must be able to and must make representations as set forth in this Section 12.

(e) As used in this Section 12, “Affiliate” shall mean, with respect to any person, any other person controlling, controlled by or under direct or indirect common control with such person (for the purposes of this definition “control,” when used with respect to any specified person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing).

Section 13. Notices. Any notice pursuant to this Agreement by the Company or by the Warrantholder or a holder of Shares shall be in writing and shall be deemed to have been duly given if delivered or mailed by certified mail, return receipt requested:

(a) If to the Warrantholder or holders of Shares addressed to it at                                                      , Attention:                                 .

(b) If to the Company addressed to it at 4322 South 49th West Avenue, Tulsa, Oklahoma 74107, Attention: Chief Financial Officer.

Each party may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance herewith to the other party.

Section 14. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company, the Warrantholder or the holders of Shares shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 15. Applicable Law. This Agreement shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be construed in accordance with the laws of said State.

Section 16. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrantholder and the holders of Shares any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the Warrantholder and the holders of Shares.

Section 17. Counterparts. This Agreement may be executed in any number of counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Section 18. Amendment. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that any provisions hereof may be amended, waived, discharged or terminated upon the written consent of the Company and the Warrantholder.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, all as of the day and year first above written.

SYNTROLEUM CORPORATION

By:
Name:	John B. Holmes, Jr.
Title:	President and Chief Operating Officer

[SOVEREIGN OIL & GAS COMPANY II, LLC

By:
Name:
Title:]

[WARRANTHOLDER:]

[Name]

Exhibit A

THE WARRANTS EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED AND ANY PROSPECTUS DELIVERY REQUIREMENTS ARE NOT APPLICABLE OR (III) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES. COPIES OF THE WARRANT AGREEMENT AND THE JOINT DEVELOPMENT AGREEMENT COVERING THE ISSUANCE OF THESE WARRANTS AND VARIOUS REQUIREMENTS, INCLUDING WITHOUT LIMITATION PROVISIONS RESTRICTING THEIR TRANSFER, MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

Warrant Certificate No.

WARRANTS TO PURCHASE

                         SHARES OF COMMON STOCK

SYNTROLEUM CORPORATION

INCORPORATED UNDER THE LAWS

OF THE STATE OF DELAWARE

This certifies that, for value received,                         , the registered holder hereof (the “Warrantholder”), is entitled to purchase from SYNTROLEUM CORPORATION (the “Company”), at any time during the period commencing the date hereof and ending at 5:00 p.m., Tulsa, Oklahoma time, on                      at a purchase price per share of $            , (the “Warrant Price”) the number of shares of Common Stock of the Company set forth above (the “Shares”). The number of shares of Common Stock of the Company purchasable upon exercise of each Warrant evidenced hereby and the Warrant Price shall be subject to adjustment from time to time as set forth in the Warrant Agreement.

The Warrants evidenced hereby may be exercised in whole or in part by presentation of this Warrant certificate with the Purchase Form attached hereto duly executed and simultaneous payment of the Warrant Price at the principal office of the Company. Payment of such price shall be made in cash or immediately available funds.

The Warrants evidenced hereby are issued under and in accordance with a Warrant Agreement, dated as of                      (the “Warrant Agreement”), between the Company and the Warrantholder and are subject to the terms and provisions contained in the Warrant Agreement, including certain restrictions on the exercise thereof, to all of which the Warrantholder by acceptance hereof consents.

Upon any partial exercise of the Warrants evidenced hereby, there shall be signed and issued to the Warrantholder a new Warrant certificate in respect of the Shares as to which the Warrants evidenced hereby shall not have been exercised. These Warrants may be exchanged at the office of the Company by surrender of this Warrant certificate properly endorsed for one or more new Warrants of the same aggregate number of Shares as here evidenced by the Warrant or Warrants exchanged. No fractional shares of Common Stock will be issued upon the exercise of rights to purchase hereunder, but the Company shall pay the cash value of any fraction upon the exercise of one or more Warrants. These Warrants are transferable in the manner and subject to the restrictions set forth or referred to in the Warrant Agreement.

This Warrant Certificate does not entitle the Warrantholder to any of the rights of a stockholder of the Company.

SYNTROLEUM CORPORATION

By:
Name:
Title:

Dated: , 200

ATTEST:

Secretary

ANNUAL MEETING OF STOCKHOLDERS OF

SYNTROLEUM CORPORATION

April 26, 2004

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

The Board of Directors recommends that you vote “FOR” each of the nominees and “FOR” each of the proposals.

The proposals listed below are being proposed by the Company.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE    ☒

1.	Election of Directors:
NOMINEES:
	☐ FOR ALL NOMINEES	☐ Kenneth L. Agee
	☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ P. Anthony Jacobs
	☐ FOR ALL EXCEPT (See instructions below)	☐ James R. Seward

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

2.	Approval of the Issuance of Warrants to Mr. Ziad Ghandour.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Approval of the Grant of Options to Mr. James R. Seward.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	Approval of the Issuance of Warrants Pursuant to the Joint Development Agreement with Sovereign Oil & Gas Company II, LLC.	FOR ☐	AGAINST ☐	ABSTAIN ☐

5.	Ratification of Appointment of Accountants.	FOR ☐	AGAINST ☐	ABSTAIN ☐

6.	In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

Signature of Stockholder                         Date:                          Signature of Stockholder                         Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SYNTROLEUM CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Kenneth L. Agee, John B. Holmes, Jr. and Richard L. Edmonson, and each of them individually with the power of substitution, as Proxy or Proxies of the undersigned, to attend and act for and on behalf of the undersigned at the Annual Meeting of Stockholders of Syntroleum Corporation (the “Company”) to be held at Tulsa Community College, West Campus, 7505 West 41st Street, Tulsa, Oklahoma 74107 on April 26, 2004 at 10:00 a.m. local time and at any adjournment thereof, hereby revoking any prior Proxy or Proxies. This Proxy when properly executed will be voted as directed on the reverse hereof by the undersigned. If no direction is made, shares will be voted “FOR” proposals 2, 3, 4, and 5 and “FOR” the election of directors named in the Proxy.

(Continued and to be signed on the reverse side)